SCHEDULE 14C

Information Required in Information Statement

SCHEDULE 14C INFORMATION

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NEW YORK FILM WORKS, INC.

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NEW YORK FILM WORKS, INC.

928 Broadway

New York  NY  10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH ___, 2002 AT 3:00 PM EASTERN STANDARD TIME

To our shareholders:

New York Film Works, Inc. will hold a special meeting of its shareholders at the offices of Raice Paykin & Krieg LLP, 185 Madison Avenue, 10th floor, New York, New York on March ___, 2002 at 3:00 PM EST. At the meeting we will ask you:

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To approve an amendment of the Certificate of Incorporation to:

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reduce the number of issued and outstanding shares of common stock by changing each 25 issued and outstanding shares into one new share;

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reduce the authorized common stock to 50,000,000 shares;

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create a new class of 2,000,000 shares of  “blank check” preferred stock, and designate 150,000 of those preferred shares as Series A Redeemable Convertible 8% Preferred Shares; and

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change our name to Cinegram Digital Media Group, Inc. ; and

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To approve the creation of an incentive stock option plan.

The Board of Directors has approved an exchange agreement calling for an exchange of shares of New York Film Works common stock for all of the outstanding common stock of Cinegram Media, Inc. That exchange, as well as the proposals above, are more fully described in the attached information statement. All of the proposals to be considered at the meeting are related to the proposed exchange. I urge you to read the Information Statement carefully.

A majority of the shareholders have signified their intention to approve  the proposals.

WE ARE NOT ASKING YOU FOR A PROXY AND WE ASK YOU NOT TO SEND US A PROXY

Sincerely,

Michael Cohen

President

February___, 2002

This document is being first sent to shareholders on or about February___, 2002

INFORMATION STATEMENT

TABLE OF CONTENTS

Summary

Summary of the Share exchange

The Meeting

Proposal # 1 - Amendment of certificate of incorporation

Proposal # 2 - establishment of Incentive stock option plan

Financial Information

Forms 10-K and 10-Q Filed with the Securities and Exchange Commission

Statements Regarding Forward-Looking Information

 FREQUENTLY ASKED QUESTIONS

Q:

What is the share exchange?

A:

The share exchange will combine two businesses, New York Film Works and Cinegram Media. In the exchange, Cinegram Media will become a wholly-owned subsidiary of New York Film Works. The exchange will be carried out by New York Film Works, Inc. issuing shares of its common stock in exchange for all the issued and outstanding shares of Cinegram Media, Inc.

For a more complete description of the exchange, see the section entitled "The Share Exchange Agreement" on page 13.

Q:

Why are New York Film Works and Cinegram Media combining their businesses?

A:

This share exchange will combine Cinegram Media's expertise in the field of interactive multi media software products and digitally reproduced gallery quality art work with New York Film Works's technology in film processing and New York Film Works's status as a publicly reporting company. In addition, we believe it will strengthen New York Film Works's management through the addition of senior level executives familiar with the technology and business aspects of digital reproduction. Overall, both New York Film Works and Cinegram Media believe that the exchange will provide added value to their shareholders. For a complete description of New York Film Works's and Cinegram Media's reasons for the exchange, we encourage you to refer to page 11 of this document.

Q:

Are there any things beyond a shareholder vote that have to happen before the share exchange must be completed?

A:

The contract for the share exchange provides that a number of conditions have to be satisfied before one or both of the parties is obligated to complete the exchange. The most important conditions are that neither party have shown losses or deterioration in its cash position in excess of what might reasonably be expected in light of its history of operations, and that Cinegram have received at least $250,000 in interim financing. For a more complete description of the conditions to closing, see "Conditions to closing the Share Exchange" on page 15.

Q:

What does New York Film Works's management see as the future of the combined company?

A:

Cinegram Media's reputation and recognized creative ability, attention to quality and ability to combine the use of  many forms of digital/computer technology give Cinegram an edge in the acquisition of heretofore un-exploited intellectual property and the ability to generate significant sales and profit growth. New York Film Works’ management  sees the opportunity to combine the growth prospects and business knowledge of Cinegram with the stability and potential expansion New York Film Works to generate increased shareholder value.

Q:

Cinegram Media seems to have a lot of debt. Why would New York Film Works take on Cinegram Media's debt?

A:

Most of Cinegram Media's debt is the result of its research and development in the development of interactive multi media programs, acquisition of intellectual property assets and development of the “print-on-demand” business concept. We believe Cinegram Media's overall debt is acceptable relative to the level of opportunity it has reached. We believe that Cinegram Media, despite being undercapitalized, has achieved a strong position in its industry, and an admirable reputation for quality and creativity. Third party research indicates significant growth potential for interactive multi media programs both for the education markets and for the home entertainment market. It indicates an even greater growth potential in the market for high quality digitally produced reproduction artwork.

Q:

How much additional money will you need in the short term, and how do you expect to raise it?

A:

We will need approximately $250,000 immediately, and receiving that amount is one of the conditions to the effectiveness of the share exchange. We plan to raise this funding in a private placement of either debt or convertible debt. After the exchange is completed, we plan to seek an additional $3 million through a sale of common stock in a registered public offering. The sale of common stock, and the sale of convertible debt if that debt is converted, would reduce the percentage ownership of both current shareholders of New York Film Works and the shareholders of Cinegram who receive New York Film Works shares in the exchange. We cannot determine at the present time how many shares we will have to issue to get the additional money we will need.

Q:

What will Cinegram Media shareholders receive in the exchange?

A:

In the exchange, Cinegram Media shareholders will receive shares of New York Film Works common stock in exchange for their shares of Cinegram Media common stock. The shares of New York Film Works common stock that they receive in the exchange will represent stock ownership in the combined company after the exchange.

After the reverse split of 1 new share for 25 old shares, each Cinegram Media shareholder will receive  3.207 shares of New York Film Works common stock for each share of Cinegram Media common stock owned. This will result in the Cinegram Media shareholders owning 6,760,000 shares, or 65% of the shares of the combined companies. Holders of Cinegram Media stock options will receive options to purchase New York Film Works common stock on terms substantially the same as their Cinegram Media stock options, with quantity and exercise price adjusted for the exchange ratio. In addition, if Cinegram earnings are more than $500,000 and sales are more than $7,500,000 in the two years 2002 and 2003, the Cinegram shareholders would receive an additional 4,160,000 shares, which would bring the shares they are to receive to 75% of the shares of the combined companies and reduce the percentage of the present shareholders of New York Film Works own to 25%. In addition, Mr. R. F. Wright is exchanging $2 million of indebtedness owed to him by Cinegram for preferred stock that will be convertible into 2,000,000 shares of New York Film Works common stock. For a more complete description of the shares that may be issued in connection with the transaction, see "Summary of the Share exchange" -- "The Share Exchange Agreement" -- "How the Share Exchange Will Work" beginning at page 14.

Q:

What will New York Film Works shareholders receive in the exchange?

 A:

New York Film Works shareholders will not receive any new shares of New York Film Works common stock as a result of the exchange. New York Film Works shareholders before the share exchange will continue to own their shares of New York Film Works common stock, and those shares will represent stock ownership in the combined company after the share exchange; however, as a result of the reverse stock split, new certificates will be issued to the New York Film Works shareholders.

Q:

Why are you doing a reverse split of 1 for 25 ?

A:

The board of directors believes that reducing the number of shares will result in a more appropriate share price for our shares; factors considered to arrive at this decision include the liquidity of the shareholder’s investment and the potential of upgrading the listing status .

Q:

Why are you reducing the authorized Common stock and creating a new Preferred Stock?

A:

Our authorized and issued common stock had been increased in the past to reflect circumstances relevant at that time. The board of directors believes that the reduction in the authorized common stock  reflects a more realistic need for authorized stock based upon the reduced number of issued shares. It also reduces the potential Franchise Tax calculated on authorized capital. If we need special forms of equity to effect acquisitions or other capital transactions, the new “blank check” preferred stock will give the Board the needed resource.

Q.

Why are you designating 150,000 shares of the Series A redeemable convertible 8% preferred stock at the present time?

A.

Under the exchange agreement, Raymond F. Wright, one of the Cinegram shareholders, is to exchange $2,000,000 in indebtedness owed to him by Cinegram for 100,000 shares of newly created Series A Convertible Redeemable Preferred Stock of Film Works having the terms specified in the amended certificate of incorporation. This will improve the consolidated balance sheet of New York Film Works after completion of the exchange. The shares are convertible at a price of $1.00 per share of common stock, which is equivalent to a price of $0.04 per share on a pre-reverse-split basis. The recent trading range of the pre-reverse-split common stock has been between $0.005 and $0.02 per share. Mr. Wright will be entitled to convert his preferred shares into common stock at any time, but it is unlikely that he will convert unless the common stock is trading at more than $1.00 per share (post-reverse split). If Mr. Wright were to convert all of the 100,000 Series A Preferred he is to receive in the exchange, he would be able to receive 2,000,000 common shares. He may in the future exchange additional indebtedness for preferred stock having the same terms. Whether or not Mr. Wright exchanges additional shares will be determined by him and the Board of Directors based on the Company's financial situation at the time. A series of tables showing the impact of the share exchange and the dilution that would result from various possible additional share issuances is included on page 15.

Q:

What will the name of the combined company be after the exchange?

A:

Immediately after the exchange, the name of New York Film Works, Inc. will be changed to Cinegram Digital Media Group, Inc. It is expected that the trading symbol will be changed to CDMG.

Q:

Why are you changing your name?

A:

The Board of Directors has concluded that the growth and long term earnings prospects for Cinegram in its digital media lines of business are far greater than for New York Film Works. In addition, the use of digital technology in the film processing industry is rapidly expanding. The combination of these factors have made the change to Cinegram Digital Media Group, Inc. appropriate.

Q:

Will I recognize a taxable gain or loss as a result of the share exchange?

A:

We expect that the exchange will be a tax-free exchange and you will not recognize gain or loss for income tax purposes. However, we urge you to consult your own tax advisor to determine your particular tax consequences.

For a more complete description of the tax consequences, see the section entitled "Material United States Federal Income Tax Consequences of the Share Exchange"  on page 15.

Q:

Do shareholders who vote against the transaction have any rights to appraisal and payment for their shares?

A:

No. The exchange of shares does not itself require the approval of shareholders and we are not asking for approval of that transaction. Accordingly, there are no dissenters' appraisal rights. Holders who object to the merger will not have any other legal right to prevent the merger or be paid as a result of it

Q:

Should I do anything with my New York Film Works stock certificates?

A:

Not at this time. Your New York Film Works stock certificates will be exchanged for new certificates as soon as practicable after we file the amendment of the certificate of incorporation effecting the reverse split and the change of name.

Q:

When do you expect the share exchange to be completed?

A:

We are working toward completing the exchange as quickly as possible. We expect to complete it before December 31, 2001

Q:

Why are you authorizing an incentive stock option plan?

A.

Both companies have been operating with a very small number of employees. Cinegram Media recognized the value of retention of  these valuable employees and the need to attract additional management and other personnel, and had created an employee stock option plan for its employees. Cinegram had also used options to induce investors to provide the initial finding for the Company. It is the intention in the share exchange agreement to continue to recognize these options. The board of directors believes that it is in our the best interests to extend the option program to employees of New York Film Works to assist in keeping the current employees and to help attract additional employees.

Q:

Who should I call with questions?

A:

New York Film Works shareholders should call Raymond F. Wright at (908) 598-4755 with any questions about the information in this document.

You may also obtain additional information about New York Film Works from documents we have filed with the Securities and Exchange Commission by following the instructions in the section entitled "Forms 10-K and 10-Q Filed with the Securities and Exchange Commission"  on page 69.

SUMMARY

This summary information is provided to aid you in understanding the actions we are taking in connection with share exchange transaction and the resulting change in the nature of your company. You should read this document and the Annexes in their entirety for a complete understanding of the share exchange and other changes being made in our business.

The Companies

New York Film Works, Inc.

928 Broadway

New York  NY  10010

(212) 475 5700

New York Film Works provides a wide array of photo finishing and processing services principally for the professional and commercial photographic market in New York City. It was incorporated under the laws of the State of New York on November 5, 1980 and began operations in April 1981. It acquired all of the outstanding shares of common stock of Emulsion Stripping, Ltd., an Illinois corporation, on February 8, 1984. Emulsion Stripping, Ltd. changed its name to ES Graphics, Inc. ("ES Graphics") in March 1984. ES Graphics subsequently went out of business.

After pursuing our business and finding results unsuccessful, we filed a Chapter 7 proceeding in the U.S. Bankruptcy Court. On September 3, 1992, our case was converted from a Chapter 7 to Chapter 11 proceeding under which we were a Debtor-in-Possession. We submitted a Plan of Reorganization in order to restructure our pre-petition obligations, which was subsequently approved by the Bankruptcy Court. On August 21, 1996, the U.S. Bankruptcy Court discharged us from our bankruptcy.

New York Film Works's Business

Business Overview

New York Film Works provides a wide array of photo finishing and a full service photo-processing laboratory principally for the professional and commercial photographic market in New York City.

We plan to take advantage of the technological and digital advances that have developed in the photographic and film processing industry such as the use of digital technologies, the Internet and scanning equipment. Our product line has expanded to include: "Digital C-Prints," Computer Graphic Output Scanning Services, Laser Prints and Video Transfer Services.

Film Processing and Printing Services.

Our products and services include: of laser/photo realistic digital copies, 35 mm & 4x5 computer output from digital data, digital printing from computer files, computer graphics creation, scans in a flash, photo CD and pro CD scanning services, video transfer services, film to VHS video, prints from VHS videos, custom "C" prints, quality color prints, custom "R" prints, custom black & white printing, professional mini-lab services, professional duping services, plaque framing center, photo restoration & retouching, Kodachrome and E-6 slide film processing and black & white and color contact sheet services.

Sales and Marketing.

We perform film processing services for

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professional and commercial photographers, photographic editors of magazines and periodicals, photographic dealers on a wholesale basis and

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amateur photographers on a retail basis.

We generate our professional and commercial sales primarily by telephone solicitations, sales visits, referrals, publicity in trade journals and from participation in trade shows. We also enjoy a large walk-in clientele from our location on Broadway in New York City.

Customers.

As of October 31, 2001, New York Film's customer base consisted of approximately 20% professional photographers, 10% film dealers, 20% corporate and commercial accounts, and 50% retail professional and quality-oriented amateurs.

Employees.

As of January 31, 2002 we employ 13 persons on a full-time basis, including 2 officers, 3 administrative personnel and 8 technicians.

Competition.

Competition in our industry is intense and our products and services are subject to technological advances and other changes.

We have a large number of competitors in the photographic processing industry. Many of our competitors are larger than we are and have much greater financial resources than we do. We compete in a very local area and competition ranges from full-service labs such as ours to the local "one-hour" photo service operated by local grocery and pharmaceutical retailers. As a result of the extensive competition, the demand for our products and services may decrease and our prices may be reduced. In addition, our products and services are affected by our ability to adapt to the technological advances made in the photographic industry, such as the use of digital technologies, the Internet and scanning equipment.

Facilities

New York Film Works leases 9,000 square feet of space located at 928 Broadway, New York, New York 10010. We maintain the property in a condition conducive to the retail customer we serve, and the property is generally in satisfactory condition. Our lease expires on February 28, 2006. We own various laboratory equipment including: film recorders and post production equipment such as film and paper processors, mounting machines, silver recovery units, densitometer, spectrophotometer, pH meter, enlargers, copy camera, automatic titrimeter and computers.

Management.

Michael V. Cohen has served as our President and a director for the past eight years. Mr. Cohen received a B.S. degree in Business Administration from the Rochester Institute of Technology.

Stephen M. Cohen has served as the General Manager, Corporate Secretary and a director of New York Film Works since January 1, 1998. For the 5 years before that he was employed by New York Film Works as Technician, Custom Color and Black & White Printing Division, and Commercial Sales and Service Manager. Mr. Cohen received his B.B.A. in Finance from Hofstra University.

You may also obtain additional information about New York Film Works from documents we have filed with the Securities and Exchange Commission by following the instructions in the section entitled “ Forms 10-K and 10-Q Filed with the Securities and Exchange Commission" ” on page 64.

Cinegram Media, Inc.

One Springfield Ave

Summit  NJ  07901

(908) 598-4755

Cinegram Media, Inc.  publishes high quality, interactive, multimedia products and provides gallery quality digitally produced artwork. It is a privately owned company incorporated in Delaware in 1996. Since 1996, Cinegram has focused on development of product concepts and initial products, and establishing strategic relationships with

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various business organizations to provide production and marketing services and

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organizations owning intellectual property that the company will use in the development of its product lines.

Cinegram provides “content”; it uses technology to present content in exciting new ways in the $3 billion PC-based “edu-tainment” software market. Cinegram's multimedia products are entertaining general interest and educational software programs designed for use on personal computers at home and in the classroom.

Cinegram's gallery quality digitally produced artwork is derived from the best known repositories of original art, prints, maps and other artwork. Through interactive technology Cinegram provides exciting new wall decor to the $11 billion retail art market.

Product Lines

Cinegram's business is organized into two product lines:

Interactive multimedia programs

These programs are designed for delivery currently on CD-ROM.  As technology permits, and as the market demands, products will also be made available through the Internet and on DVD-ROM.

Cinegram publishes and distributes learning and entertainment products involving the arts, science, technology, history, and other  categories.  Its programs are designed to arouse curiosity, inform, entertain, motivate, inspire, and stimulate the thinking process. It chooses themes that it believes will have a broad and enduring appeal. Some of its products are developed internally and others are licensed from other developers; “Search for the Golden Dolphin” is an example of the first category and “RedShift 4” and “Anne Frank House” are examples of the second category.

Cinegram provides its products in three formats:

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full feature interactive multimedia programs,

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interactive Picture-Paks™, and

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screen savers.

Full feature interactive multimedia products  now in distribution include:

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“Norman Rockwell, The Man and His Art”,

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“The Amistad Incident”,

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“Search for the Golden Dolphin”,

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“Exploring the Planets”,

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“RedShift 4”,

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“Anne Frank House”,

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“Atlas of the Solar System”,

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“RedShift 3 for Macintosh” and

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“Space Station Simulator”.

Cinegram strives to present historically accurate content in an enjoyable, entertaining and educational manner.

Additional products, including “Atlas of the Ancient World”,  “Treasures of the Vatican Library” and “explorations” with National Geographic Society  are in the concept and/or development stage.

Interactive Picture Paks™ (iPP)™ is a proprietary software delivery program that combines CD-ROM capabilities with those of  the Internet.  The CD-ROM delivers a base program and program content, and  also enables the user to receive updates and add-ons on a regular basis as Cinegram makes them available.  The first iPP product is titled “Tall Ships; 100 of the World’s Tallest Ships”, and the second is “Tall Ships – OpSail Edition”.  This latter product was completed for introduction for the millennium celebrations on the East Coast including the Parade of Tall Ships in New York harbor.  Additional products under development are based on the US Post Office series of contemporary stamps, and The New Yorker Magazine cartoons.

Cinegram also produces screen savers available in CD-ROM format, or as a direct download via the Internet.

Digital Art Treasures

Digital Art Treasures is the second line of products under the Cinegram Media umbrella. Using Internet technology and high resolution digital imaging and printing expertise, Digital Art Treasures provides digitally produced, gallery quality, art prints and photographs in an internet enabled  print-on-demand system. The sources for these products are the same intellectual property bases used in Cinegram's interactive multi media programs -  the museum, galley, institutional and corporate collections of original artwork, photographs, books, maps and other reproducible images. Cinegram enters into agreements (usually exclusive) for the right to re-purpose (i.e. use the same assets to create an additional means of generating revenue) their asset collections while providing valuable archival services.

Customers can choose from a wide selection of images, in a number of collections in a growing on-line store.  Cinegram can reproduce these images on a variety of papers and other substrates including canvas and clear plastic, and can mat and frame the images and to the customer’s choosing. The customer can view the completed image on Cinegram's Web site's virtual frame shop before purchasing. The first Digital Art Treasures "gallery" at its Web site began taking orders on December 15, 2001. There are presently no arrangements with retail outlets for distribution of the Digital Art Treasures product line, though discussions with several have been started.

Museums and other institutions providing licenses to the source material for the Digital Art Treasures product line include Peabody Essex Museum, Library of Congress and New York Botanical Garden. Cinegram will be adding Mystic Seaport Museum, the Saturday Evening Post cover  collection, the Charles R Knight collection, and others, shortly.

Products in the Digital Art Treasures line of business are available on the Internet at www.digitalarttreasures.com and www.museumarchives.com.

The market for retail “wall decor” is estimated at $ 11 billion by the U.S. Department of Commerce and is growing at about 5% ($500 million) per year. At present only a small portion of this market is served by high resolution digital reproduction techniques in an on-line environment. However the technology is available and open to new entrants who are capable of combining digital imaging, digital reproduction and the Internet. Accordingly, we cannot give any assurance that we will participate in the expected growth. Competitors currently in this market include Art.com, NextMonet, Inc., Corbis Corporation, and Artland.com.

Sales, Marketing and Distribution

Cinegram has completed its development stage and has begun to ship commercial quantities of product into the consumer and education markets. Consumer market customers include

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major retailers such as CompUSA, Best-Buy, Amazon.com, and

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specialty retail outlets such as museum gift shops and other specialty retailers.

Cinegram sells to the educational market through direct sales and through specialty distributors.

Cinegram also maintains a web site - www.cinegram.com - where customers may find information and purchase its products.

Cinegram has contracted out its sales and distribution to the major retailers through agreements with Tri-Synergy, Inc of Dallas and Boston and through Tri-Synergy with Navarre Inc., one of the largest distributors to the retail computer products chains. Sales to the specialty retailers are made by direct sales calls and through specialty distributors. Sales and distribution to the education markets are made through direct sales calls and distributors and resellers specializing in the education markets.  Marketing and sales support has been limited by Cinegram's lack of capital and  needs to be increased now that products have been developed and are available for sale.

Sales of Digital Art Treasures products are being made principally via the on-line store on the Internet. Sales to retailers such as Restoration Hardware and Home Depot are also being pursued. These sales will be at wholesale pricing levels. Marketing is via the affiliation web sites of collection owners and via catalogs and magazine advertising. Museum Archives of Washington Inc. handles distribution under a contract which provides that Museum Archives is to remit 15% of all revenues derived from Digital Art Treasures products, plus the amount of license fees due to owners of the content, to Cinegram.

Competition.

Many companies produce CD-ROM based products for the computer user markets. Most competitors are better capitalized and established than we are. Companies producing products in this competitive environment include

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Microsoft,

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Take Two Interactive,

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Learn Technology,

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Sienna Software

and many more.

Cinegram believes it can succeed in this environment because of its focus on intellectual properties that are restricted in their availability, allowing it to produce products that are not available from others.

At present only a small portion of the reatail “wall decor” market is served by high resolution digital reproduction techniques in an on-line environment. However the technology is available and open to new entrants who have the capability to combine digital imaging, digital reproduction and the Internet. Competitors currently in this market include Art.com, NextMonet, Inc., Corbis Corporation, and Artland.com.

Intellectual Property Agreements.

A key element of Cinegram’s business plan is the acquisition of rights to intellectual properties of organizations. Frequently these are not-for-profit organizations that do not have the resources to exploit the resources they have in their archives. Cinegram solves three problems facing such organizations:

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widening the knowledge of the archives,

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generating revenues to further their objectives and

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providing valuable archival services.

Cinegram's approach has led to exclusive agreements that give it access to vast collections of material that can be incorporated into edu-tainment products or to generate gallery quality reproduction artwork. The license generally grant Cinegram the exclusive right to produce interactive multimedia programs, screensavers or multimedia or other programs based on the original works owned by the licensors. Among the organizations with which it has exclusive agreements are Mystic Seaport Museum, the Norman Rockwell Licensing Company, and New York Botanical Garden. Under these agreements, Cinegram pays royalties at rates ranging from 8% to 17.5% of net sales. The average is approximately 15%. The initial terms of these licenses is usually five years with renewal and option rights. The licensor usually also requires an upfront payment on execution of the license.

Customers.

Cinegram’s principal direct customer is Tri-Synergy, Inc., the company’s sales and distribution agent for the major retailers. For the year ended December 31, 2000, Tri-Synergy Inc accounted for 60% of the company’s sales. Indirectly, Cinegram’s customers include Navarre Inc., Best Buy Inc, CompUSA Inc, Amazon.com Inc. Fry’s Electronics Inc and most of the major retail outlets selling computer software products. Cinegram also sells directly to specialty retail outlets such as museum gift shops, (e.g. the American Museum of History, the Mystic Seaport Museum store, the US Holocaust Museum), and specialty trade retailers (e.g. Shutan Camera and Electronics, Anne Frank Center, Astronomy House) and to the education markets through direct sales and through reseller/distributors. Cinegram also sells direct to consumers via its web site store at www.cinegram.com. Digital Art Treasures will be available at www.museumarchives.com and www.digitalarttreasures.com.

Employees.

A large portion of Cinegram's operations are “outsourced” - e.g. sales to the major retailers, packaging and replication, product programming, warehousing and distribution, fulfillment, etc. Its small number of employees focus on development and co-ordination activities. As of January 31, 2002, Cinegram had 4 full time employees, including 2 officers, and 2 part time employees.

Facilities.

Because Cinegram outsources a large portion of its operations - e.g. sales to the major retailers, packaging and replication, product programming, warehousing and distribution, fulfillment, etc., Cinegram needs only limited facilities to house the core stafff. The Company occupies “full service” space under a one year, renewable contract, for office space and services at the HQ facility at One Springfield Ave., Summit, NJ. 07901.

SUMMARY OF THE SHARE EXCHANGE

This summary may not contain all of the information that is important to you. You should read carefully this entire document, including the share exchange agreement, and the Certificate of Amendment to New York Film Works's Articles of Incorporation and the other documents we refer to for a more complete understanding of the share exchange. The share exchange agreement is attached to this document as Annex A and the Certificate of Amendment is attached as Annex B. We encourage you to read these documents carefully.

New York Film Works's reasons for the Share Exchange

Factors Considered

At a meeting held on in October 10, 2001, the board of directors of New York Film Works concluded that the share exchange was in the best interests of New York Film Works and its shareholders, and determined to recommend that the New York Film Works shareholders approve of the changes needed to complete the share exchange.

In considering the share exchange, the New York Film Works board reviewed several factors. The most significant factors were:

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Historical information concerning our respective businesses, financial performance and condition, operations, technology and management, including reports concerning results of operations.

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Historically, the business of New York Film Works has for the last several years been relatively steady, but not exciting. Operations over the last three years had generated only modest profits and 2001 resulted in a loss.

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The Digital technology was making significant inroads into photography, changing the need for traditional film processing.

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There are few barriers to entry for simple film processing (e.g. the "one-hour" service offered by many large retailers).

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While New York Film Works had a good service staff there is a very high degree of dependence on Michael and Steven Cohen.

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As an early-stage business, Cinegram's history of losses is not of great significance. Start-up businesses often incur losses in their early years when sales volumes are not sufficient to cover the costs of building the business structure.

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New York Film Works management's view of the financial condition, results of  operations and businesses of New York Film Works and Cinegram Media, both before and after  giving effect to the share exchange, and the New York Film Works board's determination of the share exchange's effect on shareholder value.

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While Cinegram is still in a “development” mode, it appears to have a significant awareness of digital imaging technology and excellent prospects based upon the intellectual property agreements it had been able to arrange;

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the technology knowledge would be an excellent addition because of New York Film Works’ need to embrace digital imaging technology while gaining an opportunity to expand into other areas with experienced, knowledgable senior management.

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Cinegram's business is more closely associated with newer technologies, making the combined companies a more attractive candidate for investment.

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Current financial market conditions and historical market prices, volatility and trading information;

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The price of New York Film Works stock has been low for some time and shows no sign of increasing substantially in the near future without some change in the business.

•

Trading volume has been low reflecting, in management's view, limited interest in the stock.

•

Venture capital financing has become more difficult to get over the last year. The Board considered that the chances of raising funds in the current market to develop its present line of business were slim without a major change in the nature of the company's business, but would be improved substantially by the addition of a more technology-oriented business line such as that of Cinegram.

•

The consideration Cinegram Media shareholders will receive in the share exchange in light of other alternatives to increase shareholder value.

•

To increase shareholder value would require a fundamental change in the business; based upon the outlook for the Company’s current business, significant capital investment (that the company would have to raise in the capital markets) could not be justified.

•

Alternatively, the company could attempt a spin off of the business into a private company with residual pay out and selling the remaining shell.

•

Using the value of the company as it currently existed as currency in a share exchange agreement appeared to be the most practical solution; the current shareholders would end up owning less than one hundred percent of a larger enterprise with substantially greater prospects.

•

The Cinegram shareholders will receive 65% to 75% of the stock of the combined companies (leaving aside conversion of preferred stock, stock options and additional shares issued in any future financing). They will receive the higher percentage only if revenues and earnings meet specific targets. The Board decided that the amount of new stock to be issued to the Cinegram shareholders was reasonable in light of the more exciting business that company brings to the table and the limited prospect of growing the New York Film Works business as a stand-alone operation either through internally generated cash flow or with outside financing.

Other factors affecting present business and prospects

In deciding to recommend the share exchange, the board also gave serious consideration to these additional factors affecting New York Film Works's present business and the future prospects.

•

the presence of current and possible future competitors with far more resources than we have;

•

the fact that our business tends to be limited to a narrow geographic area; and

•

the fact that we are highly dependent on the skills of our two executive officers.

All of these factors supported the view that New York Film Works needs to grow in size, geographically and in the size of its management team.

Potential benefits

The decision of the board of directors of New York Film Works was based upon several potential benefits of the share exchange, including the potential to:

•

build on Cinegram Media’s progress in developing exciting products based on digital technologies for the consumer, education and Internet markets;

•

strengthen our management through the addition of senior level executives familiar with both the technology and business aspects of digital imaging and reproduction;

•

improve our ability to raise capital through the public market as a result of our status as a fully reporting company and Cinegram Media's additional business potential;

•

combine New York Film Works's expertise in the area of analog and digital film processing with Cinegram Media's expertise and creativity in the use of digital image technologies in the development of exciting new products; and

•

expand our potential market from our current geographical base to a broader base and newer areas of applications such as processing for not-for-profit organizations.

Risks

The New York Film Works board also identified and considered several potentially negative factors in its deliberations concerning the share exchange including the following:

•

more working capital may be needed to support an increase in the scope of our operations;

•

there is a possibility that the demand for Cinegram Media's products may be less than the parties expect;

•

larger and better-funded companies may be able to develop technology for interactive products that would be superior to that of Cinegram Media, or would have a lower cost;

•

there is a possibility that if Cinegram Media's business plan is successful other companies with more resources and greater name recognition may enter the field; and

•

we will have to deal with technical, operational, managerial, and personnel-related challenges in integrating the two companies.

The board concluded, however, that the potential benefits of the share exchange to New York Film Works and its shareholders outweighed the risks associated with the share exchange.

The discussion of the information and factors considered by the New York Film Works board is not intended to be exhaustive. In view of the variety of factors considered in evaluating the share exchange, the New York Film Works board did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determination.

Discussions leading up to transaction

Cinegram (Mr R F Wright) and NYFW (Messrs Michael Cohen and Gerald Cohen) were introduced to each other on August 3, 2001 by Mr Anthony Ferrentino of Zeus Capital Group. Mr Ferrentino had been contacted independently by each of the two companies and had had discussions with both firms about future capital plans. Mr Ferrentino suggested that the two firms to meet to discuss a possible exchange transaction. Messrs Wright, Cohen and Cohen discussed the current and future prospects of their businesses in a number of meetings and telephone conversations, and concluded that Mr Ferrentino’s assessment of an opportunity was correct. The parties then negotiated the terms of the agreement. Discussions focused particularly on the ultimate value of Cinegram. The parties ultimately settled on the “Earn-Out” formula as the best method of bridging the differences of opinion on the valuation of Cinegram. If Cinegram is correct in its assumption of future prospects, both parties will benefit, with the current NYFW shareholders participating at a reduced level (25% vs. 35%) in a more valuable enterprise.

Mr. Ferrentino suggested the share exchange as the structure for bringing the two companies together because the parties wanted Cinegram to end up as a subsidiary of New York Film Works. With the small number of Cinegram shareholders the parties could be assured that once the structure was agreed upon it could be carried out without any need to deal with any potential dissident Cinegram shareholders. An alternative way to reach the same result would have been for New York Film Works to form a new subsidiary and merge Cinegram with that subsidiary. That alternative was not seriously considered because there was was no need to go through the extra steps.

The Share Exchange Agreement

How the Share Exchange Will Work

Upon approval of the reverse stock split, New York Film Works, Inc. will issue shares of New York Film Works to the stockholders of Cinegram Media, Inc. in exchange for all of the issued and outstanding shares of Cinegram Media, Inc. Cinegram Media Inc will then become a wholly owned subsidiary of New York Film Works, Inc. Each outstanding Cinegram Media share will be exchanged for 3.207 shares of New York Film Works, Inc. so that after the share exchange the former Cinegram Media shareholders will own 65% of New York Film Works, Inc. and the current shareholders of New York Film Works, Inc. will own 35% of the expanded share base of the Company. In addition, options to purchase shares in Cinegram Digital Media Group, Inc. will be issued at the same exchange rate to the holders of options and/or warrants in Cinegram Media Inc. If Cinegram achieves certain performance targets, additional shares and options may be issued to the Cinegram share/option/warrantholders so that the former Cinegram stockholders would own (if calculated at the closing date of the share exchange), up to 75% of the expanded share base of New York Film Works, Inc.

The following table shows the numbers and percentages of ownership of current New York Film Works shareholders and Cinegram shareholders after the exchange offer has been completed without giving effect to any issuance of earn-out shares, exercise of options to be issued in the transaction or conversion of preferred stock by Mr. Wright. All share numbers reflect the proposed 1 for 25 reverse split.

	Held prior to exchange Exchange	Percentage
Current NYFW holders
Gerald Cohen	1,166,787	11.2%
Michael Cohen	442,331	4.3%
Other members of Cohen family	255,440	2.5%
Peter Miller	175,204	1.7%
Other current NYFW holders	1,600,237	15.4%

Total New York Film Works group	3,640,000	35.0%

Current Cinegram holders	Issued in Exchange	Percentage
R F Wright	5,162,362	49.6%
H Denstman	972,187	9.3%
J B Witker	46,004	0.4%
H E Wright	234,592	2.3%
S Denstman	6,855	0.1%

Zeus fee (1)	338,000	3.3%

Total Cinegram Group	6,760,000	65.0%

Total	10,400,000	100.0%

(1) Zeus Capital Group is entitled to a fee of 5% of the shares issued to the Cinegram shareholders in the transaction (excluding options) for its services in identifying a merger candidate and assistance in structuring the transaction.

The following table shows the same information as the table immediately above after giving effect to issuance of the maximum number of earn-out shares that could be issued.

	Held prior to Exchange	Percentage
Current NYFW holders
Gerald Cohen	1,166,787	8.0%
Michael Cohen	442,331	3.0%
Other members of Cohen family	255,440	1.8%
Peter Miller	175,204	1.2%
Other current NYFW holders	1,600,237	11.0%

Total New York Film Works group	3,640,000	25.0%

Current Cinegram holders	Issued in Exchange plus Earn-out	Percentage
R F Wright	8,339,199	57.3%
H Denstman	1,570,456	10.8%
J B Witker	74,314	0.5%
H E Wright	378,956	2.6%
S Denstman	11,073	0.1%

Zeus fee	546,000	3.8%

Total Cinegram Group	10,919,998	75.0%

Total	14,559,998	100.0%

The following table shows the numbers and percentages of ownership of current New York Film Works shareholders and Cinegram shareholders after the exchange offer has been completed if the maximum number of earn-out shares are issued, all options to be issued in the transaction are exercised and Mr. Wright converts all of the convertible preferred shares to be issued to him in the transaction into common stock.

	Held prior to Exchange	Options	Total	Percentage
Current NYFW holders
Gerald Cohen	1,166,787	200,000	1,366,787	6.7%
Michael Cohen	442,331	100,000	542,331	2.7%
Other members of Cohen family	255,440	50,000	305,440	1.5%
Peter Miller	175,204		175,204	0.9%
Other current NYFW holders	1,600,237		1,600,237	7.9%

Total New York Film Works group	3,640,000	350,000	3,990,000	19.7%

Current Cinegram holders	Issued in Exchange plus Earn-out			Percentage
R F Wright (1)	8,339,199	1,731,787	10,070,986	49.6%
H Denstman	1,570,456	715,562	2,286,018	11.3%
J B Witker	74,314	5,181	79,495	0.4%
H E Wright	378,956	690,307	1,069,263	5.3%
S Denstman	11,073	-	-	0.1%
Others		231,161	231,161	1.1%
Zeus fee	546,000		546,000	2.7%
Potential Wright conversion (1)		2,000,000	2,000,000	9.9%
Total Cinegram Group	10,919,998		16,293,996	80.3%

Total	14,559,998			100.0%

(1) Shares that may be issued upon conversion of preferred shares by Mr. Wright have been separately shown for clarity. If the preferred shares were to be converted, Mr. Wright would hold 59.5% of the total outstanding shares in the aggregate. If he were to exchange more of the debt owed to him for Series A Preferred or convertible shares of another class created by the Board of Directors, his interest in the Company would be increased further and the percentage ownership of other shareholders would be further reduced.

(2) As indicated elsewhere in this information statement, we expect to issue additional shares to obtain approximately $250,000 required as a condition to completion of the exchange offer. We also intend to issue additional shares to raise approximately $3 million in further financing after the exchange offer is completed. We cannot determine at the present time how many shares will be needed to obtain either the $250,000 or the $3 million. We have agreed to issue 200,000 shares of common stock to IR International, Inc., an investor relations firm, for investor relations services after completion of the exchange offer. The tables above do not give effect to any of those future share issuances.

The business of New York Film Works Inc will be transferred to a new Delaware incorporated wholly owned subsidiary to be called New York Film Works (D) Inc. and the name of New York Film Works Inc will be changed to Cinegram Digital Media Group, Inc. Cinegram and the Film Works business will be operated as separate wholly owned subsidiaries so that each may focus on its own expertise, with exchange of information and common goals being co-coordinated by the parent company, Cinegram Digital Media Group, Inc. Mr Raymond F Wright, Chairman and CEO of Cinegram will be appointed President and CEO of the parent company while continuing to be the CEO of Cinegram. Messrs Michael and Stephen Cohen will be appointed President and General Manager and Secretary, respectively of New York Film Works (D), Inc. and will continue to be responsible for the success of the film works business. All other employees of the current New York Film Works, Inc will continue as employees of the new New York Film Works (D), Inc. Messrs Raymond F Wright, Chairman and CEO, Harold Denstman, President and Chief Development Officer and Mr Tom Martin, Vice President Digital Imaging Technology,  will continue in their roles and will continue to be responsible for the success of  Cinegram. All other officers and employees of Cinegram Media Inc. will continue in their current responsibilities.

Representations and Warranties of the Parties to the Share Exchange

New York Film Works and Cinegram Media each made substantially similar representations and warranties in the share exchange agreement regarding aspects of our businesses, financial condition, structure, and other facts pertinent to the share exchange, including representations and warranties by each company as to:

•

its corporate organization, good standing, and qualification to do business;

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authority to enter into the share exchange agreement and related agreements;

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its capitalization;

•

the accuracy and completeness of its charter, bylaws, and corporate minute book;

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its taxes;

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compliance with laws;

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required consents, waivers, and approvals;

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litigation to which it is a party;

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its agreements, contracts, and commitments;

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its title to the properties it owns and leases;

•

its officers, directors and employees;

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its intellectual property, and intellectual property that it uses;

•

its products;

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its employee benefit plans;

•

information each company is to furnish for disclosure to shareholders of New York Film Works;

•

in the case of Cinegram Media, changes in its business since December 31, 2000;

•

in the case of Cinegram Media, the accuracy of its unaudited financial statements;

•

in the case of Cinegram Media, its subsidiary and ownership interests in other entities;

•

in the case of New York Film Works, the accuracy of its reports filed with the SEC and its listing status on the Electronic Bulletin Board; and

•

in the case of New York Film Works, issuance of the share exchange shares in compliance with federal and state securities laws

The representations and warranties in the share exchange agreement are complicated and are not easily summarized. We urge you to read the articles of the share exchange agreement entitled "Representations and warranties of  Film Works",  "Representations and warranties of the Cinegram Stockholders " and "Representations and warranties of Cinegram" carefully.

Conditions to closing the Share Exchange

The obligations of each of the companies to complete the share exchange are subject to the satisfaction or waiver of several conditions.

The principal conditions that must be satisfied or waived before Cinegram Media is required to complete the share exchange include the following, subject to exceptions and qualifications:

•

the representations and warranties of New York Film Works in the share exchange agreement must be true and complete in all material respects;

•

the share exchange agreement must be adopted and approved by the Cinegram Media stockholders;

•

neither party shall have shown losses or deterioration in its cash position in excess of what might reasonably be expected in view of its history of operations to date;

•

we and Cinegram Media must obtain all required government approvals and other required consents;

•

each of the companies must comply in all material respects with our respective agreements in the share exchange agreement;

•

Cinegram must have received at least $250,000 in interim financing.

Some of the conditions may be waived by New York Film Works and some may be waived by Cinegram Media. For a more complete description of the conditions to closing the share exchange, see the sections entitled   “8.  Conditions Precedent to the Performance of Filmworks and the Cinegram Stockholders”,  “9. Conditions Precedent to the Performance of Filmworks” and “10. Conditions Precedent to the Performance of the Cinegram Stockholders”, on page 20 of the Exchange Agreement.

No other negotiations

Until the share exchange is completed or the share exchange agreement is terminated, both New York Film Works and Cinegram Media have agreed not to solicit or encourage the submission of, or negotiate with respect to, an acquisition proposal from any third party.

Termination of the Share Exchange agreement

The share exchange agreement may be terminated under specified circumstances at any time prior to closing the share exchange, as follows:

•

by our mutual consent;

•

by either of us, if the share exchange is not completed by December 31, 2001;

•

by either of us, upon a breach of any of the other party's obligations under the share exchange agreement if the breach is not cured within 10 days after notice of the breach;

If the share exchange agreement is terminated by either party for a reason other than the other party's breach of its obligations under the agreement, neither party will have any further obligations under the agreement. If the share exchange agreement is terminated because the other party has breached the agreement, then the non-breaching party may pursue all legal rights available to it.

The December, 2001 amendment

On December 20, 2001, the parties to the Exchange Agreement agreed to several changes in the Agreement. As a result of the delays in clearing this information statement through the SEC, it had become clear that the necessary amendments to the Certificate of Incorporation could not be completed before the end of the 2001 calendar year. The parties agreed that the effective date of the exchange transaction would be December 31, 2001, regardless of the effective date of the Amendment to the Certificate of Incorporation. Instead of delivering certificates for shares of Film Works at the time of closing, Filmworks undertook to deliver share certificates as soon as practicable after the effective date of the Amendment to the Certificate of Incorporation. The parties also agreed that the change of Filmworks’ state of incorporation from the State of New York to the State of Delaware, as they had originally planned, would not be pursued until some later date. A copy of the amendment is also attached to this information statement.

In the course of preparing to complete the transaction on the revised terms, the parties to the Exchange Agreement found that as a result of apparent record-keeping errors by the New York State Department of Taxation New York Film Works' corporate existence had been incorrectly terminated by the State of New York. Film Works is in the process of correcting those errors and management does not expect that they will have any impact on Film Works or the exchange transaction. The parties will complete the exchange of documents called for by the amended exchange agreement (other than certificates for the New York Film Works shares) as soon as the errors have been corrected. This may take several weeks.

Material United States Federal Income Tax Consequences of the Share Exchange

The following general discussion summarizes the material United States federal income tax consequences of the share exchange. This discussion is based on the Internal Revenue Code, the related regulations promulgated, and existing administrative interpretations and court decisions, all of which are subject to change, possibly with retroactive effect.

Based on discussions with its independent public accountants, New York Film Works's management believes that the tax status of shares held by shareholders of New York Film Works will not be affected by the share exchange and that New York Film Works should not recognize gain or loss for United States federal income tax purposes as a result of the share exchange. Based on discussions with its independent public accountants, Cinegram Media’s management believe that the shares of New York Film Works, Inc received by the Stockholders of Cinegram Media, Inc. pursuant to the share exchange will be treated as a tax free “reorganization” within the meaning of Section 368(a)  for United States federal income tax purposes. Neither New York Film Works or Cinegram Media have sought a tax ruling from the IRS or obtained a legal opinion confirming the information described above. These opinions will not bind the IRS and will not preclude the IRS from adopting a contrary position , and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court if the issues are litigated. Neither New York Film Works nor Cinegram Media intends to obtain a ruling from the IRS as to the tax consequences of the share exchange.

This discussion is only intended to provide you with a general summary, and it is not intended to be a complete analysis, advice, or description of all potential United States federal income tax consequences or any other consequences of the share exchange. In addition, this discussion does not address tax consequences which may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state, or local tax consequences of the share exchange. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local, or foreign income or other tax consequences to you of the share exchange.

Restrictions on Sales of Shares of New York Film Works Common Stock Issued in the Share Exchange

All shares of New York Film Works common stock received by Cinegram Media shareholders in the share exchange will be issued in reliance on exemptions from registration as a private offering. As a result, those shares will be "restricted securities" under the Securities Act of 1933.

Cinegram Media holders may not sell their shares of New York Film Works common stock acquired in the share exchange except pursuant to

•

an effective registration statement under the Securities Act covering the resale of those shares, or

•

any other applicable exemption under the Securities Act.

Regulatory Approvals

No federal or state regulatory requirements or approvals are needed in connection with the share exchange transaction.

Accounting Treatment of the Share Exchange

In accordance with generally accepted accounting principles,  we intend to account for the share exchange as a purchase of New York Film Works by Cinegram Media for financial reporting and accounting purposes. Under Financial Accounting Standard 141, “ ... a combining company which either retains or receives the larger portion of the voting rights in the combined corporation [. That corporation] should be treated as the acquirer ...”.  Accordingly, the “accounting predecessor” will be Cinegram Media, Inc. and the operating results for prior years will differ significantly from the operating results reported last year.

Operations of the combined company after the Share Exchange

Following the share exchange, the combined company will operate under the name "Cinegram Digital Media Group, Inc."  The company's corporate headquarters will be relocated to Summit, New Jersey.

The stockholders of Cinegram Media will become shareholders of New York Film Works, Inc., and their rights as shareholders will be governed by New York Film Works's amended articles of incorporation and New York Film Works's amended  bylaws.

Change in Board of Directors

Under the share exchange agreement, the board of directors,  will be increased to five members. Mr Gerald Cohen, former Chairman and director of the Corporation and Mr Raymond F Wright, Chairman and CEO of Cinegram Media will be appointed to the board and Messeurs Michael and Stephen Cohen will resign from the board.  Mr James B Witker II, outside director on the board of directors of Cinegram and two additional outside directors will be appointed to the board. Information on the three new Board members is as follows:

Raymond F Wright, age 63, is currently Chairman and Chief Executive Officer of Cinegram Media, Inc. a position he has held since November 1999. Prior to November 1999 and since the company’s founding in 1996, he provided services as Executive Vice President and Chief Financial Officer for the Company, while providing consulting services to other non related parties. Mr Wright has more than 30 years of experience as a senior corporate officer in both the US and international markets, in finance, information systems, stategic planning, and general management. Prior to 1996, he was employed by Tambrands, Inc. and Nabisco Brands, Inc. in various roles in the United States and abroad. He is a Canadian by birth and received his formal education in Canada. Mr Wright will become President and Chief Executive Officer after the completion of the share exchange.

Gerald Cohen, age 68, was a founder of New York Film Works and served as a director of that company from its formation in 1980 through October 1999. Mr. Cohen is an attorney and certified public accountant admitted to practice in the State of New York. From 1960 to the present, Mr. Cohen has practiced as an attorney under his own name. Mr. Cohen was graduated from Brooklyn Law School and Brooklyn College and has a Master's Degree in Accounting from the City University of New York

Mr James B Witker II, age 68, was a founder of Cinegram Media in 1996 and has continued as a director since its founding. Mr Witker provides consulting services to Cinegram in the area of intellectual property acquisition and other projects. Mr Witker has been chairman of the Tavistock Company, a book and education material publisher, of which he is the principal shareholder.

The change in membership of the Board represents a change in control of the corporation. The directors named above will be assuming control from the present directors, Michael V. Cohen and Stephen M. Cohen. In addition, Mr. Wright may for some purposes be regarded as being in control New York Film Works because he could acquire enough shares by exercising his options and converting the preferred stock he is to receive so that he would have a majority of the voting stock.

Meetings of the Board; committees of the Board

The Board of Directors held six meetings during the fiscal year ended October 31, 2001. New York Film Works does not have a standing audit, nominating or compensation committee of the Board of Directors. We expect that after completing the exchange we will establish at least an audit committee and a compensation committee, but we have not yet determined who will serve on those committees.

New York Film Works Market Price Information

New York Film Works common stock has been traded on the Electronic Bulletin Board under the symbol NYFW since April 2001. Cinegram Media common stock is not publicly traded.

Per Share Market Price Data

The following table sets forth, for the fiscal quarters indicated, the high and low sale prices per share of New York Film Works common stock as reported on the Electronic Bulletin Board:

	High	Low
First Quarter ended January 31, 2001	n/a	n/a
Second Quarter ended April 30, 2001	$0.01	$0.005
Third Quarter ended July 31, 2001	$0.10	$0.005
Fourth Quarter ended October 31, 2001	$0.018	$0.005

The closing prices per share of New York Film Works common stock as reported on the Electronic Bulletin Board on October 3, 2001, the last day business day on which the common stock was traded prior to public announcement that New York Film Works and Cinegram Media had entered into the share exchange agreement was $.005.  On _________, 2001, the last full trading day for which closing prices were available at the time of the printing of this document, the closing price of the New York Film Works common stock was $        .

New York Film Works and Cinegram Media have never paid cash dividends on their shares of capital stock. Under the share exchange agreement, each of New York Film Works and Cinegram Media has agreed not to pay cash dividends before the closing of the share exchange without the written consent of the other.  New York Film Works presently intends to retain future earnings, if any, for use in its business and has no present intention to pay cash dividends before or after the share exchange.

THE MEETING

Record date and outstanding shares

The record date for determining who is entitled to vote at the meeting is February ___, 2002. Only holders of record of New York Film Works common stock at the close of business on the record date are entitled to notice of the meeting and to vote at the meeting. As of the close of business on the record date, there were 91,000,000 shares of New York Film Works common stock outstanding and entitled to vote, held of record by approximately 1,157 shareholders. Each New York Film Works shareholder is entitled to one vote for each share of New York Film Works common stock held as of the record date.

On the record date, directors, executive officers and affiliates of New York Film Works as a group owned 40,227,952 shares of New York Film Works common stock. These shares constituted approximately 44.2% of all of the outstanding shares of New York Film Works common stock as of the record date. In addition the holders of 6,386,007 shares of New York Film Works common stock have indicated they intend to vote for approval of the proposals. Collectively, the holders of 46,613,959 shares of New York Film Works common stock, representing 51.2% of all of the outstanding shares of New York Film Works common stock as of the record date have indicated they intend to vote in favor of the proposals. Included in this number are Messrs. Gerald Cohen and Michael Cohen, president and a director, of New York Film Works, who between them own approximately 40 million shares. Other shareholders who have indicated they intend to vote for the proposals are family members and close acquaintances of the Cohens.

Vote and quorum required

The holders of a majority of the shares of New York Film Works common stock entitled to vote at the New York Film Works shareholders' meeting, present in person or represented by proxy, will constitute a quorum for the meeting. The vote of holders of a majority of the shares of New York Film Works common stock outstanding as of February ___, 2002, the record date, is required to approve the proposal to to amend the certificate of incorporation and the proposal to approve the re-incorporation of the Company in the State of Delaware within the following calendar year. The vote of holders of a majority of the shares present and voting at the meeting is required to approve the stock option plan.

PROPOSAL # 1 - AMENDMENT OF CERTIFICATE OF INCORPORATION

This proposal would amend the Certificate of Incorporation as follows:

•

to change each 25 outstanding shares of the Corporation’s Common Stock, par value $0.001 per share into one share of Common Stock, par value $0.001 per share;

•

to reduce the authorized Common Stock of the Corporation to 50,000,000 shares of Common Stock, par value $0.001;

•

to change the name of the Corporation from New York Film Works, Inc. to Cinegram Digital Media Group Inc.;

•

to create a new class of Preferred Stock consisting of 2,000,000 shares, par value $0.001 per share, to designate 150,000 of the newly created shares as Series A Redeemable Convertible 8% Preferred Shares and to vest in the Board of Directors the authority to establish and designate additional series of Preferred Stock, to fix the number of shares therein, and the variations in the relative rights, preferences and limitations as between series;

The Certificate of Amendment is attached to this document as Annex B, and we urge you to carefully read this document in its entirety.

Vote required to authorize the Amendment to the Certificate of Incorporation of New York Film Works, Inc.

The vote of holders of a majority of the common stock outstanding is required to approve the amendment to the Certificate of Incorporation of the Corporation.

Collectively, the holders of 46,613,959 shares of New York Film Works common stock, representing 51.2% of all of the outstanding shares of New York Film Works common stock as of the record date have indicated they intend to vote in favor of Resolution # 1.

PROPOSAL # 2 - ESTABLISHMENT OF INCENTIVE STOCK OPTION PLAN

2001 Stock Option Plan

Description of plan

The following description of the stock option plans is qualified in its entirety by reference to the full text of the 2001 Incentive Stock Option Plan, a copy of which, is attached as Annex C to this information statement. Options granted under the plan may be either incentive stock options or non-statutory options.  In the discussion that follows, options that are issued under the plan but not intended to comply with IRS requirements for incentive stock options are called "non-statutory options."

Purpose. The purpose of the plan is to allow us to attract, retain and motivate key employees and other service providers who are important to the success and growth of our business, and to create a long-term mutuality of interest between our shareholders and those key employees by granting them options to purchase our common stock. The Board of Directors will have sole discretion to determine who is a key employee. Based on the expected staffing of the company immediately after the exchange, we expect that not more than 10 employees will be granted options under the plan. In addition, the Plan will recognize the options and warrants previously granted to Cinegram Media employees, directors, contractors and suppliers in recognition of their service to date.  Options granted under the plan may be either incentive stock options or non-statutory options. The Board of Directors administers the plan, either directly or by a committee consisting of two or more outside directors.

Option price and exercisability. Under the plan, options may be granted to our key employees and other service providers. The option price is to be fixed by the committee at the time the option is granted. If the option is intended to be an incentive stock option, the purchase price is to be not less than 100% of the fair market value of the common stock at the time the option is granted, or, if the person to whom the option is granted is the owner of 10% or more of our common stock, 110% of that fair market value. The committee is to specify when and on what terms the options granted to are to become exercisable. However, no option may be exercisable after more than 10 years from the date it was granted or five years from the date it was granted if it was granted to a holder of 10% or more of our common stock.

Maximum dollar amounts. For incentive stock options, the aggregate fair market value of the shares for which the options are exercisable for the first time during any calendar year may not exceed $100,000 unless this limitation has ceased to be in effect under the applicable section of the Internal Revenue Code.

Special provisions on exercisability. If there is a change of control of the company, all outstanding options become immediately exercisable in full. If an employee dies, or if he or she retires at or after age 65 or before age 65 with the consent of the committee, the option holder may exercise the options for a period of one year from the date he or she dies or retires. If the employee's employment terminates for reasons other than death or retirement, the options remain exercisable for three months after employment terminated unless termination was for cause. If the termination was for cause, all outstanding options are immediately canceled.

Number of options available. Following approval of the share exchange agreement with Cinegram Media, the board voted to adopt a share option plan providing for the issuance of up to 5,000,000 shares. However, no eligible individuals may be granted options for more than 500,000 shares in any calendar year. The option price and number of shares covered by an option will be adjusted proportionately in the event of a stock split, stock dividend, etc., and the committee is authorized to make other adjustments to take into consideration any other event which it determines to be appropriate to avoid distortion of the operation of the plan. If there is a merger or consolidation, option holders will be entitled to acquire the number and class of shares of the surviving corporation which they would have been entitled to receive after the merger or consolidation if they had been the holders of the number of shares covered by the options. If the Company is not the surviving entity in a merger and consolidation, the committee may in its discretion terminate all outstanding options, and if that happens option holders will have 20 days from the time they received notice of termination to exercise all their outstanding options.

Options to be granted on approval of the plan . Upon approval of the plan, (and the reverse split), and in accordance with  the share exchange agreement, options to acquire 2,088,666 shares will be issued in replacement of the options and warrants issued previously by Cinegram Media. The replacement options will have termination dates equal to the original Cinegram option or warrant (which dates are not later than five years from date of the share exchange agreement). In addition, options to acquire 350,000 shares will be granted to Messrs Gerald, Michael and Stephen Cohen in recognition of their services to date. The Option Exercise Price for the Cinegram options will range from $0.36 to $0.48 per share, on a post reverse split basis. The Cohen options are at $0.48 per share.

The table below shows the numbers of options to be granted to those who will be officers, directors or employees of New York Film Works upon completion of the share exchange. We are not able to determine what options, if any, may be granted in the future under the plan.

Option Table
Name	Number of securities underlying options granted	Percent of total options granted at closing	Exercise or base price ($/Sh)	Expiration dates
R.F. Wright, President and Chief Executive Officer (1)	1,072,059	44.4%	$0.44	5/14/02-3/31/07
Gerald Cohen, Director	200,000	8.3%	$0.48	(2)
Michael Cohen, Vice President & Secretary/Treasurer	100,000	4.1%	$0.48	(2)
Harold Denstman, Vice President (1)	442,967	18.4%	$0.48	5/14/02-3/31/07
Executive Group (1)	1,615,026	67.0%	$0.44-$0.48	5/14/02-3/31/07
Non-Executive Director Group (1)	203,207	8.4%	$0.36-$0.48	4/27/06 (2)
Non-Executive Officer Employee Group (1)	620,433	14.7%	$0.48	10/29/02-3/31/07 (2)

(1)  Does not include additional options to be granted automatically to former officers, directors and employees of Cinegram, if Cinegram meets revenue and earnings targets for its earn-out, but not to other employees. The maximum number of additional options that could be granted to these persons if the maximum number of earn-out shares are issued is 1,285,334, which would be distributed in proportion to the number shown above for those former Cinegram personnel.

(2)  Options to be issued to Gerald Cohen, a non-Executive Director, and Michael Cohen are to expire five years from the date the exchange is effected.

(3)  Options to be issued to employees of Cinegram are to have expiration dates corresponding with the expiration dates of their existing Cinegram options.

Term of plan and use of proceeds. The plan terminates 10 years from its effective date unless terminated earlier by the board of directors or the shareholders. Proceeds of the sale of shares subject to options under the plan are to be added to our general funds and used for our general corporate purposes.

Federal Tax Consequences. The grant of incentive options to an employee does not result in any income tax consequences. The exercise of an incentive option generally does not result in any income tax consequences to an employee if (i) the incentive options is exercised by the employee during his employment with New York Film Works or a subsidiary of, or within a specified period after termination of employment, and (ii) the employee does not dispose of shares acquired by exercising an incentive option within two years from the date of grant or one year after exercise, whichever is later. This time period is referred to as the holding period. However, the excess of the fair market value of the shares in of common stock as of the date of exercise over the option exercise price is includable in an employee’s alternative minimum taxable income in the year of exercise.

An employee who disposes of his incentive option shares before the end of the holding period described in the preceding paragraph generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount realized on the sale, over (b) the incentive option price. Any additional amount realized on an early disposition should be treated as capital gain to the employee, short or long term, depending on the employee’s holding period for the shares.

New York Film Works will not be entitled to a deduction as a result of the grant of an incentive option, the exercise of an the incentive option, or the sale of he incentive option shares after the holding period. If an employee disposes of incentive option shares in an early disposition, New York Film Works would be entitled to deduct the amount of ordinary income recognized by the employee.

The grant of non-statutory options will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of a non-statutory option equal to the excess, if any, of (i) the fair market value of the shares acquired as of the exercise date, over (ii) the exercise price. The income reportable on exercise of a non-statutory option is subject to federal income and employment tax withholding. Generally, New York Film Works will be entitled to a deduction in its taxation year within which the optionee recognizes compensation income in a corresponding amount.

Amendment of the Plan. The Board of Directors may amend the plan at any time in any way it wishes, or terminate the plan, without further approval of the shareholders except that shareholder approval will be required if any amendment would:

•

materially increase the number of securities issuable under the plan to persons who are subject to Section 16(a) of the Securities Exchange Act of 1934 (officers, directors and 10% or more shareholders); or

•

grant eligibility to a class of persons who are subject to Section 16(a) of the 1934 Act and are not included within the terms of the plan before the amendment; or

•

materially increase the benefits under the plan accruing to persons who are subject to Section 16(a) of the 1934 Act; or

•

require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation’s securities then may be listed, the Internal Revenue Code or any other applicable law.

In addition, no suspension, termination, modification or amendment of the Plan may adversely affect any option previously granted, without the written consent of the recipient.

Except as specifically limited above, an amendment could increase the cost to the Film Works or alter the allocation of the benefits as between the persons and groups contained in the tabular benefits representation appearing above on page 24.

Executive Compensation

Summary Compensation Table

The following Summary Compensation Table sets forth all  compensation awarded to, earned by, or paid to the  Company's chief executive officer for all services rendered in all capacities to the Company and its  subsidiaries for the fiscal years ended October 31, 2001, 2000, and 1999,. No executive officer received compensation of more than $100,000 in any of those years.

					Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Other Annual Compensation	Securities Underlying Options	All Other Compensation
Michael Cohen	2001	$82,808	-	-	-	-
	2000	77,481	-	-	-	-
	1999	69,938	-	-	-	-

On October 3, 2001, we issued  7.5 million shares of common stock to Gerald Cohen as compensation for services previously rendered to the Company. As of that date, the most recent closing price prior to the date of grant was $0.005.

Director Compensation

Directors do not receive any compensation for serving as directors.

Stock Options

No Stock options were granted to any officer or director during the year ended October 31, 2001, and no officer or director exercised any stock options during that period. No officer or director held an option to acquire any of the Company's securities as of the date of this information statement.

Stock Options to be Issued Upon Completion of Exchange

Upon completion of the exchange, the post-exchange officers and directors listed below will receive options to purchase the number of shares indicated at a price of $0.48 per share.

Optionee	Number of shares
Gerald Cohen	200,000
Michael Cohen	100,000
Stephen Cohen	50,000

In addition, officers and directors of Cinegram holding options under its incentive stock option plan will be issued, in replacement of the options previously granted to them by Cinegram, options to purchase the number of shares indicated below at the specified prices.

Optionee	Number of shares	Exercise price
Harold Denstman	442,967	$0.48
James B. Witker	3,207	$0.36
Raymond F. Wright	1,072,058	$0.44
Hollis E. Wright	427,333	$0.44

These options will expire at various times from May 2002 through July 2007.

Executive Compensation After Completion of Exchange

After completion of the exchange, Messrs. Wright and Dentsman will each be entitled to a salary of $125,000 per year as the Cenegram subsidiary's Chairman and President, respectively. In addition, each of them will participate in Cinegram's incentive compensation plan, which provides for the payment of incentive compensation of anywhere between 0% and 150% of a targeted amount established by the Board of Directors each year, with the percentage actually received to be dependent upon performance against established objectives. Michael Cohen, as President of the Film Works subsidiary, will be entitled to a salary of $110,000 per year.

Vote required to authorize the 2001 Stock Option Plan

The vote of holders of a majority of the common stock present and voting at the meeting is required to approve the 2001 Stock Option Plan.

Collectively, the holders of 46,613,959 shares of New York Film Works common stock, representing 51.2% of all of the outstanding shares of New York Film Works common stock as of the record date have signified their intention to vote in favor of Resolution # 2.

FINANCIAL INFORMATION

NEW YORK FILM WORKS, INC

Financial Information

INDEX TO FINANCIAL INFORMATION

___________________________________________________________________________________________

New York Film Works Management's Discussion and Analysis Fiscal Years Ended October 31, 2001 and 2000

32

New York Film Works Audited Financial Statements for Fiscal Years Ended October 31, 2001 and 2000

35

Cinegram Media Audited Financial Statements for Fiscal Years Ended December 31, 2000 and 1999

43

Cinegram Media Unaudited Condensed Financial Statements for Three Months and Six Month Periods Ended June 30, 2001

60

Unaudited Pro Forma Condensed Combined Financial Statements

64

New York Film Works Management's Discussion and Analysis of Fiscal Years Ended October 31, 2001 and 2000,

      The following discussion of the financial condition and results of operation of our Company should be read in conjunction with the financial statements and notes thereto appearing elsewhere herein.

Results of Operations.

Fiscal year ended October 31, 2001 (the "fiscal year 2001") compared to fiscal year ended October 31, 2000 (the "fiscal year 2000").

Sales for our fiscal year 2001 were $1,274,538 compared to Sales of $1,441,497 for our fiscal year 2000. Sales decreased by $166,959 or 11.6%. Sales were adversely affected by general business conditions and by the events of September 11, 2001. (Sales in the quarter ended October 31, 2001 were $107,403 below the same period of the previous year, or 64% of the decline for the full year). Our revenues were generated by sales to professional photographers, photographic editors of magazines and periodicals, and amateur photographers;  no single customer accounted for 10% or more of our revenues.

Cost of services sold (Cost of Sales) decreased from $931,131 to $922,729, or 0.9% compared to the decrease in sales revenues of 11.6%. Gross Margin declined from 35.4% of sales revenue to 27.6% of sales revenue. The variable portion of Cost of Services (materials, third party processing and labor costs) were reduced through management control as a percentage of Sales (0.8 percentage points). These cost reductions were offset by increases in the overhead components of rent, facility costs and depreciation. As a result of the reduction in sales and the impact of the increase in fixed cost components of Cost of Services, Gross margin declined by $158,556, or 31% from the prior year.

Selling and Shipping Expenses, increased by $21,237 from $124,668 for our fiscal 2000 to $145,906. The increase is principally attributable to increases in commission expenses and commercial rent tax. The increase in commission expense is a result of increased selling efforts in the face of the tight business conditions.

Administrative and General Expenses have increased by $21,316, or 6.3% from $335,206 for our fiscal year 2000 to $358,999 for our fiscal year 2001. The increases were in professional services relating to additional costs of the Companies public trading status. All other administrative expenses including administrative salaries were reduced.

Results of operations for 2001 amounted to a Net Loss of $148,238 compared to Net Income in 2000 of $50,491. The decline in profitability of $198,729 from 2000 to 2001 can be attributed to the reduced sales of $166,959, the increased costs of our facilities, the increase in the cost of obtaining sales and the added costs of complying with the requirements of a publicly traded company. Management is pursuing all opportunities to increase the business revenues of the Company and to reduce costs.

Liquidity and Capital Resources.

During our fiscal year 2001, Cash Flow from Operations was negative $75,874 compared with cash provided of $82,933 during our prior fiscal year. The unfavorable change in Cash Flow from Operations of $158,993 is directly attributable to the decline in profitability. Management is pursuing all opportunities to increase the business revenues of the Company and to restore operations to financial self-sufficiency. Fixed Asset additions in both years related to replacing and upgrading our processing equipment.

Our Company had working capital of $154,453 at the end of the fiscal year 2001 compared to working capital of $289,960 at the end of the fiscal year 2000. Barring unusual circumstances like September 11, 2001, we believe we have sufficient cash resources and working capital to meet our capital resource requirements for the current fiscal year. We finance our operations primarily with funds generated from operations.

Plan of Operations

The opinion of Cinegram's independent auditor for each of the last two fiscal years expressed substantial doubt as to that company's ability to continue as a going concern. Based on the unaudited results and the projected results furnished to the Company by Cinegram Media, we anticipate that if the share exchange is completed, equity funding is achieved as planned, and if our due diligence confirms the information we have been furnished, the combined company should achieve profitability within the next 24 months. It should be noted, however, that to achieve those results we will need to obtain additional financing to continue development of new products, for marketing of products, for retirement of debt, working capital, and other purposes. It is the intention of management to raise equity capital as soon as practicable after completion of the share exchange and reverse stock split. If the proposed share exchange is not completed the outlook is much less favorable. In that case, until such time as the Company is able to obtain additional financing, it plans to limit its operations by conducting marketing efforts primarily on the basis of person-to-person contact and limiting expansion of its operations.

FINANCIAL STATEMENTS

New York Film Works, Inc.

Years Ended October 31, 2001 and October 31, 2000

Page

Report of Independent Certified Public Accountant

31

Consolidated Balance Sheets as of October 31, 2001 and 2000

 32

Statement of Shareholders' Equity from October 31, 1998 through October 31, 2001

46

Statement of Profit and Loss for the years ending October 31, 2000 and   October 31, 1999

  34

Statement of Cash Flows as of October 31, 2000 and October 31, 1999.

35

Notes to Financial Statements

36

[Firm Letterhead]

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

                                [Firm Letterhead]

The Board of Directors

New York Film Works, Inc.

928 Broadway

New York, New York 10010

Gentlemen:

I have audited the accompanying Balance Sheet of New York Film Works, Inc., as of October 31, 2001 and 2000, and the related Statements of Profit and Loss, shareholders' Equity, and Cash Flows for the years ended October 31, 2001, and 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. These standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New York Film Works, Inc. as of October 31, 2001, and 2000, and the results of its operations and its cash flows for the years ended October 31, 2001 and 2000, in conformity with generally accepted accounting standards.

Respectfully submitted,

/s/ David Suss

David Suss, CPA

January __, 2002

New York, N.Y.

NEW YORK FILM WORKS, INC.

CONSOLIDATED BALANCE SHEET

AS OF OCTOBER 31

ASSETS

Current Assets:	2001	2000

Cash and Cash Equivalents - Note 1	$ 110,948	$ 197,326
Accounts Receivable-Net of allowance for doubtful accounts of $7,000 and $750	101,053	128,415
Inventory-Note 1	12,888	13,495
Prepaid Expenses	9,020	8,099
Total Current Assets	233,909	$ 347,335

Property, Plant and Equipment:

Machinery and Equipment	1,752,948	1,727,445
Furniture and Fixtures	189,048	189,048
Leasehold Improvements	436,180	436,180
Total	$2,378,176	$2,352,673

Less: Accumulated Depreciation	2,261,553	2,242,069

Property, Plant and Equipment-Net	$ 116,623	$ 110,604

Other Assets:

Security Deposits	32,058	32,058

Total Assets:	$ 382,590	$ 489,997

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:	2001	2000

Notes Payable-Shareholders	15,000	--
Accounts Payable	30,441	21,403
Accrued Expenses	34,015	35,972
Total Current Liabilities:	$ 79,456	$ 57,375

Stockholders' Equity:

Common Stock-$.001 Par Value 120,000,000 Shares Authorized; 83,500,000 Shares Issued and Outstanding	91,000	83,500
Capital in Excess of Par	3,271,808	3,260,558
Retained Earnings (Deficit)	(3,059,674)	(2,911,436)

Total Shareholders' Equity	303,154	432,622

Total Liabilities and Shareholders' Equity	$ 382,590	$ 489,997

NEW YORK FILM WORKS, INC.

STATEMENT OF SHAREHOLDERS' EQUITY

FROM NOVEMBER 1, 1998 TO OCTOBER 31, 2001

	Number of Shares	Value at par	Additional Paid in Capital	Accumulated Deficit
Balance-November 1, 1998	83,500,000	83,500	3,260,558	(3,057,454)

Net Income (Loss)
Y/E 10/31/99				95,527

Balance-October 31, 1999	83,500,000	83,500	3,260,558	(2,961,927)

Net Income (Loss)
Y/E 10/31/00				50,491

Balance-October 31, 2000	83,500,000	$83,500	$3,260,558	$(2,911,436)

Year Ended October 31, 2001

Shares Issued for Services	7,500,000	7,500	11,250

Net Loss for the Year				(148,238)

Balance-October 31, 2001	91,000,000	$91,000	$3,271,808	$(3,059,674

NEW YORK FILM WORKS, INC.

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDING OCTOBER 31

	2001	2000

Sales	$1,274,530	$ 1,441,497

Cost of Sales	922,729	931,131

Gross Profit	351,809	$ 510,365

Operating Expenses:

Selling and Shipping	145,906	124,668

General and Administrative	358,999	337,682

Total Operating Expenses	$ 504,904	$ 462,351

Net Income/(Loss) from Operations	$ 153,096	48,014

Interest Income	4,858	2,476

Earnings/(Loss) Before Income Tax	$(148,238)	$ 50,491

Income Tax	-	-

Net Income/(Loss)	$(148,238)	50,491

Earnings Per Share	$ (0.00)	$0.00

Weighted Average Number of Shares	84,075,342	83,500,000

NEW YORK FILM WORKS, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDING OCTOBER 31

	2001	2000

Cash Flows from Operations

Net Income/(loss)	$ (148,238)	$ 50,491

Depreciation	19,483	16,558

Increase (Decrease) in Cash:

Accounts Receivable	27,363	24,717

Inventory	607	(1,584)

Prepaid Expenses	(921)	5,502

Accounts Payable	9,038	(15,447)

Accrued Expenses	(1,957)	2,696

Cash Flow from Operations	$(75,874)	82,933

Cash Flows from Investing Activities

Purchase of Property and Equipment	(25,503)	(24,318)

Cash Flows from Investing Activities	$ (25,503)	$(24,318)

Cash Flows from Financing Activities

Notes Payable - Shareholder	15,000	(28,458)

Cash Flow from Financing Activities	15,000	(28,458)

Increase (Decrease in Cash)	(86,377)	30,157

Cash Beginning of Year	197,326	167,169

Cash End of Year	$ 110,949	$ 197,326

NEW YORK FILM WORKS, INC.

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2001 AND 2000

NEW YORK FILM WORKS, INC.

1) New York Film Works, Inc., a New York corporation, provides film processing, film finishing and image-conversion and related services to professional photographers, corporate and institutional clients and to the amateur photography market. The Company operates full service dark-room/laboratory facilities and retail photography services at its facility at 928 Broadway in New York City.

2) Summary of Significant Accounting Policies

These Financial Statements have been prepared in accordance with Generally Accepted Accounting Principles. The preparation of Financial Statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and choices in the application of the accounting principles.

a) Cash and Cash Equivalents: The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

b) Accounts Receivable Allowances: Accounts Receivable Balances are reviewed on a regular basis and an allowance is made for doubtful accounts.

c) Inventories: Inventories consist of supplies and raw materials, and are stated at the lower of cost or market, on a first-in, first-out basis.

d) Property, Plant and Equipment: Fixed Assets are recorded at cost. Additions, renewals and improvements, unless of relatively minor amounts, are capitalized. Expenditures for maintenance and repairs are expensed as incurred.

e) Depreciation: For financial reporting, depreciation and amortization are provided on the straight-line method over the following estimated useful lives:

Leasehold Improvements

- 10 years.

Machinery and Equipment

- 10 years

Furniture and Fixtures

-  7 years

f) Revenue Recognition: Sales Revenues are recognized when the services are performed and a photographic service or product is delivered to the customer. Sales are made to corporate and individual customers at the Company’s facility. Terms of sale are cash and/or credit card, or for established accounts on net 30 day terms; the company’s revenues are about 50% from cash/credit card sales and about 50% net 30 day terms. Credit card sales are recorded at time of delivery and outstanding credit card receipts due from the credit card processing facility (usually within five days) are included in accounts receivable.

g) Expense Categorization: Cost of Sales includes expenses such as laboratory processing labor, materials consumed, rent and other facility costs, and depreciation of machinery and equipment. Selling and Shipping Expenses include costs to gain revenues and to deliver products to customers. Included are costs of sales commissions, delivery expenses, (net of amounts billed to customers), store expenses, advertising, promotion expenses, and other related expenses. All other expenses are included in General and Administrative Expenses.

h) Advertising: Advertising and promotion expenses (which are not material) are expensed as incurred.

i) Income Taxes: The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 “Accounting for Income Taxes”. The Company has incurred losses for income tax purposes, and accordingly, no provision for income tax is recorded in the accounts. The Company has available net operating loss carry-forwards of approximately $2,450,000. As there is not sufficient certainty of future taxable income, the potential deferred tax asset arising from the ability to carry forward tax losses has been offset by a reserve and accordingly no deferred tax asset is reflected in the Financial Statements.

3) Bankruptcy: The Company entered into bankruptcy under Chapter 11 of Federal Bankruptcy Laws 8/25/92. The Company was discharged from Chapter 11 of Federal Bankruptcy 8/2/96. The Company’s assets were greater than the total of all post-petition liabilities and claims and there was no change in control as a result of the process. Accordingly, the provisions of SOP 90-7 with respect to “fresh-start reporting” did not apply.

4) Transactions with Principal Officers and/or Stockholders: During the fiscal year, a Principal Stockholder provided consulting services with a value of $18,750 to the Company with respect to strategic planning and future directions for the Company. The Principal Stockholder agreed to accept 7,500,000 common shares of the Company in lieu of cash payment for such services. Additionally, the Stockholder provided a short-term loan of $15,000 in the form of a four-month note payable bearing interest at ten percent (10%) per annum.

5) Rental Commitment: The Company leases its store, laboratory and office facilities at 928 Broadway, New York City under a renewal of its prior lease; the current renewal expires February 28, 2006. Annual rents under the lease amount to $314,400 for the year through February 28, 2002, $328,800 through February 28, 2003, $343,200 through February 28, 2004, $357,600 through February 28, 2005, and $372,000 through February 28, 2006.

6) Capital Stock: The authorized capital of the Company consists of a single class of common shares, with a par value of $0.001 per share. During the fourth quarter of fiscal 2001, 7,500,000 shares were issued in lieu of cash payments for services rendered by a Principal Stockholder.

7) Warrants and Stock Options

The Company has issued no warrants and/or options to purchase common stock of the Company.

8) Share Exchange Transaction/Change of Capital Structure:

a) On October 10, 2001, the Board of Directors approved a Share Exchange Agreement with the shareholders of Cinegram Media, Inc., a Summit NJ based private company engaged in the publishing and development of interactive multi media products and digitally produced fine art reproductions. The Company has filed a preliminary Information Statement under Section 14C of the Securities Exchange Act of 1934. The following information is provided as a brief summary of the implications of the Share Exchange Agreement. Full details of the Exchange Agreement including the proposed Amendments to the Certificate of Incorporation, financial information on Cinegram Media, Inc. and pro-forma financial information reflecting the results of the Share Exchange Agreement are being sent to Shareholders and is available from the Company or through the Internet at www.sec.gov. Cinegram has completed its development phase and is planning to carry out operations upon the completion of equity financing. The Board of Directors of the Company have concluded that the future prospects of Cinegram will provide the Company a better opportunity to grow revenues and profits than other options. The Share Exchange Agreement will result in the current shareholders of Cinegram owning in aggregate the majority of stock in the Company (initially 65%). The Share Exchange Agreement will be completed upon issuance of the Amended Certificate of Incorporation, and will have an effective date of December 31, 2001.

b) As a necessary step in the completion of the Share Exchange Agreement, the Company must amend its Certificate of Incorporation to effect a reverse-split (1 for 25) of the Company’s outstanding stock, will create a new class of Preferred Shares, the terms of which may be established by the Board of Directors, will designate a first Series A Preferred stock that will be convertible into shares of the Company and will create an Incentive Stock Option Plan.

c) Pursuant to the provision of Statement of Financial Accounting Standards No. 141, the Share Exchange Transaction will be accounted for as a “reverse acquisition”, resulting in the Company being accounted for as the “acquired company”.

CINEGRAM MEDIA, INC. AND SUBSIDIARY

DECEMBER 31, 2000 AND 1999

CONTENTS

Page

Independent Auditors' Report

   45

Consolidated Financial Statements:

    Balance Sheet

   46

    Statements of Operations

   48

    Statements of Changes in Stockholders' Deficiency

   49

    Statements of Cash Flows

   50

Notes to Consolidated Financial Statements

 51-61

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders

Cinegram Media, Inc. and Subsidiary

Summit, New Jersey

We have audited the accompanying consolidated balance sheet of Cinegram Media, Inc. and Subsidiary, (a Delaware corporation) (the "Company") as of December 31, 2000, and the related consolidated statements of operations, changes in stockholders' deficiciency, and cash flows for the years ended December 31, 2000 and 1999.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2000 and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses from operations, has a stockholders' deficiency of $4,093,129 and current liabilities exceed current assets by $4,139,421.  These matters raise substantial doubt as to the Company's ability to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 3.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ SOBEL & CO., LLC

Certified Public Accountants

March 21, 2001,

except for Note 16 as to which the date is March 27, 2001

Livingston, New Jersey

CINEGRAM MEDIA, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2000

ASSETS

CURRENT ASSETS:
Accounts receivable, net of allowances of $40,650	$ 178,645
Inventories	222,872
Prepaid expenses and deposits	32,669
Total Current Assets	434,186

FIXED ASSETS:
Office equipment	28,349
Accumulated depreciation	(27,346)
Fixed Assets, net	1,003

OTHER ASSETS:
Program development costs, net	442,171
Prepaid royalties	490,861
Total Other Assets	933,032

$1,368,221

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
Line of credit	$1,731,499
Short-term loans	45,519
Accounts payable and accrued expenses	583,778
Accrued interest	551,415
Notes and debenture payable - current	790,500
Officer compensation and stockholder advances	870,896
Total Current Liabilities	4,573,607

LONG-TERM LIABILITIES:
Notes and debenture payable	600,000
Due to stockholder	287,743
Total Long-Term Liabilities	887,743

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY:
Common shares - class A - par value $0.01, 1,750,000 shares authorized; 1,455,637 issued and outstanding	14,556
Common shares - class B - par value $0.01, 750,000 shares authorized; 152,250 issued and outstanding	1,523
Additional paid-in capital	1,126,958
Accumulated deficit	(5,236,166)
Total Stockholders' Deficiency	(4,093,129)

$1,368,221
The accompanying notes are an integral part of these consolidated financial statements.	#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2000	1999

PRODUCT SALES	$ 247,395	$ 43,045

COST OF GOODS SOLD	(147,821)	(52,862)

GROSS MARGIN	99,574	(9,817)

SOFTWARE DEVELOPMENT COSTS	-	(1,294,912)

SELLING, MARKETING AND DISTRIBUTION COSTS	(372,896)	(346,971)

ADMINISTRATIVE AND GENERAL EXPENSES	(1,013,360)	(763,646)

NET OPERATING LOSS	(1,286,682)	(2,415,346)

INTEREST EXPENSE	(440,557)	(264,802)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(1,727,239)	(2,680,148)
PROVISION FOR INCOME TAXES	-	-

NET LOSS	$(1,727,239)	$(2,680,148)

LOSS PER COMMON SHARE	$(1.90)	$(13.95)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	909,515	192,183

The accompanying notes are an integral part of these consolidated financial statements.	#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY

YEARS ENDED DECEMBER 31, 2000 AND 1999

	Common Shares, $0.01 par value
	Class "A" Voting		Class "B" Non-Voting		Additional		Total
					Paid-in	Accumulated	Stockholders'
	Number	Value	Number	Value	Capital	Deficit	Deficiiency

BALANCE, January 1, 1999	171,350	$ 1,713	7,250	$ 73	$ 87,691	$ (828,779)	$ (739,302)

1999 Shares issued: Cash sales Services rendered	500,000 -	5,000 -	10,000 41,000	100 410	509,900 3,741	- -	515,000 4,151

Net loss, 1999	-	-	-	-	-	(2,680,148)	(2,680,148)

BALANCE, December 31, 1999	671,350	6,713	58,250	583	601,332	(3,508,927)	(2,900,299)

Shares issued: Cash sales	500,000	5,000	-	-	495,000	-	500,000
Cash option exercise	282,287	2,823	58,000	580	30,626	-	34,029
Services rendered	2,000	20	36,000	360	-	-	380

Net loss, 2000	-	-	-	-	-	(1,727,239)	(1,727,239)

BALANCE, December 31, 2000	1,455,637	$14,556	152,250	$1,523	$1,126,958	$(5,236,166)	$(4,093,129)

The accompanying notes are an integral part of these consolidated financial statements.	#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2000	1999
CASH FLOWS PROVIDED BY (USED FOR):
OPERATING ACTIVITIES:
Net loss	$(1,727,239)	$(2,680,148)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation	7,783	7,783
Amortization of development costs	14,110	1,294,912
Write-off of investment	26,331	-
Equity in affiliated companies	2,934	734
Officer compensation	318,875	257,099
Shares in lieu of cash	380	-
Changes in certain assets and liabilities:
(Increase) decrease in:
Accounts receivable	(95,316)	20,594
Inventory	(102,253)	(32,894)
Prepaids and deposits	(437,095)	(15,663)
Increase (decrease) in:
Accounts payable and accrued expenses	575,259	275,508
Net Cash Used for Operating Activities	(1,416,231)	(872,075)

INVESTING ACTIVITIES:
Equipment leases	(1,651)	(8,516)
Software development costs	(223,703)	(474,704)
Investment in affiliated companies	-	(29,266)
Net Cash Used for Investing Activities	(225,354)	(512,486)

FINANCING ACTIVITIES:
Long-term borrowings	300,000	300,000
Debt borrowings	45,519	-
Advances from stockholder	433,500	80,000
Stockholder guaranteed bank loans	327,698	490,400
Share capital activity	534,029	515,000
Net Cash Provided by Financing Activities	1,640,746	1,385,400

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(839)	839

CASH AND CASH EQUIVALENTS:

Beginning of year	839	-

End of year	$ -	$ 839

The accompanying notes are an integral part of these consolidated financial statements.	#

CINEGRAM MEDIA, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2000 AND 1999

NOTE 1  -  NATURE OF BUSINESS:

Cinegram Media, Inc. and Subsidiary (the "Company"), a Delaware corporation, develops and publishes content-rich, interest-specific Interactive Multimedia Programs (Programs) for the general interest and educational markets.  Generally, the Programs are developed under exclusive licenses.  Through a subsidiary incorporated by the Company, History Treasures.com, Inc., the Company is developing an Internet business to provide products, services and information on history themes based on its relationships with intellectual property owners.

NOTE 2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Accounts Receivable Allowances:

The Company utilizes the reserve method of accounting for doubtful accounts and sales returns.  The reserves are based on management's evaluation of outstanding accounts receivable at the end of the year.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Inventories:

Inventories, which consist of finished goods, are valued at the lower of cost (first-in, first-out) or market.  The Company reviews inventory for impairments to net realizable value whenever circumstances warrant.

Fixed Assets and Depreciation:

Office equipment is stated at cost.  Maintenance and repairs are expensed as incurred, while betterments are capitalized.  Depreciation is computed using the straight-line method over their estimated useful lives of three years.

Program Development Costs:

The costs of development of Programs and Interactive Picture-Paks (IPP) are capitalized and amortized against the first forty-eight months of sales for Programs and thirty-six months of sales for IPP's.  The Company reviews Program development costs for impairments to net realizable value whenever circumstances warrant.

Revenue Recognition:

Revenue is recognized when products are shipped unless the terms of sale are on consignment basis in which case revenue is recognized when the product is sold by the consignment customer.

Concentration of Credit Risk:

Sales and accounts receivable are from a relatively small number of distributors of the Company's products.  The Company closely monitors extensions of credit.

NOTE 2  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Loss Per Common Share:

Loss per common share is determined by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the year.  Diluted loss per share is not presented since giving effect to potential common shares would be anti-dilutive.

Income Taxes:

The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes".  SFAS 109 requires an asset and liabilities based aproach in accounting for income taxes.  Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences of revenue and expense items for financial statement and income tax purposes.

Advertising:

Advertising and promotion costs are expensed as incurred.

Cost of Goods Sold:

Cost of goods sold consist of replication and packaging costs, amortization of development costs, freight out on sales, royalty expense and shipping and handling billed.

Selling, Marketing and Distribution Costs:

Selling, marketing and distribution costs include advertising and promotion, sales commissions, distributor fees and warehousing costs.

Administrative and General Expenses:

Administrative and general expenses consist of salaries, related employee benefits, travel, office expenses, professional services, rent, depreciation, communications, and insurance.

Shipping and Handling Costs:

Shipping and handling costs paid by customers are not significant and are included as credits to shipping and handling costs included in cost of goods sold.  Actual costs for shipping and handling are included as a component of cost of goods sold.

Prepaid Royalty Payments:

Prepaid royalties consist of payments made by the Company to obtain licenses and rights to use artistic values. These costs are capitalized and amortized over the shorter of their useful life or the term of the licenses, which approximate five years.

Consolidated Financial Statements:

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary.  All significant intercompany transactions and balances have been eliminated upon consolidation.

Investment in Affiliate:

The Company's investment in a joint venture, is carried at cost.  Such investment is adjusted for any profits or losses of the joint venture.

Reclassifications:

Certain amounts have been reclassified in the 1999 financial statements to conform to the 2000 presentation.

NOTE 3  -  GOING CONCERN:

The accompanying financial statements have been prepared assuming the Company is a going concern which assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  The Company has suffered recurring losses from operations, has a stockholders' deficiency of $4,093,129 and current liabilities exceed current assets by $4,139,421.  These factors raise substantial doubt about the Company's ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue in existence.  Continuation of the Company as a going concern is dependent upon:

a)

achieving profitable operations,

a)

further financial funding to complete development of the Programs,

b)

acquiring further content bases, and

c)

the successful execution of its business plan.

Management's plans to achieve profitability include developing new products, obtaining new customers and content bases and increasing sales to existing customers.  Management also plans to raise additional capital through equity issuance or other types of financing.

NOTE 4  -  TRANSACTIONS WITH PRINCIPAL OFFICERS/STOCKHOLDERS:

Certain services being provided and costs being incurred by the principal officers/stockholders are being recorded by the Company as incurred.  There are no fixed repayment terms and payment will be made when it is determined by the Company that funds are available.  Certain expenses incurred by the initial founders had been recorded as an obligation of the Company and were included in deferred stockholder expenses.  During 2000, the Company deferred $301,800 related to officer compensation and $263,174 related to interest.  Also during 2000, the majority stockholder advanced the Company $569,096.

During 1999, the Company determined that it was not possible to fairly estimate the value of services for the first development years, and that it was in the best interests of the Company to issue options to the officers/stockholders to acquire shares in the Company in lieu of ultimate cash payments.

At December 31, 2000, the balance sheet includes amounts due to stockholders as follows:  accrued interest $551,415, notes and debenture payable - current $790,500, officer compensation and stockholder advances $870,896, notes and debenture payable $600,000 and due to stockholder $287,743.

NOTE 5  -  INCOME TAXES:

As of December 31, 2000 and 1999, the Company has available, on a federal tax basis, net operating loss carryforwards of approximately $4,290,000 and $3,170,000, respectively, which expire at varying amounts through 2020.  The net operating loss carryforwards result in deferred tax assets of approximately $1,460,000 and $1,080,000 at December 31, 2000 and 1999; however, a valuation reserve has been recorded for the full amount due to the uncertainty of realization of the deferred tax assets.

NOTE 6  -  LINE OF CREDIT AGREEMENT:

The Company has entered into a line of credit agreement aggregating $1,700,000 with Merrill Lynch Business Financial Services Inc. (the ML Line).  The ML Line bears interest at 3% over the 30-Day Commercial Paper Rate, and averaged about 9.5% during 2000 and 8.5% during 1999.  The line of credit is guaranteed by certain stockholders of the Company and the Company is obligated to pay a fee equal to 3% of the amount borrowed under the ML Line to those stockholders as compensation for such guarantee.  In addition to the 3% fee, an investor was granted 41,000 shares of the Company's class B stock and options to convert up to $410,000 of the line of credit into notes and further shares of the Company, in accordance with the terms of Rights Offering 2 (see Note 7).

During June 2000, that right to convert was canceled and replaced with a five year option to acquire 41,000 class B non-voting shares of the Company's stock at an exercise price of $1.00 per share.  In November 2000, the ML Line of Credit was increased to $1,700,000 from $1,540,000 and a stockholder provided an additional guarantee to facilitate such increase; the stockholder will be paid a fee of 3% of the increase and was issued 6,000 shares of the Company's class B non-voting common shares and a five year option to acquire 6,000 shares of the Company's class B non-voting shares of the Company at an exercise price of $1.00 per share.

At December 31, 2000, the Company is overdrawn under the ML line by $31,499.

The Company also has a line of credit aggregating $50,000 with a financial institution.  At December 31, 2000, $45,519 is outstanding under this line of credit.  This line of credit bears interest at prime plus 4%.  This line of credit is guaranteed by a stockholder.

NOTE 7  -  COMMON STOCK:

The authorized capital of the Company consists of two classes of common shares, each with a par value of $0.01 per share - a class A fully voting share and a class B common share that has voting rights only in limited circumstances.  In June 2000, the Board of Directors increased the authorized number of class A shares to 1,750,000, kept the authorized capital for the class B shares at 750,000 shares and restated the par value for both classes to $0.01 per share.  During 1999, 500,000 class A shares were issued for $500,000 cash consideration and 41,000 class B shares were issued at a fair market value of $0.10 per share as additional consideration for providing a guarantee on a line of credit for the Company.  During 2000, 500,000 class A shares were issued for $500,000 cash consideration and 36,000 class B shares were issued as additional consideration for providing a guarantee on a line of credit for the Company.  At December 31, 2000 1,455,637 class A shares and 152,250 class B shares were issued, fully paid and non-assessable.

NOTE 8  -  WARRANTS AND STOCK OPTION PLAN:

The Company has issued warrants and/or options to purchase stock to certain officers, employees, investors and suppliers.  The warrants are exercisable at any time within five years of their issue, subject to certain vesting provisions.  In 1999, the Company developed and implemented an Incentive Compensation Plan for its officers and employees whereby, the officer or employee would be granted options to purchase shares in the Company based upon attainment of predetermined performance goals.  The following table outlines warrants/options issued through December 31, 2000.

	Warrants/Options on:		Weighted Average Exercise Price:
	A Shares	B Shares	A Shares	B Shares
Outstanding at January 1, 1999	93,300	83,882	$0.66	$0.91
Granted in 1999	12,500	-	$1.00	-
Granted in 1999	280,287	-	$0.10	-
Granted in 1999	-	73,600	-	$1.00
Granted in 1999	-	40,000	-	$0.50
Granted in 1999	-	88,000	-	$0.10
Canceled in 1999	-	(52,915)	-	$1.00
Expired in 1999	-	(4,841)	-	$1.00
Outstanding at December 31, 1999	386,087	227,726	$0.26	$0.53

NOTE 8  -  WARRANTS AND STOCK OPTION PLAN: (Continued)

Warrants/Options on:		Weighted Average Exercise Price:
A Shares	B Shares	A Shares	B Shares

Outstanding at December 31, 1999	386,087	227,726	$0.26	$0.53

Granted in 2000	20,000	-	$1.00	-
Granted in 2000	2,000	-	$0.10	-
Granted in 2000	-	210,650	-	$1.00
Granted in 2000	-	41,000	-	$0.50
Exercised in 2000	(282,287)	(58,000)	$0.10	$0.10
Canceled in 2000	-	(40,853)	-	$1.00
Canceled in 2000	-	(30,000)	-	$0.10
Canceled in 2000	-	(10,000)	-	$0.50

Outstanding at December 31, 2000	125,800	340,523	$0.74	$0.87

Weighted average remaining
contractual life at December 31, 2000	3.8 years	4.0 years

As at December 31, 2000, all of the warrants/options on the A shares and 270,923 warrants/options on the B shares were fully vested and exercisable.

The Company follows Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB25).  The option exercise price under the Stock Option plans equals or exceeds the fair market value of the common shares on the date of grant and, accordingly, no compensation cost has been recognized under the provisions of APB25 for stock options.

The Company adopted the disclosure-only provisions of SFAS 123, "Accounting for Stock-Based Compensation" for stock options issued.  Under SFAS 123, compensation cost is measured at the grant date based on the value of the award and is recognized over the service (or vesting) period.  The fair value of each option grant (22,000 A shares and 251,650 B shares) estimated on the date of grant using the Black-Scholes option - pricing model with the following weighted average assumptions used for grants, expected volatility of 30%; risk-free interest rate of 6%; and expected lives of 4.5 years, was nil.

Had compensation cost for the Company's stock option plan been recognized based on the fair value at the grant date for awards consistent with the provisions of SFAS 123, the Company's net loss and loss per share for the year ended December 31, 2000 on a proforma basis would have been the same as reported in the historical financial statements.

NOTE 9  -  NOTES AND DEBENTURE PAYABLE:

a) Series "A" three year notes payable, with interest at 12% per annum, payable quarterly, due December 1, 2001	$ 640,500
b) Series "B" three year notes payable, with interest at 12% per annum, payable quarterly, due August 1, 2001	150,000
c) Series "C" three year notes payable, with interest at 12% per annum, payable quarterly, due July 1, 2002	300,000

All of the above notes are held by the majority stockholder.  Interest on the notes has been accrued, but has not been paid.  The majority stockholder has agreed to accrue interest until adequate funds are available.

In November 2000, the majority stockholder agreed to defer payment of the principal of the Series A Three Year Note due on December 1, 2000 for a further one year period in exchange for a five year option to acquire 64,050 class B non-voting common shares at an exercise price of $1.00 per share.

d) Debenture Payable: interest at 12% per annum, payable quarterly, due October 31, 2002	300,000

During October 2000, a stockholder provided a loan of $300,000 to the Company; terms and conditions of the loan agreement include: interest payable quarterly at 12% per annum; the issuance of 30,000 class B non-voting common shares of the Company; a five year option to acquire 30,000 class B non-voting shares of the Company at an exercise price of $1.00 per share; and security in the form of a debenture on the assets of the Company and a commercial collateral assignment of a license agreement.

Total Notes and Debenture Payable	1,390,500
Less: current portion	790,500
$ 600,000

Notes and debenture payable mature as follows:

YEAR

2001

$   790,500

2002

     600,000

$1,390,500

Interest accrued on the notes and debenture payable at December 31, 2000 totalled $551,415.  Such amount is shown on the balance sheet as accrued interest.

NOTE 10  -  CONCENTRATION OF RISKS:

The Company sells to one significant customer.  This customer accounted for approximately 60% and 64%  of the Company's sales in 2000 and 1999, respectively.  This customer accounts for approximately 95% of total accounts receivable at December 31, 2000.

The Company maintains cash balances at a financial institution located in New Jersey.  Amounts at this institution are insured by the Securities Protection Investing Corporation up to $500,000.

NOTE 11  -  SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:

Cash paid during the year ended December 31, for:

  2000      1999

Income Taxes

$     -       $     -

Interest

$15,300   $     -

Non-Cash Investing and Financing Activities:

2000

Class A shares issued for services rendered

$     20

Class B shares issued for services rendered

$   360

1999

Class B shares issued for services rendered

$4,099

NOTE 12  -  COMMITMENTS AND CONTINGENCIES:

The Company leases office suite space under an operating lease and business services agreement.  The agreement automatically renews for six-month periods and was renewed in late November 2000.  The Company also leases various office equipment under operating leases.  Rent expense under these leases for the year ended December 31, 2000 and 1999 was $79,442 and $70,559, respectively.

NOTE 12  -  COMMITMENTS AND CONTINGENCIES:

At December 31, 2000 future minimum lease payments are as follows:

     Year

1

$64,596

The Company also has a distribution and fullfillment agreement.  The distribution and fullfillment agreement provides for a fixed monthly management fee of $1,000 plus per piece charges.  The length of the agreement is for one year and renews on the May anniversary date for one additional year.

NOTE 13  -  KEY MAN LIFE INSURANCE:

The Company maintains key man term life insurance in the face amount of $1,500,000 on the Company's Chairman and Chief Executive Officer.  The key man premiums are paid through April 15, 2001.  This insurance policy has no cash surrender value.

NOTE 14  -  PREPAID ROYALTIES:

Prepaid royalties consist of payments made by the Company to obtain licenses and rights to use artistic values.  Licensor's usually require up front payments on execution of the license.  The licenses accrue royalties at rates from .8% to 12.5% of net sales and average approximately 10%.  The initial term of the licenses is usually five years and carry renewal option rights.  These costs are capitalized and amortized over the estimated life of the licenses.

The amortization expense for the years ended December 31, 2000 and 1999 were $90,345 and $15,269 , respectively, which has been included in cost of goods sold.

NOTE 15  -  PROGRAM DEVELOPMENT COSTS:

Capitalized program development costs relate to the costs of development of Programs and Interactive Picture - Paks (IPP).  Such costs are for producing product masters incurred subsequent to establishing technological feasibility.  These costs also include coding and testing performed subsequent to establishing technological feasibility.  Program development costs are shown net of amortization.  The amortization expense for the years ended December 31, 2000 and 1999 were $100,663 and $1,294,912, respectively.

NOTE 16  -  ADVERTISING:

Advertising and promotion costs are expensed as incurred.  Advertising and promotion costs were $210,248 and $293,065 for the years ended December 31, 2000 and 1999, respectively.  Advertising and promotion are included on the statement of operations in selling, marketing and distribution costs.

NOTE 17  -  INVESTMENT IN AFFILIATE:

The Company had an investment in an affiliated company, which was carried at cost.  This investment was recorded at cost because it had no readily determinable fair market value and as such is exempted specifically by FASB Statement No. 115 "Accounting for Certain Investments in Debt and Equity Securities."  The Company's investment has been written down by $26,331 to zero as of December 31, 2000.  Management believes there has been a permanent decline in the investment value.

NOTE 18  -  SUBSEQUENT EVENT - CONFIDENTIAL OFFERING MEMORANDUM:

On March 27, 2001, the Company entered into an exclusive Investment Advisor/Financial Consultant and Placement Agent ("Financial Advisor") Agreement.  The Agreement provides for the Financial Advisor to assist the Company in raising equity capital and/or debt.  If the Financial Advisor is not able to raise (get firm commitments for) a minimum amount of $500,000 within one month from the Agreement date, the Company has the right to cancel the exclusivity clause in the Agreement.

The Company is currently preparing a Confidential Offering Memorandum to be utilized in conjunction with this raise of equity capital and/or debt.

#

CINEGRAM MEDIA, INC.

_________

UNAUDITED INTERIM FINANCIAL INFORMATION

September 30, 2001

#

	Cinegram Media, Inc & Subsidiary Company
	Consolidated Balance Sheets As of :
	September 30		December 31
	2001 (UNAUDITED)		2000
ASSETS
Current Assets
Cash in Banks	$ -		$ -
Accounts Receivable	62,955		180,540
Inventories	166,142		220,977
Prepaid Expenses and Deposits	23,961		26,479
Total Current Assets		$ 253,058		$ 427,996

Fixed Assets
Computers & Office Equipment	28,349		28,349
Accumulated Depreciation	(28,349)		(27,346)
		$ -		$ 1,003
Other Assets
Program Development Costs, net	413,402		442,171
Prepaid Royalties	421,544		497,051
Total Other Assets		834,946		939,222
TOTAL ASSETS		$ 1,088,003		$ 1,368,221

LIABILITIES & EQUITY
Current Liabilities
Bank Borrowings	$ 803,312		$ 1,731,499
Other Short Term Loans	162,638		45,519
Accounts Payable	611,177		435,952
Accrued Liabilities	273,601		147,827
Accrued Interest - Director	751,711		551,415
Accrued Officer Compensation	213,504		301,800
Advances from Shareholder	237,891		569,096
Total Current Liabilities		$ 3,053,833		$ 3,783,108
Long Term Liabilities
Three Year Notes Payable	2,300,000		1,390,500
Deferred Shareholder Expenses	597,981		287,743
Total Long Term Liabilities		$ 2,897,981		$ 1,678,243
Shareholders' Equity
Capital Stock
"A" Common Shares	165,276		165,276
"B" Common Shares	16,761		11,761
Additional Paid In Capital	1,461,000		966,000
Total Capital Stock	1,643,037		1,143,037
Retained Earnings/(Deficit)	(6,506,848)		(5,236,167)
Total Shareholders Equity		$ (4,863,811)		$ (4,093,130)
TOTAL LIABILITIES & EQUITY		$ 1,088,003		$ 1,368,221

#

	Cinegram Media, Inc
	Consolidated Statement of Operations
	UNAUDITED

	For The Quarter Ended:		For the Nine Months to:
	September 30,		September 30,
	2001	2000	2001	2000

PRODUCT SALES
Interactive MultiMedia Products	40,074	25,284	164,731	52,579

Total Cost of Goods Sold	80,085	15,401	188,702	59,420

GROSS MARGIN	(40,011)	9,883	(23,971)	(6, 841)

				-
Total Selling & Distribution Costs	61,172	47,600	228,900	188,434

				-
Total Admin & General Expenses	177,377	212,683	619,894	677,792

Net Operating Profit/(Loss)	(278,560)	(250,400)	(872,765)	(873,067)

Write Off Development Costs	50,079	-	50,079	-
Interest & Financing	112,266	114,767	347,837	314,366

NET (LOSS) (before Income Taxes)	(440,905)	(365,167)	,270,681)	(1,187,433)

#

	Cinegram Media, Inc
	Consolidated Cash Flow Statement

	For The Quarter Ended:		For The Year to:
	September 30		September 30
	2001	2,000	2001	2,000

Net Income (Loss)	$ (390,906)	$ (365,166)	$ (1,220,680)	$ (1,187,433)

Add: Non Cash Items:
Depreciation	-	2,241	1,003	6,142
Amortization of Development Costs	53,896	4,467	61,023	4,454
Deferred Principals' Compensation	68,000	65,500	222,438	190,875

Net Working Capital from Operations	(269,010)	(292,948)	(936,216)	(985,962)

Working Capital Management
Accounts Receivable	27,696	38,303	117,586	59,179
Inventory	5,174	(1,962)	29,835	(45,509)
Prepaids & Deposits	9,441	(71,116)	53,025	(284,740)
Accounts Payable	18,719	(15,121)	180,098	(781)
Accruals	128,113	60,545	325,509	247,224
	189,143	(10,649)	706,053	(24,627)
Net Cash Generated From Operations	(79,867)	(282,299)	(230,163)	(1,010,589)

Investment Activities
Equipment Purchases	-	-	-	-
Equipment Leases	-	(370)	-	(1,548)
Software Development Costs	(8,500)	(15,691)	(29,562)	(151,225)
Total Investment Activities	(8,500)	(16,061)	(29,562)	(152,773)

Financing Activities
Short Term Borrowings - net	52,145	-	117,119	-
Advances from Shareholder	213,652	231,000	578,294	927,000
Sharehldr Guaranteed Bank Loans	(177,679)	67,407	(935,687)	236,408
Share Capital Activity	-	-	500,000	-
Total Financing Activities	$ 88,118	$ 298,407	$ 259,726	$ 1,163,408
Net Cash Flow	(249)	47	1	46
Net Cash Balance - beginning	-	-	-	-
Net Cash Balance - ending	(249)	47	1	46

#

CINEGRAM MEDIA, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL INFORMATION

__________

1.

Reference to Notes to Financial Statements Dated December 31, 2000

The notes to the financial statements dated December 31, 2000 should be read in conjunction with these unaudited condensed financial statements.  These financial statements include all adjustments that are, in the opinion of management, necessary for a fair presentation of the results for the interim periods.

#

PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the Share Exchange, pursuant to which Cinegram Media will become a wholly owned subsidiary of New York Film Works. However,  the Share Exchange transaction will be accounted for as a “reverse acquisition” of New York Film Works by Cinegram Media in accordance with SFAS 141. The “reverse acquisition” purchase method of accounting treats the Corporation that receives the larger portion of the voting rights in a combination transaction as the “acquirer”; accordingly Cinegram Media Inc is deemed to be the acquirer. The unaudited pro forma condensed combined statements of operations give effect to the proposed Share Exchange of New York Film Works and Cinegram Media by combining the results of operations of New York Film Works for the pro forma year ended December  31, 2000 and for the pro forma nine-month period ended September 30, 2001 with the results of operation for Cinegram for the year ended December 31, 2000 and nine months through September 30, 2001. The unaudited pro forma condensed combined Balance Sheet as of September 30, 2001 gives effect to the Share Exchange by combining the unaudited Balance Sheet of New York Film Works, Inc of September 30, 2001 and the unaudited Balance Sheet of Cinegram Media Inc as of September 30, 2001.

The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes to these financial statements, which are preliminary and have been made solely for purposes of developing this pro forma information. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The unaudited pro forma condensed combined financial statements are not necessarily an indication of the results that would have been achieved or that may be achieved in the future, or of the financial position of the combined companies had such transactions been consummated as of the dates indicated.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and related notes of New York Film Works and Cinegram Media, appearing elsewhere in this information statement.

We have not yet determined what fiscal year we will adopt for the combined enterprise after the exchange has been completed.

#

	Cinegram Digital Media Group, Inc
	(The PRO FORMA combination of New York Film Works, Inc. & Cinegram Media, Inc.)
	Consolidated Balance Sheets
	As of September 30, 2001
	Cinegram	N Y Film	Adjustments
	Media	Works	#	Amount	Combined
ASSETS
Current Assets
Cash in Banks	-	97,561			97,561
Accounts Receivable	62,955	117,282			180,237
Inventories	166,142	12,019			178,161
Prepaid Expenses and Deposits	23,961	8,302			32,263
Total Current Assets	253,058	235,164			488,222

Fixed Assets
Computers & Office Equipment	28,349	2,378,176	-	-	2,406,525
Accumulated Depreciation	(28,349)	(2,261,089)	B	431,590	(1,857,848)
	-	117,087			548,677
Other Assets
Program Development Costs,
net of Amortization	413,402				413,402
Prepaid Royalties, &
other deferred costs	421,544	32,058			453,602
Customer List			D	250,000	250,000
"Goodwill"			H,I	22,260	22,260
TOTAL ASSETS	1,088,004	384,309		703,850	2,176,163

LIABILITIES & STOCKHOLDERS' DEFICIT
Current Liabilities
Bank Borrowings	803,312				803,312
Accounts Payable	611,177	25,076			636,253
Accrued Liabilities	273,600	24,083	C	(25,000)	322,683
Accrued Interest (Director)	751,711				751,711
Accrued Officer Compensation	213,504				213,504
Advances from Shareholders	237,891				237,891
Other Short Term Loans	162,638				162,638
Total Current Liabilities	3,053,833	49,159			3,127,992

Long Term Liabilities
Three Year Notes Payable	2,300,000		F	2,000,000	300,000
Deferred Directors' Expenses	597,981				597,981
Total Long Term Liabilities	2,897,981	-			897,981

Stockholders' Deficit
Capital Stock
Common Shares	165,276	83,500	A,E,G,H	238,376	10,400
Preferred Shares	16,761	-	F,G	(1,983,239)	2,000,000
Additional Paid In Capital	1,461,000	3,260,558	A,E,G,H	2,074,921	2,646,637
Total Capital Stock	1,643,037	3,344,058			4,657,037

Retained Earnings/(Deficit)	(6,506,847)	(3,008,908)	A,B,C,D	(3,008,908)	(6,506,847)
Total Stocholders' Deficit	(4,863,810)	335,150			(1,849,810)

TOTAL LIABILITIES & STOCKHOLDERS' DEFICIT	1,088,004	384,309		(703,850)	2,176,163

#

	Cinegram Digital Media Group, Inc
	The PRO FORMA combination of New York Film Works, Inc. &
	Cinegram Media, Inc.
	Condensed Combined Income Statement

		Year Ended December 31, 2000

						Pro Forma
		Cinegram	New York			Year ended
		Media	Film Works	Adjustments		Dec 31, 2000

Total Sales		247,395	1,460,729			1,708,124

Total Cost of Goods Sold		230,708	937,878	A	38,240	1,206,826

		16,687	522,851		(38,240)	501,298

Total Selling & Marketing		378,505	126,845	B	83,333	588,683

Total Admin & General Expenses		924,865	342,713	A	3,357	1,270,935

		(1,286,683)	53,293		(124,930)	(1,358,320)

Interest & Financing Expense		440,557	(1,871)			438,686

		(1,727,240)	55,164		(124,930)	(1,797,006)

Average Shares outstanding		909,515	83,500,000		(78,393,086)	6,016,428

Earnings (Loss) per share		$ (1.90)	$ 0.00			$ (0.30)

Adjustments:
	A	Additional depreciation on market value of fixed assets
	B	Amortization of "Customer List" value over 3 years

#

	Cinegram Digital Media Group, Inc
	The PRO FORMA combination of New York Film Works, Inc. &
	Cinegram Media, Inc.
	Condensed Combined Income Statement

		Nine Months Ended September 30, 2001

						Pro Forma
		Cinegram	New York			9 months ended
		Media	Film Works	Adjustments		Jul 31, 2001

Total Sales		164,731	928,517		-	1,093,248

Total Cost of Goods Sold		188,702	685,802	A	28,680	903,184

		(23,971)	242,715		(28,680)	190,063

Total Selling & Marketing		228,900	107,105	B	62,500	398,504

Total Admin & General Expenses		619,894	235,450	A	2,518	857,862

Write Off Development Costs		50,079				50,079

		(922,845)	(99,839)		(93,698)	(1,066,303)

						-
Interest & Financing Expense		347,837	(4,858)			342,979

		(1,270,681)	(94,981)		(93,698)	(1,459,360)

Average Shares outstanding		1,778,843	87,250,000		(79,834,094)	9,194,749

Earnings (Loss) per share		$ (0.71)	$ (0.00)			$ (0.16)

Adjustments:
	A	Additional depreciation on market value of fixed assets
	B	Amortization of "Customer List" value over 3 years

#

	(The PRO FORMA combination of
	New York Film Works, Inc. &
	Cinegram Media, Inc.)
	Consolidated Balance Sheets

	As of September 30, 2001

	ADJUSTMENTS

A	Record for Pro Forma September 30, 2001 statements
	shares issued in October 2001 for services
	rendered by principal shareholder.
	Increase Share Capital		7,500
	Increase Additional Paid in Capital		11,250
	Increase Current Period Loss	18,750

B	Record increase in net Fixed Assets value to
	Fair Market Value.
	Increase NBV of assets	431,590
	Decrease Accumulated Deficit		431,590

C	Record provision for expenses to
	implement increase in asset value
	Increase Accumulated Deficit	25,000
	Increase Accrued Liabilities		25,000

D	Record value of Customer List as determined from
	analysis of repeat customers gross margin contribution
	Add new Asset - Customer List	250,000
	Decrease Accumulated Deficit		250,000

E	Restate par value of issued shares to reflect
	the 1 for 25 reverse split.
	Decrease Share Capital	87,360
	Increase Additional Paid in Capital		87,360

F	Record the agreed conversion of debt owing to
	Mr R F Wright to new Series A Preferred Shares
	Reduce Three Year Notes Payable	2,000,000
	Add new Share Capital Account -Preferred Shares		2,000,000

G	Restate Cinegram Share Capital Accounts
	to Paid in Capital
	Reduce Share Capital - Common	165,276
	Reduce Share Capital - Preferred Shares	16,761
	Increase Additional Paid in Capital		182,037

H&I	Record Value of New York Film Works "acquired"
	in reverse share exchange transaction and value of
	6,760,000 (post-reverse-split) issued to effect
	Share Exchange transaction
	(See separate note for valuation of individual assets
	and liabilities)
	Add new asset - Goodwill	22,260
	Increase Share Capital		6,760
	Increase Additional Paid in Capital		1,007,240
	Eliminate prior NYFW Additional Paid in Capital	3,362,808
	Eliminate prior NYFW Accumulated Defict		2,371,068

#

NEW YORK FILM WORKS/CINEGRAM MEDIA

NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.

The proforma combined per share amounts are based on combining the weighted average of New York Film Works common shares and the weighted average of Cinegram Media common shares for all periods presented. The weighted average for NYFW has been revised to reflect the 1 for 25 reverse split and the weighted average for Cinegram has been revised to the post reverse split, post share exchange quantity  based on Cinegram Media shareholders receiving 6,760,000 shares (or 3.207 NYFW shares for each current Cinegram share)

2.

There were no material transactions between New York Film Works and Cinegram Media during any of the periods presented.

3.

Total transactions costs to be incurred by New York Film Works and Cinegram Media in connection with the Share Exchange are estimated to be approximately $50,000.  These costs, related to legal, printing, accounting, financial advisory services and other related expense, will be charged against income upon consummation of the Share Exchange.

4.

The assets and liabilities of New York Film Works have been reviewed and current market value determined; total market value for all identifiable assets has been determined as $991,740. The valuation of each asset and liability category has been restated in the Pro Forma financial statements to reflect the current values.  Entries to reflect additional depreciation on the revised value of Fixed Assets and amortization of the Asset “Customer List” have been included in the Pro Forma Statements of Operations.

5.

For purposes of preparing the pro forma Balance Sheet, the value ascribed to the shares issued to the Cinegram Media stockholders has been determined from the average selling price of shares of the Company as reported by OTC Bulletin Board, adjusted to reflect the 1 for 25 reverse split.  The actual value to be ascribed to the shares issued to the Cinegram Media stockholders will be determined at the date of the closing of the Share Exchange agreement; any change in such valuation will affect only the “Additional Paid-In Capital” Account and the “Goodwill” Account. The Exchange Transaction has been accounted for under SFAS 141 and SFAS 142. Any resultant Goodwill will not be amortized against earnings; however the value of Goodwill will be reviewed to determine if any adjustment needs to be made as a result of impairment in value.

6.

Certain indebtedness owing to the principal shareholder of Cinegram Media has been reclassified to Preferred Stock pursuant to the terms of the Share Exchange agreement.

7.

Stock issued to a principal shareholder in October 2001 for consulting services rendered over the prior 12 months having a value of $18,750 has been reflected in the Pro Forma statements.

#

FORMS 10-K AND 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Copies of our annual report on Form 10-KSB for the year ended October 31, 2001, as filed with the Securities and Exchange Commission and any amendments thereto, are available to shareholders free of charge by writing to:

NEW YORK FILM WORKS, INC.

928 Broadway

New York,  NY  10010

Attn: Stephen Cohen, secretary

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the share exchange on New York Film Works's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.   Forward-looking statements are based on our current expectations and involve a number of uncertainties, including those described in the "Risks" section above, elsewhere in this document and in documents incorporated into this document by reference. Actual results could differ materially from what is expected.

#

#

STOCK PURCHASE AGREEMENT

Annex A

Exchange Agreement among,

New York Film Works, Inc.,

Cinegram Media, Inc., and the persons identified in Exhibit A

#

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”) dated this 10th day of October, 2001 by and among, New York Film Works, Inc., a New York corporation (“Filmworks”), Cinegram Media, Inc., a Delaware corporation ("Cinegram") and the persons identified in Exhibit A (collectively, the "Cinegram Stockholders").  The signatories may hereinafter also be referred to jointly as the "Parties".

RECITALS

Capitalized terms in this Agreement which are not proper nouns are defined in Section  14 -- Definitions.

The Cinegram Stockholders own in the aggregate 1,955,637 Class A shares and 152,250 Class B shares of the common stock of Cinegram, which shares constitute all of the issued and outstanding capital stock of Cinegram (the “Cinegram Shares”).

Prior to the Closing (as defined below), Filmworks intends to establish a newly organized corporation (the "Filmworks Subsidiary") to acquire the existing assets of Filmworks as provided below, to create and submit to its shareholders for approval, an incentive stock option plan authorizing the issuance of the stock options described herein, to effect a 1 for 25 reverse split to be effective immediately prior to the exchange contemplated by this Agreement, and to authorize the issuance of two million "blank check" preferred shares.

The Parties desire to effect the exchange of shares of common stock of Filmworks determined as set forth below, for the Cinegram Shares upon the terms and subject to the conditions set forth herein.

For federal income tax purposes, it is intended that the exchange shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the parties intend to adopt this Agreement as a "plan of reorganization" under Section 368(a) of the Code and the Treasury Regulations thereunder.

The Parties therefore agree as follows:

1.

Exchange of Shares. Upon the terms and subject to the conditions set forth in this Agreement:

(a)

Transfer of Cinegram Shares. The Cinegram Stockholders will convey, assign, transfer and deliver to Filmworks all of the Cinegram Shares held by them as set forth in Exhibit A.

(b)

Issuance of Filmworks Shares. In exchange for the Cinegram Shares, Filmworks shall issue and deliver to the Cinegram Shareholders:

(i)

 At the Effective Time (as defined below), an aggregate number of shares of common stock, par value $0.001 of Filmworks such that 65% of the outstanding common stock of Filmworks as of the Effective Time will be owned by the Cinegram Stockholders (the "Initial Shares"); such shares shall be allocated among the Cinegram Stockholders as stated in Exhibit A; and

(ii)

 At the conclusion of the Earn-Out Period Filmworks shall issue to the Cinegram Stockholders that portion of the Earn-Out Shares specified in Section 1(d); the total Earn-Out Shares shall be that number of shares such that when added to the Initial Shares will result in the Cinegram Stockholders owning 75% of the outstanding stock of Filmworks as of the Effective Time (the "Earn-Out Shares"); such shares shall be allocated among the Cinegram Stockholders as stated in Exhibit A. The shares to be issued at the Effective Time and the Earn-Out Shares actually issued as a result of the application of the formula in Section 1(d) are referred to in this Agreement as the "Purchase Price Shares."

(c)

Exchange of Certain Indebtedness for Preferred Stock. At the Effective Time Raymond F. Wright will exchange $2,000,000 in indebtedness owed to him by Cinegram for 100,000 shares of newly created Series A Convertible Redeemable Preferred Stock of Filmworks having the terms set forth in Exhibit 1(c).

(d)

Determination of Earn-Out Shares.  The number of Earn-Out Shares to be issued will be based upon the revenue and net income of Cinegram, determined in accordance with generally accepted accounting principles and without any allocation or charges for accounting, legal, overhead or other corporate expenses of Filmworks, for the two-year period ending December 31, 2003 (the "Earn-Out Period"). If the revenue of Cinegram for that period is at least $7,500,000 , and net income as so determined are at least $500,000, Filmworks shall issue Earn-Out Shares to the Cinegram Stockholders. The number of Earn-Out Shares to be so issued shall equal:

(i)

if the revenues are greater than $15,000,000, all of the Earn-Out Shares; or

(ii)

if the revenues do not exceed $15,000,000, that percentage of the Earn-Out Shares determined by dividing the actual revenues of the Company for the two years ending December 31, 2003 by $15,000,000.

(e)

Effect of Additional Financing. The parties understand that in connection with additional financing, including the financing which is a condition to closing, it may be necessary for Filmworks to issue warrants to purchase, or securities convertible into, common stock of Filmworks. In computing the 65% and 75%, common stock issued, or to be issued on exercise of those warrants or conversion of those convertible securities, shall be disregarded, so that the actual percentages may be lower than those indicated in Section 1(b).

(f)

Issuance of Options to Cinegram Option Holders. At the Effective Time Filmworks shall issue to each holder of outstanding stock options and/or warrants for shares of Cinegram options to purchase a number of shares of Filmworks determined by multiplying the number of shares of Cinegram subject to each such option by a fraction of which the numerator is the number of shares of Filmworks issued to the Cinegram Stockholders at the Effective Time and the denominator is the number of Cinegram Shares acquired by Filmworks at the Effective Time. The option exercise price shall be as detailed on Exhibit B, provided however that such option exercise price shall not be less than the closing bid price for the shares of Filmworks on the day immediately prior to the Closing. If Earn-Out Shares shall subsequently be issued to the Cinegram Stockholders, the number of shares subject to each such option shall automatically increase in the proportion that the Earn-out Shares so issued bears to the shares of Filmworks to be issued at Closing to the Cinegram Stockholders.

Based on Filmworks' 91,000,000 shares outstanding (which would become 3,640,000 shares after the reverse split), the formulas set forth in Sections 1(b)(i) and 1(f) would call for the Purchaser to issue issue 6,760,000 Initial Shares and, if all Earn-Out Shares are issued, 4,159,998 Earn-Out Shares, and to issue options to acquire 2,088,666 shares.

(g)

Issuance of Options to Certain Filmworks Officers and Directors. At the Effective Time Filmworks shall issue to each of the persons identified below options to purchase the indicated number of shares of Filmworks. The option exercise price shall be $0.48 per share.

Optionee	Number of shares
Gerald Cohen	200,000
Michael Cohen	100,000
Stephen Cohen	50,000

(h)

Effective Time. The Effective Time shall be the first day of the month following the Closing Date.

2.

Closing.  The closing of the transactions contemplated hereby (the “Closing”) shall be held at the offices of Raice Paykin & Krieg LLP, located at 185 Madison Avenue, New York, New York, at 10:00 a.m., local time, on or before October___, 2001 or within five (5) days after the conditions contained in Sections 8, 9 and 10 have been satisfied or waived, or at such other place and time as may be agreed upon by the Parties, but in no event later than ninety (90) days from the execution of this Agreement unless further extended by agreement of the parties.  The time and date of the Closing is referred to herein as the “Closing Date.”

At the Closing,

(a)

Transfer of Assets to Filmworks Subsidiary. Filmworks will transfer all of its assets as they exist prior to the Closing to the Filmworks Subsidiary in exchange for an assumption by the Filmworks Subsidiary of all of Filmworks' liabilities.

(b)

Appointment of Filmworks Directors and Officers.

(i)

The following persons shall become the Board of Directors of Filmworks.

Raymond F. Wright

Gerald Cohen

James B. Witker II

Two additional independent directors to be selected by the parties prior to Closing

(ii)

The following persons shall become the officers of Filmworks.

Gerald Cohen	Non-executive Chairman
Raymond F. Wright	President and Chief Executive Officer
Michael Cohen	Vice President & Secretary/Treasurer
Harold Denstman	Vice President

(c)

Appointment of Filmworks Subsidiary Directors and Officers.

(i)

The following persons shall become the Board of Directors of the Filmworks Subsidiary.

Michael Cohen

Steven Cohen

Raymond F. Wright

(ii)

The following persons shall become the officers of the Filmworks subsidiary.

Michael Cohen	President and CEO
Steven Cohen	Secretary and Treasurer

(d)

Appointment of Cinegram Directors and Officers.

(i)

The following persons shall become the Board of Directors of Cinegram.

Gerald Cohen

Raymond F. Wright

Harold Denstman

James B. Witker II

(ii)

The following persons shall become the officers of Cinegram.

Raymond F. Wright	Chairman, CEO and Treasurer
Harold Denstman	President and Chief Development Officer
Hollis E. Wright	Secretary

(e)

Delivery of Certificates for Earn-Out shares.  Filmworks will deliver to the firm of Raice Paykin & Krieg LLP pending the Company's financial results for 2002 and 2003, and for delivery in accordance with an Escrow Agreement in the form of Exhibit 2(e), certificates made out in the names of the Cinegram Stockholders, but with the numbers of shares evidenced by the certificates blank.

(f)

Delivery of Other Instruments. The Parties shall deliver such, certificates, opinions and other documents as are specified in Sections  8 -- Conditions Precedent to Performance of Filmworks and the Cinegram Stockholders, 9 -- Conditions Precedent to the Performance of Filmworks and 10 -- Conditions Precedent to Performance of the Cinegram Stockholders.

(g)

Transfer Taxes.  Each party shall be responsible for its own transfer and similar taxes assessed or payable in connection with the sale and transfer of the Cinegram Shares or Purchase Price Shares, as the case may be, and the transactions contemplated hereby.

3.

Representations and Warranties of Filmworks. Filmworks represents and warrants to Cinegram and the Cinegram Stockholders as follows:

(a)

Organization.  Filmworks is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.  Filmworks is duly qualified to do business and in good standing as a foreign corporation in the jurisdictions  in which the property owned, leased or operated by Filmworks or the nature of the business conducted by it makes such qualification necessary.  True, accurate and complete copies of its Certificate of Incorporation and By-Laws are attached as exhibits to the SEC Reports (as defined below).  Filmworks is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws.

(b)

Authority.  Filmworks has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Filmworks and except for the shareholder approval contemplated by Section 7(a) -- Shareholder Meeting, no other corporate proceedings on the part of Filmworks are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by Filmworks and constitutes the legal, valid and binding obligation of Filmworks, enforceable against it in accordance with its terms.

(c)

Capitalization.

(i)

After giving effect to the reverse split referred to in Section 7(a) -- Shareholder Meeting,  Filmworks will have authorized capital stock of 50,000,000 shares of common stock, par value $0.001 per share, of which 3,640,000 shares will be issued and outstanding, and 2,000,000 shares of "blank check" preferred stock, of which none will be issued and outstanding, but 150,000 shares of which will have been designated as Series A Convertible Preferred Stock.  All issued and outstanding shares of capital stock of Filmworks have been duly authorized, validly issued, fully paid, are nonassessable and free of preemptive rights. There are no convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating Filmworks to issue, transfer or sell any of its securities.  None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.  All of such shares have been issued in compliance with all applicable Federal and State Securities laws.

(ii)

The issuance, sale and delivery of the Purchase Price Shares has been duly authorized by all required corporate action on the part of Filmworks. The Purchase Price Shares when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all Liens.

(d)

No Conflict; Required Filings and Consents.

(i)

The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree, (ii) violate or conflict with the Certificate of Incorporation or By-Laws of Filmworks, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which Filmworks is bound or affected, except for conflicts, violations, breaches or defaults which, in the aggregate, would not have a material adverse effect on the business, operations, Assets, Liabilities, condition (financial or otherwise), results of operations or prospects of Filmworks.

(ii)

Except for the filing of Forms 8-K and the Information Statement contemplated by this Agreement, the execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign.

(e)

SEC Reports.  The common stock of Filmworks is registered under Section 12(g) of the Exchange Act, and is quoted on the OTC Bulletin Board, and Filmworks is currently subject to the periodic reporting requirements of Section 13 or Section 15(d) of the Exchange Act. Filmworks has filed all reports required to be filed by it pursuant to the Exchange Act and the regulations promulgated thereunder through the date hereof. Filmworks has previously delivered to Cinegram a true and complete copy of its Annual Report on Form 10-K for the fiscal year ended October 31, 2000 and with each report subsequently filed by Filmworks with the Securities and Exchange Commission. The documents filed with the SEC prior to the date of this Agreement are referred to in this Agreement as the “SEC Documents.”   As of the filing date, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and the SEC Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.  The financial statements of Filmworks, including the notes thereto, included in the SEC Documents (the “Filmworks Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with  respect thereto, have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Filmworks at the dates thereof and of its operations and cash flows for the periods then ended.  There has been no change in Filmworks’ accounting policies or estimates except as described in the notes to the Filmworks Financial Statements.  Filmworks has no material obligations other than (i) those set forth in the Filmworks Financial Statements and (ii) those not required to be set forth in the Filmworks Financial Statements under GAAP.

(f)

Real and Personal Property.

(i)

Except as set forth in Exhibit 3(f) -- Filmworks Real and Personal Property, Filmworks does not own any real property and does not lease any property which is material to the operation of the business, would result in any material liability if the lease were terminated prior to the expiration of the term thereof or would interfere with the business of Filmworks if it was required to vacate such premises.

(ii)

Filmworks has good and marketable title to, or valid leasehold or license interests in, all other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on its books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, other than  Liens for taxes not yet due and payable.  All of the Assets owned or leased by Filmworks are in good condition and repair, ordinary wear and tear excepted, and well maintained.   There are no material capital expenditures currently contemplated or necessary to maintain the current business of Filmworks.

(g)

No Undisclosed Liabilities.  Except as set forth in the Filmworks Financial Statements, Filmworks has no direct or indirect Liabilities, whether due or to become due, arising out of transactions entered into prior to the date hereof, or arising out of any state of facts existing on the date hereof.

(h)

Absence of Certain Changes.   Since the date of the most recent SEC Document referred to in Section 3(e) -- SEC Reports, (i) there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of Filmworks and (ii) nothing has occurred relative to the business or prospects of Filmworks which would have a material adverse effect on the future business of Filmworks.

(i)

Tax Matters.  Filmworks has filed (or received an appropriate extension of time to file) all tax returns required to be filed by it, has paid all taxes due whether identified on the tax returns or otherwise, and has made appropriate provision for any taxes not yet due, and all such tax returns were, are and will be true, correct and complete.  No Assets of Filmworks, and no Assets used in the business of Filmworks, are subject to any Liens for taxes.

(j)

Entire Business.  No portion of the business of Filmworks is conducted by any of its Affiliates or any third party and all of the Assets necessary for the conduct of the business of Filmworks as presently conducted are owned by Filmworks.   All such Assets are exclusively owned or leased and used by Filmworks and not by any of its Affiliates or any other third party.  Schedule 3(j) sets forth all agreements, commitments or arrangements between Filmworks, on the one hand, and any of its Affiliates, on the other hand, and all agreements, commitments or arrangements by and among such Affiliates relating to Filmworks.

(k)

Litigation.  No investigation or review by any governmental entity or regulatory body, foreign or domestic, with respect to Filmworks is pending or, to the knowledge of Filmworks, threatened against Filmworks, and no governmental entity or regulatory body has advised Filmworks of an intention to conduct any such investigation or review.  There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of Filmworks, threatened against or affecting Filmworks at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by Filmworks pursuant to this Agreement.  As of the date hereof, Filmworks is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to Filmworks.

(l)

Employee Benefit Plans.  Except as set forth in Schedule 3(l) Filmworks neither maintains nor contributes to, or is required to maintain or contribute to any Employee Benefit Plan as defined in Section 14(j).  Filmworks does not contribute to and has never contributed to and never has been required to contribute to, any multiemployer plan and Filmworks does not have any Liability (including withdrawal Liability) under any multiemployer plan.  Filmworks does not maintain, has never maintained, does not contribute, has never contributed and has never been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Section 4980B).

(m)

Contracts.  Filmworks has previously provided Cinegram access to true, correct and complete copies of all Contracts to which Filmworks is a party.  All such Contracts have been duly authorized and delivered, are in full force and effect and constitute the valid and binding obligations of the respective parties thereto enforceable in accordance with their respective terms.  As to such Contracts, (i) there are no existing breaches or defaults by Filmworks thereunder or, to the knowledge of Filmworks, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by Filmworks thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than Filmworks, it shall be limited to the knowledge of Filmworks; (iii) none of them will result in any loss to Filmworks upon completion or performance thereof; and (iv) none of the parties to Contracts has expressed an indication to Filmworks of its intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts. All such contracts calling for annual expenditures of $10,000 or more are identified in Schedule 3(m).

(n)

Intellectual property.

(i)

Agreements. Schedule 3(n) -- Filmworks Intellectual Property Assets contains a complete and accurate list and summary description, including any royalties paid or received by Filmworks, of all contracts relating to the Intellectual Property Assets to which Filmworks is a party or by which Filmworks is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Filmworks is the licensee. There are no outstanding and, to Filmworks's knowledge, no threatened, disputes or disagreements with respect to any such agreement.

(ii)

Ownership of Intellectual Property Assets. Filmworks is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and is not required to make payments to any third party for the use of the Intellectual Property Assets.

(iii)

Arrangements with Employees. Except as set forth in Schedule 3(n) -- Filmworks Intellectual Property Assets all former and current employees of Filmworks have executed written contracts with Filmworks that assign to Filmworks all rights to any inventions, improvements, discoveries, or information relating to the business of Filmworks. No employee of Filmworks has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Filmworks.

(iv)

  Patents.

(A)

Filmworks does not own any Patents.

(B)

None of the products manufactured and sold, nor any process or know-how used, by Filmworks infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(v)

Trademarks.

(A)

Schedule 3(n) -- Filmworks Intellectual Property Assets  contains a complete and accurate list and summary description of all Marks registered with the United States Patent and Trademark Office. Filmworks is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

(B)

All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing.

(C)

No Mark has been or is now involved in any opposition, invalidation, or cancellation and, no such action is known by Filmworks to be threatened with respect to any of the Marks.

(D)

Filmworks does not know of any potentially interfering trademark or trademark application of any third party.

(E)

No Mark is infringed or, to Filmworks's knowledge, has been challenged or threatened in any way. None of the Marks used by Filmworks infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(F)

All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

(vi)

  Copyrights.

(A)

Filmworks does not hold any copyright registrations. Filmworks is the owner of all right, title, and interest in and to each of the Copyrights held by it, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

(B)

No Copyright is infringed or, to Filmworks's knowledge, has been challenged or threatened in any way. None of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

(vii)

  Trade Secrets.  Filmworks has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its trade secrets. Filmworks has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The trade secrets are not part of the public knowledge or literature, and have not to Filmworks's knowledge been used, divulged, or appropriated either for the benefit of any Person (other than Filmworks) or to Filmworks's detriment. No trade secret is subject to any adverse claim or has been challenged or threatened in any way.

(o)

Licenses, Permits and Consents; Compliance with Applicable Law.

(i)

Filmworks has all licenses and permits which individually or in the aggregate are material to the conduct of the business of Filmworks or any of its employees by reason of such employee's activities on behalf of Filmworks under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of Filmworks, and all of such licenses and permits are in full force and effect as of the date hereof and will remain in full force and effect following the consummation of the transactions contemplated hereby.  Filmworks has not received notice and, to the knowledge of Filmworks, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

(ii)

Filmworks is not in violation or breach of any, and the business and operations of Filmworks comply in all material respects and are being conducted in accordance with, all governing laws, regulations and ordinances applicable thereto and Filmworks is not in violation of or in default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

(p)

Environmental, Health and Safety Matters.  Filmworks and its predecessors have at all times complied with, and Filmworks is presently in compliance with, all environmental, health, and safety requirements required by applicable law.

(q)

Absence of Certain Business Practices.  Neither Filmworks nor its directors, officers, employees or agents nor any other Person acting on its or their behalf has, directly or indirectly, within the past five (5) years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the business of Filmworks or assist Filmworks in connection with any actual or proposed transaction which (i) might subject Filmworks to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) might have had a material adverse effect on Filmworks if not given in the past or (iii) might materially adversely affect the condition (financial or otherwise), business, Assets, Liabilities, operations or prospects of Filmworks or which might subject Filmworks to suit or penalty in any private or governmental litigation or proceeding if not continued in the future.

(r)

Employee Compensation.

(i)

Schedule 3(r) -- Filmworks Employee Compensation contains a true and complete list of all Persons employed by Filmworks and all agents and consultants engaged by Filmworks as of the date hereof, together with the current aggregate base salary rate, commission rate or fee schedule for each such Person.  Filmworks has not, because of past practices or previous commitments with respect to its employees, consultants or agents, established any rights on the part of such employees, consultants or agents to receive additional compensation with respect to any period after the Closing Date, except as and to the extent set forth in Schedule 3(r) -- Filmworks Employee Compensation.  Filmworks does not have any knowledge that any such employee, consultant or agent has ceased, or intends to cease, to continue to be employed by or otherwise provide services to Filmworks, either as a result of the transactions contemplated hereby or otherwise.

(ii)

Filmworks is not a party to any employment, severance, termination, consulting, bonus, profit sharing, percentage compensation, deferred compensation, stock purchase or stock option plans or other compensation plans, agreements, commitments or arrangements with any present or former directors, officers, employees, consultants or agents thereof or any of their Affiliates.

(s)

Finder's Fee.  There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of Filmworks or its Affiliates who might be entitled to any fee or commission from Cinegram, from Filmworks or from any of the Cinegram Stockholders upon the consummation of the transactions contemplated hereby or thereafter.

(t)

Information Statement.  The Information Statement (except as to information relating solely to Cinegram and the Cinegram Stockholders) will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date it (or any such amendment or supplement) is mailed to the stockholders of Filmworks and at the time of the Filmworks Shareholder Meeting, will comply in all material respects with the requirements of the Exchange Act and the Regulations promulgated thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(u)

Accuracy of Representations.  The representations and warranties made by Filmworks in this Agreement, and in any certificate or schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading.  There is no fact or condition which could have a material adverse effect on Filmworks which has not been set forth in this Agreement or described in the Schedules hereto.

4.

Representations and Warranties of the Cinegram Stockholders. Each of the Cinegram Stockholders, severally and not jointly, represents and warrants to Filmworks as follows:

(a)

Ownership of Shares. Such Stockholder is the record and beneficial owner of the number of Cinegram Shares indicated in Exhibit A, free and clear of any Lien.

(b)

Authority to Transfer. Such Stockholder has full right and authority to transfer the Cinegram Shares pursuant to the terms of this Agreement.

(c)

Securities Law Acknowledgments.  Such Stockholder is aware that the Purchase Price Shares are being and will be issued to the Cinegram Stockholders in reliance on specific exemptions from the registration requirements of federal and state securities laws.  Such Stockholder and any transferee of such Stockholder will not sell or otherwise transfer the Purchase Price Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that such Stockholder or any such transferee must bear the economic risk of holding the Purchase Price Shares for an indefinite period of time because, among other reasons, the Purchase Price Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for Filmworks.  Each Cinegram Stockholder is acquiring the Purchase Price Shares for the account of such Cinegram Stockholder for investment and not with a view to resale or distribution except in compliance with the Securities Act.

(d)

Information Statement.  None of the information supplied or to be supplied by or on behalf of the Cinegram Stockholders specifically for inclusion in the Information Statement will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date it (or any such amendment or supplement) is mailed to the stockholders of Filmworks and at the time of the Filmworks Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(e)

Accuracy of Representations.  The representations and warranties made by such Cinegram Stockholder in this Agreement, and in any certificate or schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading.

5.

Representations and Warranties of Cinegram. Cinegram represents and warrants to Filmworks as follows.

(a)

Organization and Authority.  Cinegram is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.  It has one subsidiary, History Treasures.com, Inc., a Delaware corporation which is wholly owned by Cinegram. It is also a 50% shareholder in CineLinx.com, Inc. a joint venture corporation. Cinegram, History Treasure.com, Inc. and CineLinx.com, Inc. are each duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary.  Cinegram has heretofore delivered to Filmworks true, accurate and complete copies of its Certificate of Incorporation and Bylaws.

(b)

Capitalization.  Cinegram has authorized capital stock of 1,750,000 Class A common shares and 750,000 Class B, non-voting shares, of which only the Cinegram Shares are issued and outstanding as of the date hereof.  The Cinegram Shares have been duly authorized, validly issued, fully paid, are nonassessable and free of preemptive rights.  Except as set forth on Exhibit B, there are no convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating Cinegram to issue, transfer or sell any of its securities.  None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

(c)

No Conflict; Required Filings and Consents.

(i)

The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree applicable to Cinegram, (ii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which Cinegram is a party or is bound or affected, which conflict, violation, breach, default or right of termination or cancellation would have a material adverse effect on the business, operations, Assets, Liabilities, condition (financial or otherwise), results of operations or prospects of Cinegram or impair the Cinegram Stockholders' ability to consummate the transactions contemplated hereby.

(ii)

The execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign except as otherwise set forth herein.

(d)

Financial Statements. Cinegram has delivered to Filmworks:

(i)

a balance sheet of Cinegram as at December 31, 2000 (including the notes thereto, the "Cinegram Balance Sheet"), and the related statements of income, changes in stockholders' equity, and cash flow for the fiscal year then ended, together with the report thereon of Sobel & Co., independent certified public accountants, and

(ii)

an unaudited consolidated balance sheet of Cinegram as at June 30, 2001 and the related unaudited consolidated statements of income, changes in stockholders' equity, and cash flow for the six months then ended, including in each case the notes thereto (the "Cinegram Interim Financial Statements").

Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of Cinegram as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, subject, in the case of interim financial statements, to normal recurring year-end adjustments and the absence of notes; the financial statements referred to in this Section 5(d) -- Financial Statements reflect the consistent application of such accounting principles throughout the periods involved.

(e)

Real and Personal Property.

(i)

Except as set forth in Schedule  5(e) -- Cinegram Real and Personal Property, Cinegram does not own any real property and does not lease any property which is material to the operation of the business, would result in any material liability if the lease were terminated prior to the expiration of the term thereof or would interfere with the business of Cinegram if it was required to vacate such premises.

(ii)

Cinegram has good and marketable title to, or valid leasehold or license interests in, all other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on its books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, other than Liens listed in Schedule 5(e) -- Cinegram Real and Personal Property and Liens for taxes not yet due and payable.  All of the Assets owned or leased by Cinegram are in all material respects in good condition and repair, ordinary wear and tear excepted, and well maintained.  Except as set forth on Schedule 5(e) -- Cinegram Real and Personal Property, there are no material capital expenditures currently contemplated or necessary to maintain the current business of Cinegram.

(f)

No Undisclosed Liabilities.  Except as set forth in the financial statements referred to in Section 5(d) -- Financial Statements, Cinegram has no direct or indirect Liabilities, whether due or to become due, arising out of transactions entered into prior to the date hereof, or arising out of any state of facts existing on the date hereof.

(g)

Absence of Certain Changes.   Since the date of the the Cinegram Interim Balance Sheet, there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of Cinegram and (ii) nothing has occurred relative to the business or prospects of Cinegram which would have a material adverse effect on the future business of Cinegram.

(h)

Tax Matters.  Cinegram has filed (or received an appropriate extension of time to file) all tax returns required to be filed by it, has paid all taxes due whether identified on the tax returns or otherwise, and has made appropriate provision for any taxes not yet due, and all such tax returns were, are and will be true, correct and complete.  No Assets of Cinegram, and no Assets used in the business of Cinegram, are subject to any Liens for taxes.

(i)

Entire Business.  Except as set forth in Schedule 5(i), no portion of the business of Cinegram is conducted by any of its Affiliates or any third party and all of the Assets necessary for the conduct of the business of Cinegram as presently conducted are owned or leased by Cinegram.  All such Assets are exclusively owned or leased and used by Cinegram and not by any of its Affiliates or any other third party.

(j)

Litigation.  Except as set forth on Schedule  5(j), no investigation or review by any governmental entity or regulatory body, foreign or domestic, with respect to Cinegram is pending or, to the knowledge of the Cinegram Stockholders, threatened against Cinegram, and no governmental entity or regulatory body has advised Cinegram of an intention to conduct any such investigation or review.  There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of Cinegram, threatened against or affecting Cinegram at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by Cinegram pursuant to this Agreement.  As of the date hereof, Cinegram is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to Cinegram.

(k)

Employee Benefit Plans.  Except as set forth on Schedule 5(k), Cinegram neither maintains nor contributes to, or is required to maintain or contribute to any Employee Benefit Plan.  Cinegram does not contribute to and has never contributed to and never has been required to contribute to, any multiemployer plan and Cinegram does not have any Liability (including withdrawal Liability) under any multiemployer plan.  Cinegram does not maintain, has never maintained, does not contribute, has never contributed and has never been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Section 4980B).

(l)

Contracts.  Cinegram has previously provided to Filmworks access to true, correct and complete copies of all Contracts to which Cinegram is a party.  All such Contracts have been duly authorized and delivered, are in full force and effect and constitute the valid and binding obligations of the respective parties thereto enforceable in accordance with their respective terms.  As to such Contracts, (i) there are no existing breaches or defaults by Cinegram thereunder or, to the knowledge of Cinegram, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by Cinegram thereunder or give cause for termination thereof; (iii) none of them will result in any loss to Cinegram upon completion or performance thereof; and (iv) none of the parties to Contracts have expressed an indication to Cinegram of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts. All such contracts calling for annual expenditures of $10,000 or more are identified in Schedule 5(l).

(m)

Intellectual property.

(i)

Agreements. Schedule 5(m) -- Cinegram Intellectual Property Assets contains a complete and accurate list and summary description, including any royalties paid or received by Cinegram, of all contracts relating to the Intellectual Property Assets to which Cinegram is a party or by which Cinegram is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Cinegram is the licensee. There are no outstanding and, to Cinegram's knowledge, no threatened, disputes or disagreements with respect to any such agreement.

(ii)

Ownership of Intellectual Property Assets. Cinegram is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and is not required to make payments to any third party for the use of the Intellectual Property Assets.

(iii)

Arrangements with Employees. All former and current employees of Cinegram have executed written contracts with Cinegram that assign to Cinegram all rights to any inventions, improvements, discoveries, or information relating to the business of Cinegram. No employee of Cinegram has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Cinegram.

(iv)

Patents.

(A)

Cinegram does not own any Patents.

(B)

None of the products manufactured and sold, nor any process or know-how used, by Cinegram infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(v)

Trademarks.

(A)

Schedule 5(m) -- Cinegram Intellectual Property Assets contains a complete and accurate list and summary description of all Marks registered with the United States Patent and Trademark Office. Cinegram is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

(B)

All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing.

(C)

No Mark has been or is now involved in any opposition, invalidation, or cancellation and, no such action is known by Cinegram to be threatened with respect to any of the Marks.

(D)

Cinegram does not know of any potentially interfering trademark or trademark application of any third party.

(E)

No Mark is infringed or, to Cinegram's knowledge, has been challenged or threatened in any way. None of the Marks used by Cinegram infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(F)

All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

(vi)

Copyrights.

(A)

Schedule 5(m) -- Cinegram Intellectual Property Assets contains a complete and accurate list and summary description of all copyright registrations held by Cinegram. Except as set forth in Schedule 5(m), Cinegram is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

(B)

All the Copyrights which have been registered are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of Closing.

(C)

No Copyright is infringed or, to Cinegram's knowledge, has been challenged or threatened in any way. None of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

(vii)

  Trade Secrets.  Cinegram has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its trade secrets. Cinegram has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The trade secrets are not part of the public knowledge or literature, and have not to Cinegram's knowledge been used, divulged, or appropriated either for the benefit of any Person (other than Cinegram) or to Cinegram's detriment. No trade secret is subject to any adverse claim or has been challenged or threatened in any way.

(n)

Licenses, Permits and Consents; Compliance with Applicable Law.

(i)

Cinegram has all licenses and permits which individually or in the aggregate are material to the conduct of the business of Cinegram or any of its employees by reason of such employee's activities on behalf of Cinegram under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of Cinegram, and all of such licenses and permits are in full force and effect as of the date hereof and will remain in full force and effect following the consummation of the transactions contemplated hereby.  Cinegram has not received notice and, to the knowledge of Cinegram, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

(ii)

Cinegram is not in violation or breach of any, and the business and operations of Cinegram comply in all material respects and are being conducted in accordance with, all governing laws, regulations and ordinances applicable thereto and Cinegram is not in violation of or in default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

(o)

Environmental, Health and Safety Matters.  Cinegram and its predecessors have at all times complied with, and Cinegram is presently in compliance with, all environmental, health, and safety requirements required by applicable law.

(p)

Absence of Certain Business Practices.  Neither Cinegram nor its directors, officers, employees or agents nor any other Person acting on its or their behalf has, directly or indirectly, within the past five (5) years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the business of Cinegram or assist Cinegram in connection with any actual or proposed transaction which (i) might subject Cinegram to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) might have had a material adverse effect on Cinegram if not given in the past or (iii) might materially adversely affect the condition (financial or otherwise), business, Assets, Liabilities, operations or prospects of Cinegram or which might subject Cinegram to suit or penalty in any private or governmental litigation or proceeding if not continued in the future.

(q)

Employee Compensation.  Except as set forth in Schedule 5(q), Cinegram is not a party to any employment, severance, termination, consulting, bonus, profit sharing, percentage compensation, deferred compensation, stock purchase or stock option plans or other compensation plans, agreements, commitments or arrangements with any present or former directors, officers, employees, consultants or agents thereof or any of their Affiliates.

(r)

Finder's Fee.  There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of Cinegram who might be entitled to any fee or commission from Filmworks or any of its Affiliates upon the consummation of the transactions contemplated by this Agreement.

(s)

Information Statement.  None of the information supplied or to be supplied by or on behalf of Cinegram specifically for inclusion in the Information Statement will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date it (or any such amendment or supplement) is mailed to the stockholders of Filmworks and at the time of the Filmworks Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(t)

Accuracy of Representations.  The representations and warranties made by Cinegram in this Agreement, and in any certificate or schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading.  There is no fact or condition which could have a material adverse effect on Cinegram which has not been set forth in this Agreement or described in the Schedules hereto.

6.

Covenants.

(a)

Consents.  Each of Filmworks and Cinegram shall use its best efforts to obtain, at its expense, all consents, approvals and waivers of third Persons or governmental entities or regulatory bodies required to consummate the transactions contemplated hereby.

(b)

Public Announcements.  Each of Filmworks and Cinegram will consult with one another before issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby and shall not, except as may be required by law or any listing agreements with any national securities exchange, issue any such press release or make any such public statement without the approval of one another.

(c)

Confidentiality. Between the date of this Agreement and the Closing Date, each of the Parties will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of the Parties to maintain in confidence, and not use to the detriment of another Party any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated hereby, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby, or (c) the furnishing or use of such information is required by legal proceedings. If the transactions contemplated hereby are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

(d)

Expenses.  Except as otherwise provided herein, whether or not the transactions contemplated hereby are consummated, all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be the obligation of the party incurring such expenses.

(e)

Conduct of Business.  From the date hereof until the Closing Date, each of Filmworks and Cinegram shall:

(i)

Use its best efforts to maintain and preserve its business organization intact, retain its present employees so that they will be available after the Closing Date.

(ii)

Other than as contemplated by this Agreement, not change its articles of incorporation or bylaws.

(iii)

Other than as contemplated by this Agreement, not make any change in its authorized or issued capital stock, preferred stock or issue, encumber, purchase or otherwise acquire any of its capital stock or preferred stock other than as provided for in this Agreement.

(f)

Shareholders' Meeting.  Each of Filmworks and Cinegram, to the extent required by law, will submit this Agreement to its shareholders with a favorable recommendation by its Board of Directors and will use its best efforts to obtain the requisite shareholder approval.

(g)

No Solicitation.  From the date hereof to the Closing Date, each of the Parties will not, and each will direct and otherwise use its best efforts to cause its officers, directors, financial advisors, counsel and other agents, not to, (i) directly or indirectly solicit, encourage or facilitate (including by way of furnishing any non-public information concerning the Parties) the submission of proposals or offers from any person thereof relating to any acquisition or purchase of all or a material part of the stock or assets of, or any merger, consolidation or business combination with, Filmworks or Cinegram (an "Acquisition Proposal"), or (ii) participate in any discussions or negotiations regarding, or furnish any non-public information to any person other than to Filmworks or Cinegram and their representatives in connection with, any Acquisition Proposal by any person.  Each of the Parties shall immediately cease and cause to be terminated any existing discussions or negotiations with any Parties conducted heretofore with respect to the foregoing.

(h)

Access to Information.

(i)

Between the date of this Agreement and the Closing Date each of Filmworks and Cinegram shall give the other, their respective officers, directors, financial advisors, counsel and other agents access to its officers and to all of its books and records, permit them to make such inspections as they may require and shall cause its officers, directors and employees to furnish them with such financial and operating data and other information with respect to their business and properties as they from time to time reasonably request, and as may be necessary to establish the performance of the covenants under this Agreement and the accuracy of its representations and warranties herein, and in connection with its preparation of any filing or submission to any governmental entity or regulatory body.

(ii)

Each of the Parties shall hold, and shall use their best efforts to cause their respective officers, directors, financial advisors, counsel and other agents to hold, in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of their counsel, by other requirements of law, all documents and information concerning Filmworks or Cinegram, as the case may be, furnished to the other in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of the disclosing party or any of its respective affiliates; or (ii) later lawfully acquired without the breach of any other agreement).

(i)

Best Efforts.  Subject to the terms and conditions herein provided, each of the Parties shall to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, including to make all required submissions or filings with governmental entities and regulatory bodies, to consummate and make effective the transactions contemplated by this Agreement.  If at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action.  Filmworks, Cinegram and the Cinegram Stockholders will execute any additional instruments necessary to consummate the transactions contemplate hereby.

(j)

Information for Information Statement. Each Party will furnish to the other Party all information concerning itself and its Affiliates as the other Party or its counsel may reasonably request and that is required or customary for inclusion in the Information Statement.

7.

Additional Covenant of Filmworks.

(a)

Shareholder Meeting. As promptly as practicable after execution of this Agreement, Filmworks shall call a special meeting of its shareholders in which the only items on the agenda shall be approval of this Agreement (including amendments to its Certificate of Incorporation to effect the reverse split contemplated herein), adoption of an incentive stock option plan providing for the issuance of incentive stock options to Filmworks' employees, including the options referred to in Section 1(f) and authorization of a class of "blank check" preferred stock.

(b)

Information Statement. Filmworks will prepare and file with the SEC under the Exchange Act, as soon as reasonably practicable after the date hereof, an information statement in connection with the Filmworks Shareholder Meeting (the "Information Statement"). Filmworks shall allow Cinegram the opportunity to review and comment on the Information Statement prior to filing with the SEC.

(c)

Additional SEC Filings. Filmworks will timely file all reports and other documents required to be filed with the SEC by it after the date of this Agreement, and will furnish to Cinegram and the Cinegram Stockholders, promptly after filing, true and complete copies of such documents. All such documents shall comply in all material respects with the requirements of the Exchange Act, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

8.

Conditions Precedent to the Performance of Filmworks and the Cinegram Stockholders. The obligations of each of Filmworks and the Cinegram Stockholders under this Agreement are subject to the condition which may be waived in whole or in part by either or both of them at its election that Cinegram shall have received not less than $250,000 in additional financing prior to the Closing Date.

9.

Conditions Precedent to the Performance of Filmworks. The obligations of Filmworks under this Agreement are subject to the following conditions which may be waived in whole or in part by Filmworks at its election:

(a)

Bring Down of Representations and Warranties.  The representations and warranties of Cinegram and each of the Cinegram Stockholders in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and Cinegram and the Cinegram Stockholders shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

(b)

Consents.  Cinegram shall have obtained all approvals, authorizations and consents required to consummate the transactions contemplated hereby upon terms and subject to conditions satisfactory to Filmworks in its sole discretion and they shall be in full force and effect.  Filmworks shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

(c)

Opinion of Counsel.  Cinegram and the Cinegram Stockholders shall have delivered to Filmworks the opinion of Raice Paykin & Krieg LLP counsel to Cinegram and the Cinegram Stockholders, dated as of the Closing Date, in the form of Schedule 9(c).

10.

Conditions Precedent to the Performance of the Cinegram Stockholders. The obligations of the Cinegram Stockholders under this Agreement are subject to the following conditions which may be waived in whole or in part by the Cinegram Stockholders at their election:

(a)

Bring Down of Representations and Warranties.  The representations and warranties of Filmworks contained in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on and as at the Closing Date with the same force and effect as if made on and as of the Closing Date, and Filmworks shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

(b)

Consents.  Filmworks shall have obtained all approvals, authorizations and consents required to consummate the transactions contemplated hereby upon terms and subject to conditions satisfactory to in the Cinegram Stockholders in their sole discretion and those approvals, authorizations and consents shall be in full force and effect.  The Cinegram Stockholders shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

(c)

Opinions of Counsel.  Filmworks shall have delivered to Cinegram and the Cinegram Stockholders the opinion of Kramer, Levin, Neftalis & Frankel LLP, counsel to Filmworks, dated as of the Closing Date, in the form of Schedule 2(c).

11.

Nature and Survival of Representations, Warranties and Covenants. All statements contained herein or in any certificate, schedule or other document delivered pursuant hereto shall be deemed representations and warranties by the party delivering the same.  All representations and warranties and covenants shall survive the Closing Date.  All representations and warranties contained in this Agreement and in the disclosure schedules or in any certificates or other documents delivered pursuant hereto shall not be deemed to be waived or otherwise affected by any prior knowledge of, or any investigation made by or on behalf of, any party hereto.  All covenants and agreements shall survive the consummation of the transactions contemplated hereby.

12.

Indemnification.

(a)

Indemnification by Filmworks. Filmworks shall indemnify and hold harmless Cinegram and the Cinegram Stockholders from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys’ fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation or breach of any of the warranties, covenants or agreements made by Filmworks in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto relating to Filmworks.

(b)

Indemnification by the Cinegram Stockholders. The Cinegram Stockholders, severally and not jointly, shall indemnify and hold harmless Filmworks from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys’ fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation or breach of any of the warranties, covenants or agreements made by the Cinegram Stockholders in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto relating to Cinegram or the Cinegram Stockholders.  Notwithstanding the foregoing, unless such misrepresentation is knowingly made or such breach is willful, the indemnity provided in this Article shall be limited to the extent of the fair market value of the Purchase Price Shares issued to such Stockholder, and may be satisfied at the option of such Stockholder by surrendering to Filmworks (in proportion to the number of Purchase Price Shares held by each of them immediately after the Closing) a number of Filmworks shares of the fair market value equal to the amount of the Loss.

(c)

Indemnification by Cinegram. Cinegram shall indemnify and hold harmless Filmworks from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys’ fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation or breach of any of the warranties, covenants or agreements made by Cinegram in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto relating to Cinegram.

(d)

Procedure for indemnification—third party claims.

(i)

Promptly after receipt by an indemnified party under Section 12(a) -- Indemnification by Filmworks, 12(b) -- Indemnification by Cinegram Stockholders or 12(c) -- Indemnification by Cinegram of notice of the commencement of any proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

(ii)

If any proceeding referred to in Section 12(d)(i) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of or making of such proceeding, the indemnifying party will, unless the claim involves taxes, be entitled to participate in such proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such proceeding and provide indemnification with respect to such proceeding), to assume the defense of such proceeding with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Section 12 -- Indemnification for any fees of other counsel or any other expenses with respect to the defense of such proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such proceeding, other than reasonable costs of investigation. The parties agree that the firms of Raice Paykin & Krieg LLP and Kramer, Levin, Neftalis & Frankel LLP are among those satisfactory for purposes of this Section.  If the indemnifying party assumes the defense of a proceeding, (i) unless the indemnifying party has, prior to assuming such defense, notified the indemnified party that that defense is being undertaken without prejudice to any later claim that the claims made in the proceeding are not within the scope of, or subject to, indemnification, it will be conclusively established for purposes of this Agreement that the claims made in that proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims  may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of legal requirements or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such proceeding, the indemnifying party will be bound by any determination made in such proceeding or any compromise or settlement effected by the indemnified party.

(iii)

Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such proceeding, but the indemnifying party will not be bound by any determination of a proceeding so defended or any compromise or settlement effected without its written consent (which may not be unreasonably withheld).

(e)

Procedure for indemnification—other claims. A claim for indemnification for any matter not involving a third-party claim may be asserted by written notice to the party from whom indemnification is sought.

13.

Termination; Amendment; Waiver.

(a)

Termination.  This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

(i)

by mutual written agreement of Filmworks and Cinegram;

(ii)

by Cinegram, on the one hand, or Filmworks, on the other hand, as the case may be, if the Closing shall not have occurred on or before of December 31, 2001 (the “Termination Date”) so long as the party terminating this Agreement pursuant to this Section 13(a)(ii) has not made any material misrepresentation or materially breached a covenant, agreement or warranty contained herein;

(iii)

by Cinegram, on the one hand, or Filmworks, on the other hand, in the event the other makes a material misrepresentation or breaches a covenant, agreement or warranty set forth in this Agreement, but such non-misrepresenting or non-breaching party's election to terminate shall not limit, waive or prejudice such party's remedies at law or in equity.

In the event this Agreement is terminated as provided in Section 13(a)(i) or 13(a)(ii), this Agreement shall become void and of no further force and effect and no party hereto shall have any further liability to any other party hereto, except that Sections 6(b) -- Public Announcements and 6(d) -- Expenses shall survive and continue in full force and effect notwithstanding termination.

(b)

Amendment.  This Agreement may be amended by action taken by the Parties by an instrument in writing.

(c)

Extension; Waiver.  At any time prior to the Closing Date, Cinegram, the Cinegram Stockholders and Filmworks may (i) extend the time for the performance of any of the obligations or other acts of the other; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto or thereto; and (iii) waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party.

14.

Definitions. When used in this Agreement, the following terms shall have the meanings set forth below or in the indicated Sections:

(a)

"Acquisition Proposal" is defined in Section 6(g).

(b)

"Affiliate" means, with respect to any given Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.  The term “control” (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(c)

"Assets" means all properties, assets, Contracts, business, goodwill and rights of Cinegram or Filmworks, as the case may be, as a going concern, of every kind, nature, character and description, tangible and intangible, wherever located and whether or not carried or reflected on the books and records of Cinegram or Filmworks, as the case may be, on the Closing Date.

(d)

"Cinegram Balance Sheet" is defined in Section 5(d)(i).

(e)

"Cinegram Interim Financial Statements" is defined in Section 5(d)(ii).

(f)

"Cinegram Shares" has the meaning set forth in the Recitals.

(g)

"Closing" and "Closing Date" are defined in Section 2.

(h)

"Contract" means any contract, agreement, lease, license, arrangement, commitment, sales order, purchase order or any claim or right or any benefit or obligation arising thereunder or resulting therefrom and currently in effect, whether oral or written.

(i)

"Copyrights" means all copyrights, whether registered or unregistered, in both published works and unpublished works.

(j)

"Employee Benefit Plan" means any (i) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any multiemployer plan), or (iv) Employee Welfare Benefit Plan or material fringe benefit plan or program.

(k)

"Employee Pension Benefit Plan" has the meaning set forth in ERISA Section 3(2).

(l)

"Employee Welfare Benefit Plan" has the meaning set forth in ERISA Section 3(1).

(m)

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

(n)

"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

(o)

"Earn-Out Shares" is defined in Section 1(b)(ii).

(p)

"Filmworks Financial Statements" is defined in Section 3(e) -- SEC Reports.

(q)

"Filmworks Shareholder Meeting" means the meeting of shareholders of Filmworks referred to in Section 7(a) -- Shareholder Meeting.

(r)

"Filmworks Subsidiary" is defined in the Recitals.

(s)

"GAAP" means generally accepted United States accounting principles, applied on a basis consistent with the basis on which the balance sheet and the other financial statements referred to in the applicable Section of this Agreement were prepared and consistent from period to period.

(t)

 "Information Statement" is defined in Section 7(b).

(u)

"Initial Shares" has the meaning set forth in Section 1(b)(i).

(v)

"Intellectual Property Assets" means any and all (i) inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (ii) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (iii) copyrightable works, whether or not registered, all copyrights, and all applications, registrations, and renewals in connection therewith, (iv) mask works and all applications, registrations, and renewals in connection therewith, (v) trade secrets and confidential business information (including ideas, research and development, Know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, blueprints, sketches, storyboards, models, engineering drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (vi) computer software (including data and related documentation), (vii) other proprietary rights and Know-how, (viii) copies and tangible embodiments thereof (in whatever form or medium) and (ix) licenses and sublicenses granted and obtained with respect thereto, and rights thereunder.

(w)

"Know-how" means any and all technical knowledge, proprietary rights, patented or unpatented inventions, trade secrets, analytical methodology, processes, data and all other information or experience possessed by Filmworks or Cinegram, as the case may be, or which Filmworks or Cinegram, as the case may be, has the right to use.

(x)

"Liabilities" means any direct or indirect liability, indebtedness, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, known or unknown, contingent or otherwise.

(y)

"Lien" means any mortgage, lien, pledge, charge, security interest, license, lease, claim, restriction, option, conditional sale or installment Contract or encumbrance of any kind.

(z)

"Mark" means a party's corporate name, and all of its fictional business names, trading names, registered and unregistered trademarks, service marks, and applications for or reservations of any of the foregoing.

(aa)

 "Patents" means all patents, patent applications, and inventions and discoveries that may be patentable.

(bb)

 "Person" shall include an individual, a partnership, a corporation, or a division or business unit thereof, a trust, an unincorporated organization, a government or any department or agency thereof and any other entity.

(cc)

 "Purchase Price Shares" is defined in Section 1(b)(ii).

(dd)

 "SEC" shall mean the United States Securities and Exchange Commission.

(ee)

 "SEC Documents" is defined in Section 3(e).

(ff)

"Securities Act" shall mean the United States Securities Act of 1933, as amended.

(gg)

 "Termination Date" is defined in Section 13(a)(ii).

15.

Miscellaneous.

(a)

Entire Agreement; Assignment.  This Agreement, together with all Schedules and Exhibits, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties or between any of them with respect to the subject matter hereof.  All references to Sections, Exhibits and Schedules shall be deemed references to such parts of this Agreement unless the text requires otherwise.  This Agreement shall not be assigned by operation of law or otherwise.

(b)

Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties as follows:

If to Filmworks:

New York Film Works, Inc.
928 Broadway

New York, NY 10010
Fax:  (212)  475-5927
Attn.: Mr. Michael Cohen

With a copy (which shall not constitute notice) to:

Kramer, Levin, Neftalis & Frankel LLP

919 Third Avenue
New York, NY 10022-3852

Fax: 212-715-8000

If to The Cinegram Stockholders:

At the addresses set forth in Exhibit A

If to Cinegram:

Cinegram Media Inc.

One Springfield Ave.

Summit, NJ 07901

Fax: 908-598-4756

Attn: R. F. Wright, CEO

With a copy (which shall not constitute notice) to:

Raice Paykin & Krieg LLP
185 Madison Avenue
New York, New York 10016
Fax:  (212) 684-9022
Attn:  David C. Thomas, Esq.

or to such other address as the Person to whom notices is given may have previously furnished to the others in writing in the manner set forth above.

(c)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of laws thereof.

(d)

Costs; Expenses; Legal Fees.  Each of the Parties shall pay its own costs and expenses in connection with the transactions contemplated by this Agreement, it being understood that none of the parties shall be responsible for the other's costs and expenses.

(e)

Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns, except as to Section 1(f) -- Issuance of Options, which shall also inure to the benefit of holders of Cinegram stock options.

(f)

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

(g)

Specific Performance.  Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with the terms hereof, and the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(h)

Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word "including" shall mean including without limitation.  Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail.  Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).  The parties intend that each representation, warranty, and covenant contained herein shall have independent significance.  If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

(i)

Incorporation of Exhibits and Schedules.  The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, or individually, as the case may be, all as of the day and year first above written.

NEW YORK FILM WORKS, INC.

By:

Name:

Michael Cohen

Title:

President

CINEGRAM MEDIA, INC.

By:

Name:

Raymond F. Wright

Title

Chairman and Chief Executive Officer

CINEGRAM STOCKHOLDERS

____________________________________________

Harold Denstman

____________________________________________

Stephen C. Denstman

____________________________________________

James B. Witker II

____________________________________________

Hollis E. Wright

____________________________________________

Raymond F. Wright

#

<B>Amendment 1 Exchange Agreement

AMENDMENT TO EXCHANGE AGREEMENT

Amendment dated as of December 20, 2001, to Exchange Agreement dated the 10th day of October 10, 2001 by and among, New York Film Works, Inc., a New York corporation (“Filmworks”), Cinegram Media Inc., a Delaware corporation (“Cinegram”), and the persons identified in Exhibit A to the Exchange Agreement (collectively, the “Cinegram Stockholders”). The signatories may hereinafter also be referred to jointly as the “Parties”.

RECITALS

On October 10, 2001, the Parties entered in to an agreement (the Share Exchange Agreement) wherein the Cinegram Stockholders would exchange 100% of their stock holdings in Cinegram for shares to be issued by Filmworks, subject to Filmworks’ effectuating an amendment to its Certificate of Incorporation that would result a) in the currently issued shares of Filmworks being reduced by a 1-for-25 reverse stock split, and thereby making available sufficient authorized but un-issued shares of Filmworks, b) the creation of a new class of “blank check” preferred stock, c) the designation of  a Series A Convertible, Redeemable Preferred Shares, d) the creation of an Incentive Stock Option Plan, e) the change of the name of the Corporation to Cinegram Digital Media Group, Inc., and f) a change of domicile of the Corporation from the State of New York to the State of Delaware.

When the Exchange Agreement was executed it appeared that all necessary changes to the Certificate of Incorporation could be completed expeditiously and the transaction would be completed in the year 2001. Due to delays occasioned by regulatory review, completion of the transaction will now not take place until early 2002.

A majority of the Stockholders of Filmworks have signified in writing their intention to vote their shares in favor of the amendment to the Certificate of Incorporation to effect such changes.

The Parties desire to effect changes in the Exchange Agreement with respect to the effective date, the intention to change the domicile of the Corporation, and certain other “typographical” errors.

The Parties hereby agree to amend such Share Exchange Agreement as follows:

1.

Designation of Effective Date.  The Parties agree that the Effective Date of the Exchange Transaction shall be December 31, 2001, regardless of the effective date of the Amendment to the Certificate of Incorporation. In lieu of the requirements of Section 1.(b) Issuance of Filmworks Shares, Filmworks undertakes to deliver share certificates for the shares called for by that Section as soon as practicable after the effective date of the Amendment to the Certificate of Incorporation.

2.

Change of Corporate Domicile.  The change of Filmworks’ state of incorporation from the State of New York to the State of Delaware will not be pursued at this time.

3.

Correction of Error.  Section 7.(a) Shareholder Meeting is hereby amended by deleting the second instance of the words “this Agreement” and the following “(including”, and the “)” following “herein”.

4.

Opinion of Counsel. Cinegram agrees that Filmworks may deliver the opinion of Mr. Gerald Cohen, JD, CPA, Attorney, c/o Marcum & Kliegman LLP, 655 Third Avenue, 16th floor, New York, NY, 10017, rather than the opinion of Kramer, Levin, Neftalis & Frankel LLP in satisfaction of the conditions set forth in Section 10(c).

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to the Exchange Agreement to be executed on its behalf by its officers thereunto duly authorized, or individually, as the case may be, all as of the day and year first above written.

NEW YORK FILM WORKS, INC.

By: ____________________________

Name:   Michael Cohen

Title:   President

CINEGRAM MEDIA, INC.

By: ____________________________

Name:   Raymond F Wright

Title:   Chairman and Chief Executive Officer

CINEGRAM STOCKHOLDERS:

____________________________

Harold Denstman

____________________________

Stephen C. Denstman

____________________________

James B Witker II

____________________________

Hollis E Wright

____________________________

Raymond F Wright

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Annex B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NEW YORK FILM WORKS, INC.

(Under Section 805 of the Business Corporation Law)

#

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NEW YORK FILM WORKS, INC.

(Under Section 805 of the Business Corporation Law)

The undersigned, Raymond F. Wright and Michael Cohen, being respectively the President and Secretary of NEW YORK FILM WORKS, INC., do hereby certify that:

1.

The name of the Corporation is New York Film Works, Inc.

2.

The name under which the Corporation was formed was New York Color Works, Inc.

3.

The Certificate of Incorporation of the Corporation was filed by the Department of State on November 5, 1980.

4.

The Certificate of Incorporation of the Corporation is amended to change the name of the Corporation to CINEGRAM DIGITAL MEDIA GROUP, INC. to change each twenty-five outstanding shares of the Corporation's Common Stock, par value $.001 per share into one share of Common Stock, par value $.001 per share, to reduce the authorized common stock to 50,000,000 shares, to create a new class of Preferred Stock consisting of 2,000,000 shares, par value $.001 per share, to designate 150,000 shares of such Preferred Stock as Series A Redeemable Convertible 8% Preferred Shares, and to vest in the Board of Directors the authority to establish and designate additional series of Preferred Stock, to fix the number of shares therein, and the variations in the relative rights, preferences and limitations as between series.

5.

To effectuate the foregoing:

(a)

Effective upon filing of this Certificate of Amendment of Certificate of Incorporation, each 25 shares of the Corporation's Common Stock, par value $.001 per share, outstanding shall be changed into 1 share of such Common Stock. Each shareholder who would otherwise be entitled to receive a fractional share of 0.5 or greater shall receive a whole share and each shareholder who would otherwise be entitled to receive a fractional share of less than 0.5 shall not receive an additional whole share.

(b)

ARTICLE FIRST, which sets forth the name of the Corporation is amended to read as follows:

FIRST

The name of the Corporation is CINEGRAM DIGITAL MEDIA GROUP, INC.

(c)

Article FOURTH, which sets forth the total number of shares of stock which the Corporation shall have authority to issue is amended to read as follows:

FOURTH

A.

The Corporation is authorized to issue two classes of stock to be designated, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 52 million shares. Fifty million shares, par value $.001 per share, shall be Common Stock and two million shares, par value $.001 per share, shall be Preferred Stock.

B.

Common Stock.

(1)

General. All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and privileges. The rights, powers and privileges of the holders of the Common Stock are subject to and qualified by the rights of holders of the Preferred Stock.

(2)

Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

(3)

Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding-up  of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder thereof to receive an equal portion of the net assets of the Corporation available for distribution to the holders of Common Stock, subject to any preferential rights of any then outstanding Preferred Stock.

(4)

Voting Rights. Except as otherwise required by law or the Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held of record by such holder on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise required by law or provided herein, holders of Common Stock shall vote together with holders of Preferred Stock as a single class, subject to any special or preferential voting rights of any then outstanding Preferred Stock. There shall be no cumulative voting.

(5)

Redemption. The Common Stock is not redeemable.

C.

Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of New York, to establish from time to time the number of shares to be included in each such series, and to fix the variations in the relative rights, preferences and limitations as between series. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(1)

The number of shares constituting that series and the distinctive designation of that series;

(2)

The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3)

Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4)

Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5)

Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6)

Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7)

The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding-up  of the Corporation, and the relative rights or priority, if any, of payment of shares of that series; and

(8)

Any other relative rights, preferences and limitations of that series. Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period. If upon any voluntary or involuntary liquidation, dissolution or winding-up  of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

D.

Series A Redeemable Convertible 8% Preferred Shares. One Series of Preferred Stock shall consist of 150,000 shares and shall be known as Series A Redeemable Convertible 8% Preferred Shares ("Series A Preferred Stock"). The Series A Preferred Stock shall have the following rights, preferences and limitations:

(1)

 Liquidation Preference. In the event of any liquidation, dissolution or winding-up  of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any series or class or classes of stock of or other securities having an equity interest in the Corporation ranking junior to the Series A Preferred Stock upon liquidation, dissolution or winding-up , and after any such payment or distribution to the holders of any other series of preferred stock ranking prior, upon liquidation, dissolution or winding-up , to the Series A Preferred Stock, the holders of the shares of Series A Preferred Stock shall be entitled to receive an amount equal to the then effective Liquidation Preference and, in addition, an amount equal to any accrued but unpaid dividends. Liquidation Preference means an amount equal to $20 per share of Series A Preferred Stock, subject to change in accordance with Fourth D(2), including, without limitation, Accumulated Dividends. After distribution of the full amount of the Liquidation Preference in accordance with this Article Fourth D(1), the remaining assets of the Corporation available for distribution, if any, to the shareholders of the Corporation shall be distributed to the holders of shares of Common Stock and other securities junior to the Series A Preferred Stock upon liquidation, dissolution or winding-up , to the exclusion of the holders of Series A Preferred Stock. If the assets and funds of the Corporation available for distribution to the holders of Series A Preferred Stock shall be insufficient to permit the payment of the full preferential amounts set forth in this Article Fourth D(1), then all of the assets of the Corporation available for distribution shall be distributed to the holders of Series A Preferred Stock pro rata so that each share receives the same percentage of its Liquidation Preference.

(2)

Dividends. The holder of each share of Series A Preferred Stock shall be entitled to receive cumulative dividends from the date of initial issuance of such shares of Series A Preferred Stock at a rate of 8% per annum on the amount of the then effective Liquidation Preference of the shares of Series A Preferred Stock. Dividends shall be computed on the basis of a 360 day year of twelve 30-day months, and will be payable by (A) cash if, and only if, paid on the applicable Dividend Payment Date (as defined below), (B) delivery of shares of Series A Preferred Stock (valued for this purpose at the Liquidation Preference as of the Dividend Payment Date), or (C) any combination of the foregoing. Dividends will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year (each a "Dividend Payment Date"), commencing November 15, 2001, for so long as any shares of Series A Preferred Stock are outstanding; provided, however, that if such date is not a Business Day, then the Dividend Payment Date shall be the next Business Day. Arrearages of unpaid dividends, whether declared or undeclared ("Accumulated Dividends"), will not themselves bear interest but will be added to the Liquidation Preference of the Series A Preferred Stock in accordance with the following sentence, and dividends will accrue thereafter on the full amount of the Liquidation Preference as so increased. If any dividend payable on any Dividend Payment Date is not declared and paid in full on such Dividend Payment Date, the amount so payable, to the extent not paid, shall be added to the then effective Liquidation Preference on such Dividend Payment Date.

For purposes of this Article Fourth D(2), "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to be closed.

(3)

 Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends not in excess of 10% of earnings for the prior four fiscal quarters) or options or rights, then, in each such case, the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock in which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(4)

Redemption.

(A)

 Subject to Article Fourth D(4)(E) below, shares of the Series A Preferred Stock may be redeemed by the Corporation at any time or from time to time upon not less than 30 days' written notice.

(B)

The amount per share at which the Series A Preferred Stock is to be redeemed pursuant to this Article Fourth D(4) shall be an amount equal to the Liquidation Preference as of the applicable Redemption Date. The total sum payable per share of Series A Preferred Stock on any Redemption Date is hereinafter referred to as the "Redemption Price."

(C)

On and after any Redemption Date (unless default shall be made by the Corporation in the payment of the applicable Redemption Price as herein provided, in which event such rights shall be exercisable until such default is cured), all rights in respect of the Series A Preferred Stock to be redeemed pursuant to notices received pursuant to Article Fourth D(4) except to receive the applicable Redemption Price as herein provided, shall cease and terminate, and such Series A Preferred Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such Series A Preferred Stock have been received by the Corporation.

(D)

At any time on or after any Redemption Date, the holders of record of Series A Preferred Stock to be redeemed on such Redemption Date in accordance with this Article Fourth D(4)  shall be entitled to receive the applicable Redemption Price upon actual delivery to the Corporation or its agents of the certificates representing the Series A Preferred Stock to be redeemed.

(E)

Anything contained in this Article Fourth D(4)  to the contrary notwithstanding, the holders of Series A Preferred Stock to be redeemed pursuant to this Article Fourth D(4)  shall have the right, exercisable at any time up to the close of business on the Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price as herein provided, in which event such right shall be exercisable with respect to those shares for which payment is not made until such default is cured), to convert all or any such shares to be redeemed as herein provided into shares of Common Stock pursuant to Article Fourth D(6) hereof.

(1)

Voting.

(A)

In addition to the rights specified in Article Fourth D(5)(B) below and any other rights provided in the Corporation's By-laws or by law, each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the number of shares of Common Stock into which such share is then convertible, and such holders shall be entitled to vote with the holders of Common Stock on all matters as to which holders of Common Stock shall be entitled to vote.

(B)

So long as any shares of the Series A Preferred Stock are outstanding, except where the vote of a greater number of shares is required by law or by the Corporation's Certificate of Incorporation, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the shares of Series A Preferred Stock create or authorize the creation of any additional series or class of shares which ranks senior to holders of the Series A Preferred Stock as to liquidation rights; or

(1)

Conversion.

(A)

Each share of Series A Preferred Stock may, at the election of the holder thereof, at any time be converted into a number of fully paid and nonassessable shares of the Corporation’s Common Stock determined by dividing the Liquidation Preference by the conversion price per share of Common Stock in effect at the time of such conversion. Such conversion price, as adjusted and readjusted from time to time in accordance with this Article Fourth D(6) is referred to herein as the "Conversion Price.” The initial Conversion Price is $0.50, so that each Series A Preferred Stock is initially convertible into 40 shares of Common Stock.

(B)

Any Series A Preferred Stock may be converted by the holder thereof by surrender of the certificates evidencing such Series A Preferred Stock accompanied by notice of conversion thereof duly executed by such holder to the Corporation at its principal office, or at the office of the agency maintained for such purpose. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such certificates shall have been so surrendered to the Corporation or such agency; and at such time the rights of the holder of such Series A Preferred Stock, as such, shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or other securities) shall be issuable upon such conversion shall be deemed to have become the holder or holder of record thereof.

(C)

The Corporation will, at the time of conversion of any Series A Preferred Stock upon the request of the holder thereof, acknowledge in writing its continuing obligation to afford such holder any rights to which such holder shall continue to be entitled after such conversion in accordance with the provisions of the agreement for initial issuance of the Series A Preferred Stock, provided that if any such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to such holder all such rights.

(D)

As promptly as practicable after the conversion of any shares of the Series A Preferred Stock, and in any event within 30 calendar days thereafter, the Corporation at its expense (including the payment by it of any applicable issue taxes) will issue and deliver to the holder of such Preferred Stock, or as such holder (upon payment of such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full shares of Common Stock (or other securities) issuable upon such conversion, plus, in lieu of any fractional shares to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the market value determined in good faith by the Board of Directors of the Corporation of one full share as of the close of business on the date of such conversion.

(E)

The Conversion Price shall be subject to adjustment from time to time in accordance with this Article Fourth D(6)(E).

(1)

As used in this Article Fourth D(6)(E), "Other Securities" with reference to the conversion privilege of the holders of the Series A Preferred Stock shall mean any stock (other than Common Stock) and any other securities of the Corporation or of any other person which the holders of the Series A Preferred Stock at any time shall be entitled to receive, or shall have received, upon the conversion or partial conversion of the Series A Preferred Stock, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock (or Other Securities) pursuant to Article Fourth D(6)(E)(4) or otherwise.

(2)

In case the Corporation at any time or from time to time, after the date of issuance of the Series A Preferred Stock, shall declare or pay any dividend or distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification, reorganization or otherwise than by payment of a dividend in Common Stock), the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such dividend, distribution or subdivision, be proportionately reduced.

(3)

In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(4)

In case the Corporation, after the date of issuance of the Series A Preferred Stock, shall consolidate with or merge into any other person (other than a merger with a subsidiary in which merger the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock), or shall transfer all or substantially all of its properties and assets to any other person and, in connection with such transfer, shares or stock or Other Securities or property of such person or any other person shall be issuable or deliverable in exchange for the Common Stock, or shall effect a capital reorganization or reclassification of the Common Stock of the Corporation, then, and in each such case, proper provision shall be made so that, on the terms and in the manner provided in this Article Fourth D(6), each holder of Series A Preferred Stock, upon the conversion thereof at any time after the consummation of such consolidation, merger, transfer and exchange, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock, (or Other Securities) issuable upon such conversion prior to such consummation, the stock and Other Securities and property to which such holder would have been entitled upon such consummation if such holder had so converted such Series A Preferred Stock immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Article Fourth (6)(E).

(F)

The corporation will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Article Fourth D(6) by the Corporation. Without limiting the generality of the foregoing, the Corporation

(1)

will not increase the par value of any shares of stock receivable upon the conversion of the Series A Preferred Stock above the principal amount of such Series A Preferred Stock then convertible into one share of such stock and

(2)

will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of capital stock upon the conversion in full of all Series A Preferred Stock from time to time outstanding.

(G)

In each case of an event requiring any adjustment or readjustment of the Conversion Price pursuant to this Article Fourth D(6), the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate, signed by the principal financial or accounting officer of the Corporation, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment and readjustments is based. The corporation will, upon the written request at any time of any holder of Series A Preferred Stock, furnish to such holder a like certificate setting forth (a) such adjustment and readjustments (b) the Conversion Price at the time in effect, and (c) the number of shares of Common Stock (or Other Securities) and the amount, if any, of other property at the time receivable upon the conversion of the Series A Preferred Stock held by such holder.

(7)

In the event of

(A)

any taking by the Corporation of the record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of surplus at the same rate as that of the last cash dividend theretofore paid and other than a dividend on the Common Stock payable in Common Stock) or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right, or

(B)

any capital reorganization or reclassification of the Common Stock of the Corporation or any transfer of all or substantially all the assets of the Corporation to or consolidation or merger of the Corporation with or into any other person, or

(C)

any voluntary or involuntary dissolution, liquidation or winding-up  of the Corporation,

the Corporation will mail to each holder of Series A Preferred Stock at least 20 days prior to the date thereof, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up  is expected to become effective, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up.

The corporation will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Series A Preferred Stock, all shares of Common Stock (or Other Securities) from time to time issuable upon the conversion of the Series A Preferred Stock. All Shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be duly authorized and, when issued, validly issued, fully paid and nonassessable with no liability on the part of the holders thereof.

5.

The foregoing amendment to the Certificate of Incorporation was authorized by the Board of Directors followed by at least a majority of the holders of all of the shares of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, we have signed this Certificate on the ___th day of March, 2002, and we affirm the statements contained therein are true under penalty of perjury.

/s/

Raymond F. Wright

_____________________________

RAYMOND F. WRIGHT, President

/s/

Michael Cohen

_____________________________

MICHAEL COHEN, Secretary

#

Cinegram Media, Inc. 2001 Stock Option Plan

Annex C

CINEGRAM DIGITAL MEDIA GROUP, INC.

2001 STOCK OPTION PLAN

1.

Purposes of and Benefits Under the Plan.  This 2001 Stock Option Plan (the “Plan”) is intended to encourage stock ownership by employees, consultants and directors of Cinegram Digital  Media Group, Inc. and its controlled, affiliated and subsidiary entities (collectively, the “Corporation”), so that they may acquire or increase their proprietary interest in the Corporation, and is intended to facilitate the Corporation’s efforts to (i) induce qualified persons to become employees, officers and directors (whether or not they are employees) and consultants to the Corporation; (ii) compensate employees, officers, directors and consultants for services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation.  It is further intended that options granted by the Committee pursuant to Section 6 of this Plan shall constitute “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to Section 7 of this Plan shall constitute “non-qualified stock options” (“Non-qualified Stock Options”).

2.

Definitions.  As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)

“Board” shall mean the Board of Directors of Cinegram Digital Media Group, Inc.

(b)

“Committee” shall mean any Committee appointed by the Board to administer this Plan, if one has been appointed.  If no Committee has been appointed, the term “Committee” shall mean the Board.

(c)

“Common Stock” shall mean the Corporation’s $0.001 par value common stock.

(d)

“Disability” shall mean a Recipient’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.  If the Recipient has a disability insurance policy, the term “Disability” shall be as defined therein.

(e)

“Fair Market Value” per share as of a particular date shall mean the last sale price of the Corporation’s Common Stock as reported on a national securities exchange or by NASDAQ, or if the quotation for the last sale reported is not available for the Corporation’s Common Stock, the average of the closing bid and asked prices of the Corporation’s Common Stock as so reported or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value.  Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.  In the case of Options and Bonuses granted at a time when the Corporation does not have a registration statement in effect relating to the shares issuable hereunder, the value at which the Bonus shares are issued may be determined by the Committee at a reasonable discount from Fair Market Value to reflect the restricted nature of the shares to be issued and the inability of the Recipient to sell those shares promptly.

(f)

“Recipient” means any person granted an Option or awarded a Bonus hereunder.

(g)

“Internal Revenue Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified as Title 26 of the United States Code) and any successor legislation.

3.

Administration.

(a)

The Plan shall be administered by the Committee.  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authority either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority: to grant Options and Bonuses; to determine the vesting schedule and other restrictions, if any, relating to Options and Bonuses; to determine the purchase price of the shares of Common Stock covered by each Option (the “Option Exercise Price”); to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted; to determine the number of shares to be covered by each Option or Bonus; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

(b)

Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

(c)

The Committee shall endeavor to administer the Plan and grant Options and Bonuses hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the U.S. Securities Exchange Act of 1934 (the “1934 Act”), although compliance with Section 16 is the obligation of the Recipient, not the Corporation.  Neither the Committee, the Board nor the Corporation can assume any legal responsibility for a Recipient’s compliance with his obligations under Section 16 of the 1934 Act.

(d)

No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

4.

Eligibility.

(a)

Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees (including officers) and consultants to and directors  (whether or not they are employees) of the Corporation or its present or future divisions, affiliates and subsidiaries.  In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

(b)

A Recipient shall be eligible to receive more than one grant of an Option or Bonus during the term of the Plan, on the terms and subject to the restrictions herein set forth.

5.

Stock Reserved.

(a)

The stock subject to Options or Bonuses hereunder shall be shares of Common Stock.  Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation.  The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan shall not exceed five (5) million, subject to adjustment as provided in Section 8(i) hereof.

(b)

If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan.

6.

Incentive Stock Options.

(a)

Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.  Only employees of the Corporation shall be entitled to receive Incentive Stock Options.

(b)

The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any parent or subsidiary of the Corporation are exercisable for the first time by a Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Internal Revenue Code.

(c)

Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

7.

Non-qualified Stock Options.  Options granted pursuant to this Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8.

Terms and Conditions of Options.  Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

(a)

Number of Shares.  Each Option agreement shall state the number of shares of Common Stock covered by the Option.

(b)

Type of Option.  Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

(c)

Option Exercise Price.  Subject to adjustment as provided in Section 8 (i) hereof, each Option agreement shall state the Option Exercise Price, which shall be determined by the Committee subject only to the following restrictions:

(1)

Each Option Agreement shall state the Option Exercise Price, which (except as otherwise set forth in paragraphs 8(c)(2) and (3) hereof) shall not be less than 100% of the Fair Market Value per share on the date of grant of the Option.

(2)

Any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

(3)

Any Non-qualified Stock Option granted under the Plan shall be at a price no less than 80% of the Fair Market Value per share on the date of grant of the Non-qualified Stock Option.

(4)

The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such option is granted, unless a future date is specified in the resolution.

(a)

Term of Option.  Each Option agreement shall state the period during and times at which the Option shall be exercisable, in accordance with the following limitations:

(1)

The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution, although any such grant shall not be effective until the Recipient has executed an Option agreement with respect to such Option.

(2)

The exercise period of any Option shall not exceed ten years from the date of grant of the Option.

(3)

Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five years.

(4)

The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.  In any event, no exercise period may be so extended to increase the term of the Option beyond ten years from the date of the grant.

(5)

The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof, and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

(a)

Method of Exercise and Medium and Time of Payment.

(1)

An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable, provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(2)

Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Exercise Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation’s counsel to be advisable pursuant to, any applicable securities laws.

(3)

The Option Exercise Price shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such Option Exercise Price, or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment.

(4)

The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

(5)

The Recipient shall make provision for the withholding of taxes as required by Section 10 hereof.

(a)

Termination.

(1)

Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if the Recipient ceases to be an employee, officer, director or consultant of the Corporation (other than by reason of death, Disability or retirement), all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months following the date the Recipient ceased to be an employee, officer, director or consultant of the Corporation, and shall terminate upon the date of termination of employment or other relationship if discharged for cause.

(2)

Nothing in the Plan or in any Option or Bonus granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

(a)

Death, Disability or Retirement of Recipient.  Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if a Recipient shall die while an employee, officer, director or consultant of the Corporation, or within ninety days after the termination of such Recipient as an employee, officer, director or consultant, other than termination for cause, or if the Recipient’s relationship with the Corporation shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient (whether or not otherwise exercisable) unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

(b)

Transferability Restriction.

(1)

Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder.  Options may be exercised during the lifetime of the Recipient only by the Recipient and thereafter only by his legal representative.

(2)

Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Option, shall be null and void and without force or effect and shall result in a termination of the Option.

(3)

(A)  As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended (the “1933 Act”) or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws.  (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax.  (C)  The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation.  (D)  The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification.  (E)  Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

(a)

Effect of Certain Changes.

(1)

If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(2)

In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Exercise Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days’ written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

(3)

Paragraph 2 of this Section 8 (i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value.  Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

(4)

In the event of a change in the Common Stock of the Corporation as presently constituted into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be the Common Stock of the Corporation within the meaning of the Plan.

(5)

To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

(6)

Except as expressly provided in this Section 8(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

(a)

No Rights as Shareholder - Non-Distributive Intent.

(1)

Neither a Recipient of an Option nor such Recipient’s legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued.

(2)

No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

(3)

Upon exercise of an Option at a time when there is no registration statement in effect under the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the 1933 Act.  A form of subscription agreement containing representations and warranties deemed sufficient as of the date of adoption of this Plan is attached hereto as Exhibit B.

(4)

No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

(a)

Other Provisions.  Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

9.

Grant of Stock Bonuses.  In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses.

(a)

At the time of grant of a Bonus, the Committee may impose a vesting period of up to ten years, and such other restrictions which it deems appropriate.  Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.

(b)

The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges upon which the Common Stock then may be listed.  Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation’s counsel may seem necessary or advisable.  Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the 1933 Act shall execute a Subscription Agreement substantially in the form of Exhibit B.

10.

Agreement by Recipient Regarding Withholding Taxes.  Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option or the grant of a Bonus to allow the Corporation to pay federal, provincial, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or payment of such Bonus from any payment of any kind otherwise due to the Recipient.  The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

11.

Term of Plan.  Options and Bonuses may be granted under this Plan from time to time within a period of ten years from the date the Plan is adopted by the Board.

12.

Amendment and Termination of the Plan.

(a)

(1)

Subject to the policies, rules and regulations of any lawful authority having jurisdiction (including any exchange with which the shares of the Corporation are listed for trading), the Board of Directors may at any time, without further action by the shareholders, amend the Plan or any Option granted hereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that Options granted hereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any Option holders may from time to time be a resident or citizen, or it may at any time without action by shareholders terminate the Plan.

(2)

provided, however, that any amendment that would:  (A)  materially increase the number of securities issuable under the Plan to persons who are subject to Section 16(a) of the 1934 Act; or (B)  grant eligibility to a class of persons who are subject to Section 16(a) of the 1934 Act and are not included within the terms of the Plan prior to the amendment; or (C) materially increase the benefits accruing to persons who are subject to Section 16(a) of the 1934 Act under the Plan; or (D) require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation’s securities then may be listed, the Internal Revenue Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation as provided in Section 13 hereof.

(3)

provided further that any such increase or modification that may result from adjustments authorized by Section 8(i) hereof or which are required for compliance with the 1934 Act, the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, their rules or other laws or judicial order, shall not require such approval of the shareholders.

(b)

Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

13.

Approval of Shareholders.  The Plan shall take effect upon its adoption by the Board but shall be subject to approval at a duly called and held meeting of stockholders in conformance with the vote required by the Corporation’s governing documents, resolution of the Board, any other applicable law and the rules and regulations thereunder, or the rules and regulations of any national securities exchange upon which the Corporation’s Common Stock is listed and traded, each to the extent applicable.

14.

Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or any of its subsidiaries, or by any shareholder of the Corporation or any of its subsidiaries against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation or any of its subsidiaries, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

15.

Tax Litigation.  The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

16.

Adoption.

(a)

This Plan was approved by resolution of the Board of Directors of the Corporation on _____________  ____, 2001.

(b)

If this Plan is not approved by the shareholders of the Corporation within 12 months of the date the Plan was approved by the Board as required by Section 422(b)(1) of the Internal Revenue Code, this Plan and any Options granted hereunder to Recipients shall be and remain effective, but the reference to Incentive Stock Options herein shall be deleted and all Options granted hereunder shall be Non-qualified Stock Options pursuant to Section 7 hereof.

[End of Plan]

#

Exhibit A

FORM OF STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT made as of this ___ day of ____________, ______, by and between Cinegram Digital Media Group, Inc., a [New York] corporation (the “Corporation”), and ________________ __________________________ (the “Recipient”).

In accordance with the Cinegram Digital Media Group, Inc. 2001 Stock Option Plan (the “Plan”), the provisions of which are incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire shares of the Corporation’s $0.001 par value common stock (“Common Stock”) on favorable terms and thereby increase the Recipient’s proprietary interest in the Corporation and incentive to put forth maximum efforts for the success of the business of the Corporation.  Capitalized terms used but not defined herein are used as defined in the Plan.

SUMMARY of GRANT

(subject to the terms detailed in the Grant Agreement)

1.

Date of Grant:     _______________, 200__.

2.

Number Of Share Options Granted:    ________________ shares of common stock.

3.

Option Exercise Price: $_______ per share (the “Option Exercise Price”) subject to adjustment as provided in Paragraph 8 hereof.

4.

Vesting and Exercise of Option.  (a)  Except as otherwise provided herein or in Section 8 of the Plan, the Option shall vest and become exercisable as follows: ___________________________ .

5.

Term of Option.  The term of the Option will be through __________, ____, subject to earlier termination or cancellation as provided in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

1.

Confirmation of Grant of Option.  Pursuant to a determination of the Committee or, in the absence of a Committee, by the Board of Directors of the Corporation made on the “Date of Grant”, the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Stock Option (the “Option”) exercisable to purchase an aggregate of shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 8 hereof.

2.

Option Exercise Price.  The Option exercise price of shares of Common  Stock covered by the Option will be $_______ per share (the “Option Exercise Price”) subject to adjustment as provided in Paragraph 8 hereof.

3.

Vesting and Exercise of Option.  (a)  Except as otherwise provided herein or in Section 8 of the Plan, the Option shall vest and become exercisable as follows: _____________________ , provided, however, that no option shall vest or become exercisable unless the Recipient is an employee of the Corporation on such vesting date/or may be exercised in whole or in part at any time during the term of the Option. (b)  The Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).  (c)  The Option may be exercised by written notice to the Secretary of the Corporation accompanied by payment in full of the Option Exercise Price as provided in Section 8 of the Plan.

4.

Term of Option.  The term of the Option will be through __________, ____, subject to earlier termination or cancellation as provided in this Agreement.  The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.

5.

Transferability Restriction.  The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with Section 8 of the Plan.  Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

6.

Exercise Upon Termination.  The Recipient’s rights to exercise this Option upon termination of employment or cessation of service as an officer, director or consultant shall be as set forth in Section 8(f) of the Plan.

7.

Death, Disability or Retirement of Recipient.  The exercisability of this Option upon the death, Disability or retirement of the Recipient shall be as set forth in Section 8(g) of the Plan.

8.

Adjustments.  The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 8(i) of the Plan.

9.

No Registration Obligation.  The Recipient understands that the Option is not registered under the 1933 Act and, unless by separate written agreement, the Corporation has no obligation to so register the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may from time to time register under the 1933 Act the shares issuable upon exercise of Options granted pursuant to the Plan.  The Recipient represents that the Option is being acquired for the Recipient’s own account and that unless registered by the Corporation, the shares of Common Stock issued on exercise of the Option will be acquired by the Recipient for investment.  The Recipient understands that the Option is, and the underlying securities may be, issued to the Recipient in reliance upon exemptions from the 1933 Act, and acknowledges and agrees that all certificates for the shares issued upon exercise of the Option may bear the following legend unless such shares are registered under the 1933 Act prior to their issuance:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the “1933 Act”), and are “restricted securities” as that term is defined in Rule 144 under the 1933 Act.  The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of the Company.

The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the underlying shares are registered and/or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the 1933 Act and applicable state or other laws.

10.

Notices.  Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address.  Notices to the Corporation shall be addressed to the Corporation, attention: Cinegram Digital Media Group, Inc., One Springfield Avenue, Summit, New Jersey 07901, Attention: Treasurer, or at such other address as may constitute the Corporation’s principal place of business at the time. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient’s address below specified.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph  10.

11.

Approval of Counsel.  The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, applicable state and other securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

12.

Benefits of Agreement.  This Agreement will inure to the benefit of and be binding upon each successor and assignee of the Corporation.  All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient’s heirs, legal representatives and successors.

13.

Effect of Governmental and Other Regulations.  The exercise of the Option and the Corporation’s obligation to sell and deliver shares upon the exercise of the Option are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

14.

Plan Governs.  In the event that any provision in this Agreement conflicts with a provision in the Plan, the provision of the Plan shall govern.

#

Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

CINEGRAM DIGITAL MEDIA GROUP, INC.

Date ______________, _______

By:

Name:

Title:

The undersigned Recipient has read and understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.

Date ______________, _______

Signature of Recipient

Tax ID Number:

Address:

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Exhibit B

SUBSCRIPTION AGREEMENT

THE SECURITIES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.  THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE SECURITIES LAWS.

This Subscription Agreement is entered for the purpose of the undersigned acquiring _____________ shares of the $0.001 par value common stock (the “Securities”) of Cinegram Digital Media Group, Inc., a New York Corporation corporation (the “Corporation”) from the Corporation as a Bonus or pursuant to exercise of an Option granted pursuant to the Cinegram Digital Media Group, Inc. 2001 Stock Option Plan (the “Plan”). All capitalized terms not otherwise defined herein shall be as defined in the Plan.

It is understood that no grant of any Bonus or exercise of any Option at a time when no registration statement relating thereto is effective under the U.S. Securities Act of 1933, as amended (the “1933 Act”) can be completed until the undersigned executes this Subscription Agreement and delivers it to the Corporation, and that such grant or exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

In connection with the undersigned’s acquisition of the Securities, the undersigned represents and warrants to the Corporation as follows:

.

The undersigned has been provided with, and has reviewed the Plan, and such other information as the undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the “Available Information”).

.

The Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation’s behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition or to verify the accuracy of the Available Information which the Corporation possesses or can acquire without unreasonable effort or expense.

.

The Securities are being acquired by the undersigned for the undersigned’s own account and not on behalf of any other person or entity.

.

The undersigned understands that the Securities being acquired hereby have not been registered under the 1933 Act or any state or foreign securities laws, and are, and unless registered will continue to be, restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the 1933 Act and other statutes, and the undersigned consents to the placement of appropriate restrictive legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

.

By the undersigned’s execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

.

This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

.

The undersigned acknowledges that the grant of any Bonus or Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to prior approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act and other applicable securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

.

The undersigned acknowledges and agrees that the Corporation has withheld ___________ shares for the payment of taxes as a result of the grant of the Bonus or the exercise of an Option.

.

The Plan is incorporated herein by reference.  In the event that any provision in this Agreement conflicts with ANY provision in the Plan, the provisions of the Plan shall govern.

Date: ______________, ______

Signature of Recipient

Tax ID Number:

Address:

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